                                                              EXHIBIT 10.31.5
                                                            [CONFORMED COPY WITH
                                                           EXHIBITS F-3, K AND L
                                                                 OF ANNEX B EACH
                                                          CONFORMED AS EXECUTED]

                       FIFTH AMENDMENT TO CREDIT AGREEMENT


          FIFTH AMENDMENT ("Amendment"), dated as of December 28, 1993, among DR PEPPER/SEVEN-UP CORPORATION, a Delaware corporation (the "Company"), DR PEPPER/SEVEN-UP COMPANIES, INC., a Delaware corporation (the "Guarantor"), the Banks party to the Original Credit Agreement described below (the "Existing Banks"), BANKERS TRUST COMPANY, NATIONSBANK OF NORTH CAROLINA, N.A. and THE CHASE MANHATTAN BANK, N.A., as Managing Agents, the Co-Agents, the Lead Managers, and BANKERS TRUST COMPANY, as Administrative Agent, and each of the lenders listed on Annex A hereto (the "New Banks"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                                   WITNESSETH:


          WHEREAS, the Company, the Guarantor, the Existing Banks, the Managing Agents and the Administrative Agent are parties to a Credit Agreement, dated as of October 20, 1992, as amended by the First Amendment dated as of October 26, 1992, the Second Amendment dated as of November 5, 1992, the Third Amendment dated as of February 17, 1993 and the Fourth Amendment dated as of March 4, 1993 (as so amended, the "Original Credit Agreement");

          WHEREAS, the parties hereto wish to amend the Original Credit Agreement as herein provided (as so amended, the "Credit Agreement");


          NOW, THEREFORE, IT IS AGREED:

I.   AMENDMENTS TO ORIGINAL CREDIT AGREEMENT.

          1. ON AND AFTER THE FIFTH AMENDMENT EFFECTIVE DATE, SECTION 1 OF THE ORIGINAL CREDIT AGREEMENT SHALL BE AMENDED BY DELETING SAID SECTION 1 IN ITS ENTIRETY AND INSERTING IN LIEU THEREOF THE FOLLOWING NEW SECTION 1:

          "Section 1. AMOUNT AND TERMS OF CREDIT.

          1.01 THE COMMITMENTS. (a) Subject to and upon the terms and conditions set forth herein, each Bank with a Term Loan Commitment severally agrees on the Fifth Amendment Effective Date to make and/or, in the case of each Continuing Bank with a

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Term Loan Commitment, to convert Original Term Loans made by such Continuing
Bank to the Company pursuant to the Original Credit Agreement and outstanding on the Fifth Amendment Effective Date (but not that portion thereof, if any, which exceeds the Term Loan Commitment of such Bank on the Fifth Amendment Effective
Date) into, a term loan hereunder (as so made or converted for each such Bank, a "Term Loan" and, collectively, the "Term Loans") to the Company, which Term Loans (i) shall be made or converted and initially maintained as a single Borrowing of Base Rate Loans (subject to the option to convert such Term Loans pursuant to Section 1.06) and (ii) shall equal for each Bank, in initial aggregate principal amount, that amount which equals the Term Loan Commitment of such Bank on such date (after giving effect to the occurrence of the Fifth Amendment Effective Date, but before giving effect to any reductions thereto on such date pursuant to Section 3.03(b)). Once repaid, Term Loans incurred hereunder may not be reborrowed.

          (b) Subject to and upon the terms and conditions set forth herein, each Bank with a Revolving Loan Commitment severally agrees (A) in the case of each Continuing Bank with a Revolving Loan Commitment, to convert, on the Fifth Amendment Effective Date, Original Revolving Loans made by such Continuing Bank to the Company pursuant to the Original Credit Agreement and outstanding on the Fifth Amendment Effective Date in that aggregate principal amount as is equal to the lesser of (x) the aggregate principal amount of such Original Revolving Loans made by such Continuing Bank and so outstanding or (y) such Continuing Bank's Percentage (immediately after giving effect to the occurrence of the Fifth Amendment Effective Date) of the aggregate principal amount of Original Revolving Loans made by all Existing Banks and outstanding on the Fifth Amendment Effective Date and immediately before giving effect thereto, into a Borrowing of Revolving Loans hereunder (as so converted, together with all Revolving Loans made pursuant to the following clauses (B) and (C), the "Revolving Loans" and each, a "Revolving Loan"), (B) in the case of each Bank with a Revolving Loan Commitment, to make, on the Fifth Amendment Effective Date, Revolving Loans to the Company in that amount as is equal to the Percentage of such Bank (determined on the Fifth Amendment Effective Date and after giving effect thereto) of the aggregate principal amount of Original Revolving Loans made by the Existing Banks and outstanding on the Fifth Amendment Effective Date, less, in the case of each Continuing Bank, the aggregate principal amount of Revolving Loans to be made by it by way of conversion on the Fifth Amendment Effective Date pursuant to preceding clause
(A), and (C) in the case of each Bank with a Revolving Loan Commitment, at any time and from time to time on and after the Fifth Amendment Effective Date and prior to the Revolving Loan Maturity Date, to make one or more additional Revolving Loans to the Company, which Revolving Loans of such Bank:

          (i) shall, at the option of the Company, be Base Rate Loans or Eurodollar Rate Loans, PROVIDED that (A) except as otherwise specifically provided in Section 1.10(b), all Revolving Loans comprising the same Borrowing shall at all times be of the same Type and (B) no Eurodollar Rate Loans may be incurred prior to the

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     earlier of (1) the 60th day after the Fifth Amendment Effective Date or such earlier date as may be agreed to by the Administrative Agent and (2) that date (the "Syndication Date") upon which the Administrative Agent determines in its sole discretion (and notifies the Company) that the primary syndication (and the resultant addition of institutions as Banks pursuant to Section 13.04) has been completed;

          (ii) may be repaid and reborrowed in accordance with the provisions hereof; and

          (iii) shall not exceed at any time outstanding that aggregate principal amount which, when added to the product of (x) such Bank's Adjusted Percentage and (y) the sum of (I) the aggregate amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time and (II) the aggregate principal amount of all Swingline Loans (exclusive of Swingline Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) then outstanding, equals the Revolving Loan Commitment of such Bank at such time minus such Bank's Adjusted Percentage of the Blocked Commitment at such time.

In addition to the foregoing requirements, the Total Unutilized Revolving Loan Commitment on the Fifth Amendment Effective Date (after giving effect to all Borrowings on such date) less the Blocked Commitment on such date shall be equal to or greater than an amount equal to the Minimum Unutilized Revolving Loan Commitment.

          (c) Subject to and upon the terms and conditions herein set forth, BTCo in its individual capacity agrees (A) to convert, on the Fifth Amendment Effective Date, the Original Swingline Loans made by BTCo to the Company pursuant to the Original Credit Agreement and outstanding on the Fifth Amendment Effective Date into a Borrowing of Swingline Loans hereunder (as so converted, together with all Swingline Loans made pursuant to the following clause (B), the "Swingline Loans" and each, a "Swingline Loan") and (B) to make at any time and from time to time after the Fifth Amendment Effective Date and prior to the Swingline Expiry Date, one or more Swingline Loans to the Company, which Swingline Loans:

          (i)  shall be made and maintained as Base Rate Loans;

          (ii) may be repaid and reborrowed in accordance with the provisions hereof;

          (iii) shall not exceed in aggregate principal amount at any time outstanding, when added to the aggregate principal amount of all Revolving Loans made by Non-

     Defaulting Banks then outstanding and Letter of Credit Outstandings at such time, an amount equal to the Adjusted Total Revolving Loan Commitment at such time (after giving effect to any reductions to the Adjusted Total Revolving Loan Commitment on such date) minus the Blocked Commitment at such time; and

          (iv) shall not exceed at any time outstanding the Maximum Swingline Amount.

          (d) On any Business Day, BTCo may, in its sole discretion, give notice to the Banks that its outstanding Swingline Loans shall be funded with a Borrowing of Revolving Loans (PROVIDED that such notice shall be deemed to have been automatically given upon the occurrence of an Event of Default under
Section 10.05 or upon the exercise of any of the remedies provided in the last paragraph of Section 10), in which case a Borrowing of Revolving Loans constituting Base Rate Loans (each such Borrowing, a "Mandatory Borrowing") shall be made on the immediately succeeding Business Day from all Banks with a Revolving Loan Commitment (without giving effect to any termination thereof pursuant to the last paragraph of Section 10) PRO RATA based on each Bank's Adjusted Percentage (determined before giving effect to any termination of the Revolving Loan Commitments pursuant to the last paragraph of Section 10), and the proceeds thereof shall be applied directly to BTCo to repay BTCo for such outstanding Swingline Loans. Each such Bank hereby irrevocably agrees to make Revolving Loans upon one Business Day's notice pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified in writing by BTCo notwithstanding (i) the amount of the Mandatory Borrowing may not comply with the minimum amount for Borrowings otherwise required hereunder, (ii) whether any conditions specified in Sections 5 or 6 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) the date of such Mandatory Borrowing and (v) any reduction in the Total Revolving Loan Commitment or the Adjusted Total Revolving Loan Commitment after any such Swingline Loans were made. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding of the type referred to in Section 10.05 with respect to the Company), then each such Bank hereby agrees that it shall forthwith purchase (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the Company on or after such date and prior to such purchase) from BTCo such participations in the outstanding Swingline Loans as shall be necessary to cause such Banks to share in such Swingline Loans ratably based upon their respective Adjusted Percentages (determined before giving effect to any termination of the Revolving Loan Commitments pursuant to the last paragraph of Section 10); PROVIDED, that (x) all interest payable on the Swingline Loans shall be for the account of BTCo until the date as of which the respective participation is required to be purchased and, to the extent attributable to the purchased participation, shall be payable to the participant from and after such date and (y) at the time any purchase of participations pursuant to this sentence is act-ually made, the purchasing Bank shall be required to pay BTCo interest on the principal amount of participation purchased for each day from and including the day upon which the Mandatory Borrowing would otherwise have occurred to but excluding the date of payment for such participation, at the overnight Federal Funds Rate.

          1.02 MINIMUM AMOUNT OF EACH BORROWING. (a) The aggregate principal amount of each Borrowing of Term Loans shall not be less than $10,000,000 and, if greater, shall be in an integral multiple of $1,000,000.

          (b) The aggregate principal amount of each Borrowing of Revolving Loans shall not be less than $2,000,000 and, if greater, shall be in an integral multiple of $1,000,000; PROVIDED that Borrowings of Revolving Loans made as Base Rate Loans may be made in integral multiples of $1,000,000; PROVIDED FURTHER that Mandatory Borrowings shall be made in the amounts required by Section 1.01(d).

          (c) The aggregate principal amount of each Borrowing of Swingline Loans shall be in integral multiples of $1,000,000.

          (d) More than one Borrowing may occur on the same date, but at no time shall there be outstanding more than ten Borrowings of Eurodollar Rate Loans.

          1.03 NOTICE OF BORROWING. (a) Whenever the Company desires to make a Borrowing hereunder (excluding Borrowings of Swingline Loans and Mandatory Borrowings), it shall give the Administrative Agent at its Notice Office at least one Business Day's prior notice of each Base Rate Loan and at least three Business Days' prior notice of each Eurodollar Rate Loan to be made hereunder, PROVIDED that any such notice shall be deemed to have been given on a certain day only if given before 12:00 Noon (New York time) on such day. Each such notice (each a "Notice of Borrowing"), except as otherwise expressly provided in
Section 1.10, shall be irrevocable and shall be given by the Company in the form of Exhibit A, appropriately completed to specify the aggregate principal amount of the Loans to be made pursuant to such Borrowing, the date of such Borrowing (which shall be a Business Day), whether the Loans being made pursuant to such Borrowing shall constitute Term Loans or Revolving Loans and whether the Loans being made pursuant to such Borrowing are to be initially maintained as Base Rate Loans or Eurodollar Rate Loans and, if Eurodollar Rate Loans, the initial Interest Period to be applicable thereto. The Administrative Agent shall promptly give each Bank which is required to make Loans of the Tranche specified in the respective Notice of Borrowing, notice of such proposed Borrowing, of such Bank's proportionate share thereof and of the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing. Whenever the Company desires to utilize the Blocked Commitment to make a Borrowing of Revolving Loans to repurchase Dr Pepper Preferred Stock, the Notice of

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Borrowing shall include a statement to such effect and the details of the terms and conditions of such proposed purchase.

          (b) (i) Whenever the Company desires to make a Borrowing of Swingline Loans hereunder, it shall give BTCo not later than 12:00 noon (New York time) on the date that a Swingline Loan is to be made, written notice or telephonic notice promptly confirmed in writing of each Swingline Loan to be made hereunder. Each such notice shall be irrevocable and specify in each case (A) the date of Borrowing (which shall be a Business Day) and (B) the aggregate principal amount of the Swingline Loans to be made pursuant to such Borrowing.

          (ii) Without in any way limiting the obligation of the Company to confirm in writing any telephonic notice of such Borrowing of Swingline Loans, BTCo may act without liability upon the basis of telephonic notice of such Borrowing, believed by BTCo in good faith to be from the Chief Financial Officer, Vice President of Finance and Treasurer, Director of Treasury Operations, Director of Corporate Planning, Manager of Finance or any Financial Analyst of the Company (or from any other person designated in writing to the Administrative Agent by any of the above listed officers of the Company as a person entitled to give telephonic notices under this Agreement on behalf of the Company), prior to receipt of written confirmation. In each such case, the Company hereby waives the right to dispute BTCo's record of the terms of such telephonic notice of such Borrowing of Swingline Loans; PROVIDED, HOWEVER, the foregoing waiver shall not limit any rights of the Company to contest the amount of such Borrowing of Swingline Loans actually received by the Company.

          (iii) Mandatory Borrowings shall be made upon the notice specified in
Section 1.01(d), with the Company irrevocably agreeing, by its incurrence of any Swingline Loan, to the making of the Mandatory Borrowings as set forth in
Section 1.01(d).

          1.04 DISBURSEMENT OF FUNDS. Except as otherwise specifically provided in the immediately succeeding sentence, no later than 12:00 Noon (New York time) on the date specified in each Notice of Borrowing (or (x) in the case of Swingline Loans, no later than 2:00 P.M. (New York time) on the date specified pursuant to Section 1.03(b)(i) or (y) in the case of Mandatory Borrowings, not later than 12:00 Noon (New York time) on the date specified in Section 1.01(d)), each Bank with a Commitment of the respective Tranche will make available its PRO RATA portion of each such Borrowing requested to be made on such date (or in the case of Swingline Loans, BTCo shall make available the full amount thereof). All such amounts shall be made available in Dollars and in immediately available funds at the Payment Office of the Administrative Agent, and the Administrative Agent will make available to the Company at the Payment Office the aggregate of the amounts so made available by the Banks. Unless the Administrative Agent shall have been notified by any Bank prior to the date of Borrowing that such Bank does not intend to make available to

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the Administrative Agent such Bank's portion of any Borrowing to be made on such date, the Administrative Agent may assume that such Bank has made such amount available to the Administrative Agent on such date of Borrowing and the Administrative Agent may, in reliance upon such assumption, make available to the Company a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Bank, the Administrative
Agent shall be entitled to recover such corresponding amount on demand from such Bank. If such Bank does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Company and the Company shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover on demand from such Bank or the Company, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Company until the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (i) if recovered from such Bank, at the overnight Federal Funds Rate and (ii) if recovered from the Company, the rate of interest applicable to the respective Borrowing, as determined pursuant to Section 1.08. Nothing in this Section 1.04 shall be deemed to relieve any Bank from its obligation to make Loans hereunder or to prejudice any rights which the Company may have against any Bank as a result of any failure by such Bank to make Loans hereunder.

          1.05 NOTES. (a) The Company's obligation to pay the principal of, and interest on, the Loans made by each Bank shall be evidenced (i) if Term Loans, by a promissory note duly executed and delivered by the Company substantially in the form of Exhibit B-1 with blanks appropriately completed in conformity herewith (each a "Term Note" and, collectively, the "Term Notes"), (ii) if Revolving Loans, by a promissory note duly executed and delivered by the Company substantially in the form of Exhibit B-2, with blanks appropriately completed in conformity herewith (each a "Revolving Note" and, collectively, the "Revolving Notes"), and (iii) if Swingline Loans, by a promissory note duly executed and delivered by the Company substantially in the form of Exhibit B-3, with blanks appropriately completed in conformity herewith (the "Swingline Note").

          (b) The Term Note issued to each Bank with a Term Loan Commitment shall (i) be executed by the Company, (ii) be payable to the order of such Bank and be dated the Fifth Amendment Effective Date, (iii) be in a stated principal amount equal to the principal amount of Term Loans made by such Bank and be payable in the principal amount of Term Loans evidenced thereby, (iv) mature on the Final Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Rate Loans, as the case may be, evidenced thereby, (vi) be subject to mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the Guaranty and be secured by the Security Documents.

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          (c)  The Revolving Note issued to each Bank with a Revolving Loan
Commitment shall (i) be executed by the Company, (ii) be payable to the order of such Bank and be dated the Fifth Amendment Effective Date, (iii) be in a stated principal amount equal to the Revolving Loan Commitment of such Bank and be payable in the principal amount of the Revolving Loans evidenced thereby, (iv) mature on the Revolving Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Rate Loans, as the case may be, evidenced thereby, (vi) be subject to mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the Guaranty and be secured by the Security Documents.

          (d) The Swingline Note issued to BTCo shall (i) be executed by the Company, (ii) be payable to the order of BTCo and be dated the Fifth Amendment Effective Date, (iii) be in a stated principal amount equal to the Maximum Swingline Amount and be payable in the principal amount of the outstanding Swingline Loans evidenced thereby, (iv) mature on the Swingline Expiry Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans evidenced thereby and (vi) be entitled to the benefits of this Agreement and the Guaranty and be secured by the Security Documents.

          (e) Each Bank will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will prior to any transfer of any of its Notes endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation or endorsement shall not affect the Company's obligations in respect of such Loans.

          1.06 CONVERSIONS. The Company shall have the option to convert, on any Business Day occurring on or after the earlier of (i) the 60th day after the Fifth Amendment Effective Date and (ii) the Syndication Date, all or a portion equal to at least $10,000,000 in the case of a Borrowing of Term Loans and equal to at least $2,000,000 in the case of a Borrowing of Revolving Loans of the outstanding principal amount of such Loans made pursuant to one or more Borrowings (so long as of the same Tranche) of one or more Types of Loans into a Borrowing (of the same Tranche) of another Type of Loan; PROVIDED, that (w) except as otherwise provided in Section 1.10(b), Eurodollar Rate Loans may be converted into Loans of another Type only on the last day of an Interest Period applicable to the Loans being converted and no such partial conversion of Eurodollar Rate Loans shall reduce the outstanding principal amount of such Eurodollar Rate Loans made pursuant to a single Borrowing to less than $10,000,000 in the case of a Borrowing of Term Loans and to less than $2,000,000 in the case of a Borrowing of Revolving Loans, (x) Base Rate Loans may only be converted into Eurodollar Rate Loans if no Default or Event of Default is in existence on the date of the conversion, (y) no conversion pursuant to this
Section 1.06 shall result in a greater number of Borrowings than is permitted under Section 1.02 and (z) Swingline Loans may not be converted pursuant to this
Section 1.06.

Each such conversion pursuant to this Section 1.06 shall be effected by the Company by giving the Administrative Agent at its Notice Office prior to 12:00 Noon (New York time) at least three Business Days' prior notice (each a "Notice of Conversion") specifying the Loans to be so converted, the Borrowing(s) pursuant to which such Loans were made and, if to be converted into Eurodollar Rate Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Bank prompt notice of any such proposed conversion affecting any of its Loans. Upon any such conversion the proceeds thereof will be deemed to be applied directly on the day of such conversion to prepay the outstanding principal amount of the Loans being converted.

          1.07 PRO RATA BORROWINGS. All Borrowings of Term Loans and Revolving Loans under this Agreement shall be incurred from the Banks PRO RATA on the basis of their Term Loan Commitments or Revolving Loan Commitments, as the case may be; PROVIDED, that all Borrowings of Revolving Loans made pursuant to a Mandatory Borrowing shall be incurred from the Banks PRO RATA on the basis of their Adjusted Percentages. It is understood that no Bank shall be responsible for any default by any other Bank of its obligation to make Loans hereunder and that each Bank shall be obligated to make the Loans provided to be made by it hereunder regardless of the failure of any other Bank to make its Loans hereunder.

          1.08 INTEREST. (a) The Company agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan from the date the proceeds thereof are made available to the Company until the maturity thereof (whether by acceleration or otherwise) at a rate per annum which shall be equal to the sum of the Applicable Margin plus the Base Rate in effect from time to time.

          (b) The Company agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Rate Loan from the date the proceeds thereof are made available to the Company until the maturity thereof (whether by acceleration or otherwise) at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Margin plus the Quoted Rate for such Interest Period.

          (c) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder shall, in each case, bear interest at a rate per annum equal to the greater of
(x) the sum of (i) the Base Rate in effect from time to time, (ii) the Applicable Margin for Base Rate Loans of such Tranche at such time and (iii) 2% and (y) the rate which is 2% in excess of the rate then borne by such Loans, in each case with such interest to be payable on demand.

          (d) Accrued (and theretofore unpaid) interest shall be payable (i) in respect of each Base Rate Loan, quarterly in arrears on each Quarterly Payment Date, (ii) in respect of each Eurodollar Rate Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period and (iii) in respect of each Loan, on any repayment (except on voluntary prepayments of Revolving Loans and Swingline Loans) (on the amount repaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

          (e) Upon each Interest Determination Date, the Administrative Agent shall determine the Quoted Rate for each Interest Period applicable to Eurodollar Rate Loans and shall promptly notify the Company and the Banks thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

          1.09 INTEREST PERIODS. At the time it gives any Notice of Borrowing or Notice of Conversion in respect of the making of, or conversion into, any Eurodollar Rate Loan (in the case of the initial interest Period applicable thereto) or on the third Business Day prior to the expiration of an Interest Period applicable to such Eurodollar Rate Loan (in the case of any subsequent Interest Period), the Company shall have the right to elect, by giving the Administrative Agent notice thereof, the interest period (each an "Interest Period") applicable to such Eurodollar Rate Loan, which Interest Period shall, at the option of the Company, be a one, two, three or six month period, PROVIDED that:

          (i) all Eurodollar Rate Loans comprising a Borrowing shall at all times have the same Interest Period;

          (ii) the initial Interest Period for any Eurodollar Rate Loan shall commence on the date of Borrowing of such Loan (including the date of any conversion thereto from a Loan of a different Type) and each Interest Period occurring thereafter in respect of such Loan shall commence on the day on which the next preceding Interest Period applicable thereto expires;

          (iii) if any Interest Period relating to a Eurodollar Rate Loan begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

          (iv) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; PROVIDED, HOWEVER, that if any Interest Period for a Eurodollar Rate Loan would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

          (v) no Interest Period may be selected at any time when any Default or Event of Default is then in existence;

          (vi) no Interest Period in respect of any Borrowing of Term Loans shall be selected which extends beyond any date upon which a mandatory repayment of such Term Loans will be required to be made under
     Section 4.02(b) if after giving effect to the selection of such Interest Period the aggregate principal amount of such Term Loans which have Interest Periods which will expire after such date will be in excess of the aggregate principal amount of such Term Loans then outstanding less the aggregate amount of such required prepayment; and

          (vii) no Interest Period in respect of any Borrowing of any Tranche of Loans shall be selected which extends beyond the respective Maturity Date of such Tranche of Loans.

          If upon the expiration of any Interest Period applicable to a Borrowing of Eurodollar Rate Loans, the Company has failed to elect, or is not permitted to elect, a new Interest Period to be applicable to such Eurodollar Rate Loans as provided above, the Company shall be deemed to have elected to convert such Eurodollar Rate Loans into Base Rate Loans effective as of the expiration date of such current Interest Period.

          1.10 INCREASED COSTS ILLEGALITY, ETC. (a) In the event that any Bank shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clause (i) below, may be made only by the Administrative Agent):

          (i) on any Interest Determination Date that, by reason of any changes arising after the date of this Agreement affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Quoted Rate; or

          (ii) at any time, that such Bank shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar Rate Loan because of (x) any change since the Fifth Amendment Effective Date in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request, such as, for example, but not limited to: (A) a change in the basis of taxation of payments to any Bank of the principal of or interest on the Notes or any other amounts payable hereunder (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Bank imposed by the jurisdiction in which its principal office or applicable lending office is located) or (B) a change in official reserve requirements (but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Quoted Rate) and/or (y) other circumstances affecting such Bank or the interbank Eurodollar market or the position of such Bank in such market; or

          (iii) at any time, that the making or continuance of any Eurodollar Rate Loan has been made (x) unlawful by any law or governmental rule, regulation or order, (y) impossible by compliance by any Bank in good faith with any governmental request (whether or not having force of law) or (z) impracticable as a result of a contingency occurring after the date of this Agreement which materially and adversely affects the interbank Eurodollar market;

then, and in any such event, such Bank (or the Administrative Agent, in the case of clause (i) above) shall promptly give notice (by telephone confirmed in writing) to the Company and, except in the case of clause (i) above, to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Banks). Thereafter (x) in the case of clause (i) above, Eurodollar Rate Loans shall no longer be available until such time as the Administrative Agent notifies the Company and the Banks that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by the Company with respect to Eurodollar Rate Loans which have not yet been incurred (including by way of conversion) shall be deemed rescinded by the Company, (y) in the case of clause (ii) above, the Company shall pay to such Bank, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Bank in its sole discretion shall determine) as shall be required to compensate such Bank for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Bank, showing the basis for the calculation thereof, submitted to the Company by such Bank shall, absent manifest error, be final and conclusive on and binding on all the parties hereto) and (z) in the case of clause (iii) above, the Company shall take one of the actions specified in Section 1.10(b) as promptly as possible and, in any event, within the time period required by law.

          (b) At any time that any Eurodollar Rate Loan is affected by the circumstances described in Section 1.10(a)(ii) or (iii), the Company may (and in the case of a Eurodollar Rate Loan affected by the circumstances described in
Section 1.10(a) (iii) shall) either (i) if the affected Eurodollar Rate Loan is then being made initially or pursuant to a conversion, by giving the Administrative Agent telephonic notice (confirmed in writing) on the same date that the Company was notified by the affected Bank or the Administrative Agent pursuant to Section 1.10(a)(ii) or (iii), cancel the respective Borrowing, or
(ii) if the affected Eurodollar Rate Loan is then outstanding, upon at least three Business Days' writ-ten notice to the Administrative Agent, require the affected Bank to convert such Eurodollar Rate Loan into a Base Rate Loan; PROVIDED, that if more than one Bank is affected at any time, then all affected Banks must be treated the same pursuant to this Section 1.10(b).

          (c) If, at any time after the Fifth Amendment Effective Date, any Bank determines that the introduction of or any change in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) concerning capital adequacy, or any change in interpretation or administration thereof by any governmental authority, central bank or comparable agency, will have the effect of increasing the amount of capital required or expected to be maintained by such Bank or any corporation controlling such Bank based on the existence of such Bank's Commitments hereunder or its obligations hereunder, then the Company shall pay to such Bank, upon its written demand therefor, such additional amounts as shall be required to compensate such Bank or such other corporation for the increased cost to such Bank or such other corporation or the reduction in the rate of return to such Bank or such other corporation as a result of such increase of capital. In determining such additional amounts, each Bank will act reasonably and in good faith and will use averaging and attribution methods which are reasonable; PROVIDED, that such Bank's determination of compensation owing under this
Section 1.10(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto. Each Bank, upon determining that any additional amounts will be payable pursuant to this Section 1.10(c), will give prompt written notice thereof to the Company, which notice shall show the basis for calculation of such additional amounts, although the failure to give any such notice shall not release or diminish any of the Company's obligations to pay additional amounts pursuant to this Section 1.10(c).

          1.11 COMPENSATION. The Company shall compensate each Bank, upon its written request (which request shall set forth the basis for requesting such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Bank to fund its Eurodollar Rate Loans) which such Bank may sustain: (i) if for any reason (other than a default by such Bank or the Administrative Agent) a Borrowing of, or conversion from or into, Eurodollar Rate Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not withdrawn by the Company or deemed withdrawn pursuant to Section 1.10(a)); (ii) if any repayment (including any repayment made pursuant to
Section 4.02 or conversion (including without limitation any conversion to occur on the Fifth Amendment Effective Date pursuant to Section 1.01(a) or (b)) of any of its Eurodollar Rate Loans occurs on a date which is not the last day of an Interest Period with respect thereto; (iii) if any prepayment of any of its Eurodollar Rate Loans is not made on any date specified in a notice of prepayment given by the Company; or (iv) as a consequence of (x) any other default by the Company to repay its Loans when required by the terms of this Agreement or any Note held by such Bank or (y) any election made pursuant to
Section 1.10(b).

          1.12 REPLACEMENT OF BANKS. If any Bank becomes a Defaulting Bank or otherwise defaults in its obligations to make Loans or fund Unpaid Drawings, the Company shall have the right, if no Event of Default then exists, to replace such Bank (the "Replaced Bank") with one or more other Eligible Transferee or Transferees, none of whom shall constitute a Defaulting Bank at the time of such replacement, (collectively, the "Replacement Bank") reasonably acceptable to the Administrative Agent, provided that (i) at the time of any replacement pursuant to this Section 1. 12, the Replacement Bank shall enter into one or more assignment agreements, in form and substance satisfactory to the Administrative Agent, pursuant to which the Replacement Bank shall acquire all of the Commitments and outstanding Loans of, and participations in Letters of Credit by, the Replaced Bank and, in connection therewith, shall pay to (x) the Replaced Bank in respect thereof an amount equal to the sum of (A) an amount equal to the principal of, and all accrued interest on, all outstanding Loans of the Replaced Bank, (B) an amount equal to all Unpaid Drawings that have been funded by (and not reimbursed to) such Replaced Bank, together with all then unpaid interest with respect thereto at such time and (C) an amount equal to all accrued, but theretofore unpaid, Fees owing to the Replaced Bank pursuant to
Section 3.01 hereof and (y) the appropriate Issuing Bank an amount equal to such Replaced Bank's Adjusted Percentage (for this purpose, determined as if the adjustment described in clause (y) of the immediately succeeding sentence had been made with respect to such Replaced Bank) of any Unpaid Drawing (which at such time remains an Unpaid Drawing) to the extent such amount was not theretofore funded by such Replaced Bank, and (ii) all obligations of the Company owing to the Replaced Bank (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Bank concurrently with such replacement. Upon the execution of the respective assignment documentation, the payment of amounts referred to in clauses (i) and
(ii) above and, if so requested by the Replacement Bank, delivery to the Replacement Bank of the appropriate Note or Notes executed by the Company, (x) the Replacement Bank shall become a Bank hereunder and the Replaced Bank shall cease to constitute a Bank hereunder, except with respect to indemnification provisions under this Agreement, which shall survive as to such Replaced Bank and (y)the Adjusted Percentages of the Banks shall be automatically adjusted at such time to give effect to such replacement (and to give effect to the replacement of a Defaulting Bank with one or more Non-Defaulting Banks)."

          2. ON AND AFTER THE FIFTH AMENDMENT EFFECTIVE DATE, SECTION 2.01(A) OF THE ORIGINAL CREDIT AGREEMENT SHALL BE AMENDED BY INSERTING AT THE END THEREOF A NEW SENTENCE TO READ: "IT IS HEREBY FURTHER ACKNOWLEDGED AND AGREED THAT EACH ORIGINAL LETTER OF CREDIT SHALL ALSO CONSTITUTE A "LETTER OF CREDIT" FOR PURPOSES OF THIS AGREEMENT."

          3. ON AND AFTER THE FIFTH AMENDMENT EFFECTIVE DATE, SECTION 2.06 OF THE ORIGINAL CREDIT AGREEMENT SHALL BE AMENDED BY DELETING THE PHRASE "THE DATE

HEREOF" AT THE BEGINNING OF THE FIRST SENTENCE THEREOF AND INSERTING IN LIEU THEREOF THE PHRASE "THE FIFTH AMENDMENT EFFECTIVE DATE".

          4. ON AND AFTER THE FIFTH AMENDMENT EFFECTIVE DATE, SECTION 3 OF THE ORIGINAL CREDIT AGREEMENT SHALL BE AMENDED BY DELETING SAID SECTION 3 IN ITS ENTIRETY AND INSERTING IN LIEU THEREOF THE FOLLOWING NEW SECTION 3:

          "Section 3. COMMITMENT COMMISSION: FEES: REDUCTIONS OF COMMITMENT.

          3.01 FEES. (a) The Company agrees to pay to the Administrative Agent for distribution to each Non-Defaulting Bank with a Revolving Loan Commitment a commitment commission (the "Commitment Commission") for the period from the Fifth Amendment Effective Date to and including the Revolving Loan Maturity Date (or such earlier date as the Total Revolving Loan Commitment shall have been terminated) computed at a rate for each day equal to 1/2 of 1% per annum on the daily average Unutilized Revolving Loan Commitment of such Non-Defaulting Bank. Accrued Revolving Loan Commitment Commission shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the Revolving Loan Maturity Date or such earlier date upon which the Total Revolving Loan Commitment is terminated.

          (b) The Company agrees to pay to the Administrative Agent for distribution to the Banks a fee in respect of each Letter of Credit issued hereunder (the "Letter of Credit Fee"), for the period from and including the date of issuance of such Letter of Credit to and including the termination of such Letter of Credit, computed at a rate per annum of 1-1/4% on the average daily Stated Amount of such Letter of Credit. Letter of Credit Fees shall be distributed by the Administrative Agent to the Banks on the basis of their respective Adjusted Percentages as in effect from time to time. Accrued Letter of Credit Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the first day after the termination of the Total Revolving Loan Commitment on which no Letters of Credit remain outstanding.

          (c) The Company agrees to pay to each Issuing Bank, for its own account, a facing fee in respect of each Letter of Credit issued by such Issuing Bank for its account hereunder (the "Facing Fee"), for the period from and including the date of issuance of such Letter of Credit to and including the termination of such Letter of Credit, computed at a rate equal to 1/4 of 1% per annum of the daily average Stated Amount of such Letter of Credit. Accrued Facing Fees shall be due and payable in arrears to each Issuing Bank in respect of each Letter of Credit issued by it on each Quarterly Payment Date and the first day after the termination of the Total Revolving Loan Commitment on which no Letters of Credit remain outstanding.

          (d) The Company hereby agrees to pay directly to each Issuing Bank upon each issuance of, drawing under, and/or amendment of, a Letter of Credit issued by such Issuing Bank such amount as shall at the time of such issuance, drawing or amendment be the administrative charge which such Issuing Bank is customarily charging for issuances of, drawings under or amendments of, letters of credit issued by it or such alternative amounts as may have been agreed upon in writing by the Company and such Issuing Bank.

          (e) The Company shall pay to the Administrative Agent and each Bank, for their respective accounts, such other fees as have been agreed to in writing by the Company, the Administrative Agent and such Bank.

          3.02 VOLUNTARY TERMINATION OF UNUTILIZED COMMITMENTS. The Company shall have the right, without premium or penalty and upon at least one Business Day's prior notice to the Administrative Agent at its Notice Office, which notice the Administrative Agent shall promptly transmit to each of the Banks, to terminate the Total Unutilized Revolving Loan Commitment, in whole or in part, in integral multiples of $2,000,000 in the case of partial reductions to the Total Unutilized Revolving Loan Commitment; PROVIDED, that (i) in no event may
(x) the Total Unutilized Revolving Loan Commitment be reduced to an amount below the Blocked Commitment, if any, at such time, or (y) the Total Unutilized Revolving Loan Commitment on the Fifth Amendment Effective Date (after giving effect to all Borrowings on such date) less the Blocked Commitment on such date be reduced to an amount below the Minimum Unutilized Revolving Loan Commitment,
(ii) each such reduction shall apply proportionately to permanently reduce the Revolving Loan Commitment of each Bank with such a Commitment and (iii) the reduction to the Total Unutilized Revolving Loan Commitment shall in no case be in an amount which would cause the Revolving Loan Commitment of any Bank to be reduced (as required by preceding clause (ii)) by an amount which exceeds the remainder of (x) the Unutilized Revolving Loan Commitment of such Bank as in effect immediately before giving effect to such reduction, minus (y) such Bank's Adjusted Percentage of the sum of the aggregate principal amount of Swingline Loans then outstanding and the amount of the Blocked Commitment at such time.

          3.03 MANDATORY REDUCTION OF COMMITMENTS. (a) The Total Commitment (and the Term Loan Commitment and the Revolving Loan Commitment of each Bank) shall terminate on January 31, 1994, unless the Fifth Amendment Effective Date has occurred on or before such date.

          (b) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Term Loan Commitment (and the Term Loan Commitment of each Bank) shall terminate in its entirety on the Fifth Amendment Effective Date (after giving effect to the making of the Term Loans on such date).

          (c) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Revolving Loan Commitment (and the Revolving Loan Commitment of each Bank) shall terminate on the Revolving Loan Maturity Date.

          (d) Each reduction to the Total Term Loan Commitment and the Total Revolving Loan Commitment pursuant to this Section 3.03 shall be applied proportionately to reduce the Term Loan Commitment or the Revolving Loan Commitment, as the case may be, of each Bank with such a Commitment."

          4. ON AND AFTER THE FIFTH AMENDMENT EFFECTIVE DATE, SECTION 4 OF THE ORIGINAL CREDIT AGREEMENT SHALL BE AMENDED BY DELETING SAID SECTION 4 IN ITS ENTIRETY AND INSERTING IN LIEU THEREOF THE FOLLOWING NEW SECTION 4:

          "Section 4. PREPAYMENTS: PAYMENTS: TAXES.

          4.01 VOLUNTARY PREPAYMENTS. The Company shall have the right to prepay the Loans, without premium or penalty, in whole or in part from time to time on the following terms and conditions:

          (i) the Company shall give the Administrative Agent prior to 12:00 Noon (New York time) at its Notice Office (x) at least one Business Day's prior written notice (or telephonic notice confirmed in writing) of its intent to prepay Base Rate Loans (or same day notice in the case of Swingline Loans provided such notice is given prior to 12:00 Noon (New York time) on such Business Day) and (y) at least three Business Days' prior written notice (or telephonic notice confirmed in writing) of its intent to prepay Eurodollar Rate Loans, whether Term Loans or Revolving Loans shall be prepaid, the amount of such prepayment and the Types of Loans to be prepaid and, in the case of Eurodollar Rate Loans, the specific Borrowing or Borrowings pursuant to which made, which notice the Administrative Agent shall promptly transmit to each of the Banks;

          (ii) each prepayment shall be in an aggregate principal amount of at least $1,000,000, PROVIDED that if any partial prepayment of Eurodollar Rate Loans made pursuant to any Borrowing shall reduce the outstanding Loans made pursuant to such Borrowing to an amount less than $10,000,000 in the case of a Borrowing of Term Loans and to less than $2,000,000 in the case of a Borrowing of Revolving Loans, then such Borrowing may not be continued as a Borrowing of Eurodollar Rate Loans and any election of an Interest Period with respect thereto given by the Company shall have no force or effect;

          (iii) prepayments of Eurodollar Rate Loans made pursuant to this
     Section 4.01 may only be made on the last day of an Interest Period applicable thereto;

          (iv) each prepayment in respect of any Loans made pursuant to a Borrowing shall be applied PRO RATA among such Loans; and

          (v)  each voluntary prepayment of Term Loans pursuant to this Section
     4.01 shall be applied to the Term Loans on a pro rata basis (based upon the then outstanding principal amount of Term Loans);

PROVIDED, that at the Company's election in connection with any prepayment pursuant to this Section 4.01, any prepayment in respect of Revolving Loans shall not be applied to any Revolving Loan of a Defaulting Bank. Each prepayment of principal of Term Loans pursuant to this Section 4.01 shall be applied FIRST to the extent any portion of any Term Loan Scheduled Repayment in the same calendar year or the initial Term Loan Scheduled Repayment in the immediately succeeding calendar year then remains unpaid, to reduce the remaining Term Loan Scheduled Repayments to occur in such calendar year and the initial Term Loan Scheduled Repayment in the immediately succeeding calendar year in direct order of maturity and SECOND, after such Term Loan Scheduled Repayments shall have been reduced to zero, to reduce all of the then remaining Term Loan Scheduled Repayments PRO RATA based upon the then remaining amount of each such Term Loan Scheduled Repayment after giving effect to all prior reductions thereto.

          4.02 MANDATORY REPAYMENTS AND COMMITMENT REDUCTIONS. (a) (i) On any day on which the sum of the aggregate outstanding principal amount of the Revolving Loans made by Non-Defaulting Banks, Swingline Loans and the Letter of Credit Outstandings exceeds the Adjusted Total Revolving Loan Commitment as then in effect less the Blocked Commitment at such time, the Company shall prepay principal of Swingline Loans and, after the Swingline Loans have been repaid in full, Revolving Loans of Non-Defaulting Banks in an amount equal to such excess. If, after giving effect to the prepayment of all outstanding Swingline Loans and Revolving Loans of Non-Defaulting Banks, the sum of the Letter of Credit Outstandings exceeds the Adjusted Total Revolving Loan Commitment as then in effect less the Blocked Commitment at such time, the Company shall pay to the Administrative Agent at the Payment Office on such date an amount of cash or Cash Equivalents equal to the amount of such excess (up to a maximum amount equal to the Letter of Credit Outstandings at such time), such cash or Cash Equivalents to be held as security for all obligations of the Company to the Non-Defaulting Banks hereunder in a cash collateral account to be established by the Administrative Agent.

          (ii) On any day on which the aggregate outstanding principal amount of the Revolving Loans made by any Defaulting Bank exceeds the Revolving Loan Commitment of such Defaulting Bank, the Company shall prepay principal of Revolving Loans of such Defaulting Bank in an amount equal to such excess.

          (b) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date set forth below, the Company shall be required to repay that principal amount of Term Loans, to the extent then outstanding, as is set forth opposite such date (each such repayment as the same may be reduced in amount as provided in Sections 4.01 and 4.02(c) through (h), inclusive, a "Term Loan Scheduled Repayment," and each such date, a "Term Loan Scheduled Repayment Date"):


     Term Loan
     Scheduled Repayment Date                               Amount
     ------------------------                               ------

     June 30, 1994                                       $42,500,000
     December 31, 1994                                   $42,500,000
     June 30, 1995                                       $47,500,000
     December 31, 1995                                   $52,500,000
     June 30, 1996                                       $52,500,000
     December 31, 1996                                   $57,500,000
     June 30, 1997                                       $57,500,000
     December 31, 1997                                   $57,500,000
     June 30, 1998                                       $57,500,000
     December 31, 1998                                   $57,500,000


          (c) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date after the Effective Date upon which the Guarantor or any of its Subsidiaries receives any proceeds from any issuance or sale of its equity, an amount equal to 100% of the cash proceeds of the respective issuance (net of underwriting discounts and commissions and other reasonable costs associated therewith) shall be applied as a mandatory repayment of principal of outstanding Term Loans; PROVIDED, HOWEVER, that (A) cash proceeds received from the issuance of Guarantor Common Stock as a result of the exercise of options by employees of the Guarantor ("Employee Option Proceeds") shall not be required to be applied pursuant to this Section 4.02(c) on the date of the receipt thereof (unless such date of receipt is also a date specified in the following clause (x) or (y)) but instead shall be required to be so applied on each of (x) each date during any fiscal year on which the amount of such Employee Option Proceeds theretofore received in the respective fiscal year less the aggregate amount of principal repayments made pursuant to this Section 4.02(c) as a result of the receipt of Employee Option Proceeds during such fiscal year equals or exceeds $2,500,000 and (y) the last day of the respective fiscal year, with the principal amount of the repayments required on each such date to equal the aggregate amount of Employee Option Proceeds received on or before such date during the respective fiscal year less the aggregate amount of principal repayments made pursuant to this Section 4.02(c) as a result of the receipt of Employee Option Proceeds during such fiscal year and (B) Employee Option Proceeds in an aggregate amount not in excess of $1,250,000 shall not be required to be applied pursuant to clause (A)(y) above on the last day of the fiscal year of the Guarantor ended in December 1993. The amount of each principal repayment of Term Loans made as required by this Section 4.02(c) shall be applied to reduce the then remaining Term Loan Scheduled Repayments PRO RATA based upon the then remaining amount of each Term Loan Scheduled Repayment after giving effect to all prior reductions thereto.

          (d) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date after the Effective Date upon which the Guarantor or any of its Subsidiaries receives any proceeds from any incurrence by the Guarantor or any of its Subsidiaries of Indebtedness for borrowed money (other than (i) proceeds received from the Guarantor on or prior to the Initial Borrowing Date from its issuance of the Guarantor Senior Subordinated Notes and (ii) Indebtedness for borrowed money permitted by Section
9.05 as such Section is in effect on the Effective Date), an amount equal to the cash proceeds of the respective incurrence (net of underwriting discounts and commissions and other reasonable costs associated therewith) shall be applied as a mandatory repayment of principal of outstanding Term Loans. The amount of each principal repayment of Term Loans made as required by this Section 4.02(d) shall be applied to reduce the then remaining Term Loan Scheduled Repayments PRO RATA based upon the then remaining amount of each Term Loan Scheduled Repayment after giving effect to all prior reductions thereto.

          (e) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date after the Effective Date upon which the Guarantor or any of its Subsidiaries receives proceeds from any sale of assets (including capital stock and securities, but excluding (i) sales of inventory in the ordinary course of business, (ii) sales of equipment in the ordinary course of business the proceeds of which are used to purchase replacement equipment within 180 days from the date of sale so long as the aggregate amount of Net Sale Proceeds excluded pursuant to this clause (ii) in any fiscal year does not exceed $2,500,000 and (iii) sales of assets in the ordinary course of business (other than pursuant to subclause (ii) above so long as the aggregate amount of Net Sale Proceeds from all such sales excluded pursuant to this clause (iii) does not exceed in any one fiscal year $500,000)), an amount equal to 100% of the Net Sale Proceeds therefrom shall be applied as a mandatory repayment of principal of outstanding Term Loans. The amount of each principal repayment of Term Loans made as required by this Section 4.02(e) shall be applied to reduce the then remaining Term Loan Scheduled Repayments on the same basis as is provided in the last sentence of Section 4.02(d).

          (f) In addition to any other mandatory repayments pursuant to this
Section 4.02, on or prior to each Excess Cash Payment Date, an amount equal to 50% of the Excess Cash Flow for the relevant Excess Cash Flow Period shall be applied as a mandatory repayment of principal of outstanding Term Loans. The amount of each principal repayment of Term Loans made as required by this
Section 4.02(f) shall be applied to
reduce the then remaining Term Loan Scheduled Repayments on the same basis as is provided in the last sentence of Section 4.02(d).

          (g) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on September 1, 1994, an amount equal to the Dr Pepper Preferred Stock Remaining Amount, if positive, on such date, shall be applied as a mandatory repayment of principal of outstanding Term Loans. The amount of each principal repayment of Term Loans made as required by this Section 4.02(g) shall be applied to reduce the then remaining Term Loan Scheduled Repayments on the same basis as is provided in the last sentence of
Section 4.02(d).

          (h) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date after the Effective Date upon which the Guarantor or any of its Subsidiaries incurs or assumes any Permitted Acquired Debt, an amount equal to the principal amount of such Permitted Acquired Debt shall be required to be applied as a mandatory repayment of principal of outstanding Term Loans. The amount of each principal repayment of Term Loans made as required by this Section 4.02(h) shall be applied to reduce the then remaining Term Loan Scheduled Repayments on the same basis as is provided in the last sentence of Section 4.02(d).

          (i) With respect to each repayment of Loans required by this Section 4.02, the Company may designate the Types of Loans of the respective Tranche which are to be repaid and, in the case of Eurodollar Rate Loans, the specific Borrowing or Borrowings pursuant to which made, PROVIDED that: (i) repayments of Eurodollar Rate Loans pursuant to this Section 4.02 may only be made on the last day of an Interest Period applicable thereto unless all Eurodollar Rate Loans of the respective Tranche with Interest Periods ending on such date of required repayment and all Base Rate Loans of the respective Tranche have been paid in full; (ii) if any repayment of Eurodollar Rate Loans made pursuant to a single Borrowing shall reduce the outstanding Loans made pursuant to such Borrowing to an amount less than $10,000,000 in the case of a Borrowing of Term Loans and to less than $2,000,000 in the case of a Borrowing of Revolving Loans, such Borrowing shall immediately be converted into Base Rate Loans; (iii) each repayment of any Loans made pursuant to a Borrowing shall be applied PRO RATA among such Loans; and (iv) notwithstanding the provisions of the preceding clause (iii), no prepayment of Revolving Loans made pursuant to Section 4.02 (a)
(i) shall be applied to the Revolving Loans of any Defaulting Bank and prepayments pursuant to Section 4.02 (a)(ii) shall only be applied to the Revolving Loans of the respective Defaulting Bank. In the absence of a designation by the Company as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion.

          (j) Notwithstanding anything to the contrary contained elsewhere in this Agreement, all then outstanding Term Loans, Revolving Loans and Swingline Loans shall be repaid in full on the Maturity Date for the respective Tranche of Loans.

          4.03 METHOD AND PLACE OF PAYMENT. Except as otherwise specifically provided herein, all payments under this Agreement or any Note shall be made to the Administrative Agent for the account of the Bank or Banks entitled thereto not later than 12:00 Noon (New York time) on the date when due and shall be made in Dollars in immediately available funds at the Payment Office of the Administrative Agent. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

          4.04 NET PAYMENTS. (a) All payments made by the Guarantor or the Company hereunder, or by the Company under any Note, will be made without setoff, counterclaim or other defense. Except as provided in Sections 4.04(b) and (c), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the immediately succeeding sentence, any tax imposed on or measured by the net income of a Bank pursuant to the laws of the jurisdiction or any political subdivision or taxing authority thereof or therein in which the principal office or applicable lending office of such Bank is located) and all interest, penalties or similar liabilities with respect thereto (collectively, "Taxes"). If any amounts are payable in respect of Taxes pursuant to the preceding sentence, then the Company shall reimburse each Bank, upon the written request of such Bank, for taxes imposed on or measured by the net income of such Bank pursuant to the laws of the jurisdiction or any political subdivision or taxing authority thereof or therein in which the principal office or applicable lending office of such Bank is located and for any withholding of income or similar taxes imposed by the United States of America as such Bank shall determine are payable by, or withheld from, such Bank in respect of such amounts so paid to or on behalf of such Bank pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Bank pursuant to this sentence. If any Taxes are so levied or imposed, the Company agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. The Company will furnish to the Administrative Agent within 45 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by the Company. The Company agrees to indemnify and hold harmless each Bank, and reimburse such Bank upon its written request, for the amount of any Taxes so levied or imposed and paid by such Bank.

          (b) Each Bank which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes agrees (i) in the case of any such Bank that is a "bank" within the meaning of
Section 881(c)(3)(A) of the Code and which constitutes a Bank hereunder on the Initial Borrowing Date, to provide to the Company and the Administrative Agent on or prior to the Initial Borrowing Date two original signed copies of Internal Revenue Service Form 4224 or Form 1001 certifying to such Bank's entitlement to an exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, (ii) in the case of any such Bank that is a "bank" within the meaning of Section 881(c)(3)(A) of the Code, that, to the extent legally entitled to do so, (x) with respect to a Bank that is an assignee or transferee of an interest under this Agreement pursuant to Section
13.04 hereof (unless the respective Bank was already a Bank hereunder immediately prior to such assignment or transfer), upon the date of such assignment or transfer to such Bank, and (y) with respect to any such Bank, from time to time upon the reasonable written request of the Company or the Administrative Agent after the Initial Borrowing Date, such Bank will provide to the Company and the Administrative Agent two original signed copies of Internal Revenue Service Form 4224 or Form 1001 (or any successor forms) certifying to such Bank's entitlement to an exemption from, or reduction in, United States withholding tax with respect to payments to be made under this Agreement and under any Note, (iii) in the case of any such Bank (other than a Bank described in clause (i) or (ii) above) which constitutes a Bank hereunder on the Initial Borrowing Date, to provide to the Company and the Administrative Agent, on or prior to the Initial Borrowing Date (x) a certificate substantially in the form of Exhibit J hereto (any such certificate, a "Section 4.04(b)(iii)
Certificate") and (y)two accurate and complete original signed copies of Internal Revenue Service Form W-8, certifying to such Bank's entitlement at the date of such certificate (assuming compliance by the Company with Section 8.16) to an exemption from U.S. withholding tax under the provisions of Section 881(c) of the Code with respect to payments to be made under this Agreement and under any Note and (iv) in the case of any such Bank (other than a Bank described in clause (i) or (ii) above), to the extent legally entitled to do so, (x) with respect to a Bank that is an assignee or transferee of an interest under this Agreement pursuant to Section 13.04 hereof (unless the respective Bank was already a Bank hereunder immediately prior to such assignment or transfer), upon the date of such assignment or transfer to such Bank, and (y) with respect to any such Bank, from time to time upon the reasonable written request of the Company or the Administrative Agent after the Initial Borrowing Date, to provide to the Company and the Administrative Agent such other forms as may be required in order to establish the entitlement of such Bank to an exemption from withholding with respect to payments under this Agreement and under any Note. Notwithstanding anything to the contrary contained in Section 4.04(a), but subject to the immediately succeeding sentence, the Company shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder (without any obligation to pay the respective Bank additional amounts with respect thereto) for the account of any Bank which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes and which has not provided to the Company such forms required to be provided to the Company pursuant to the first sentence of this Section 4.04(b). Notwithstanding anything to the contrary contained in the preceding sentence, the Company agrees to indemnify each Bank in the manner set forth in Section 4.04(a) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of income or similar Taxes.

          (c) If the Company pays or becomes obligated to pay to a Bank any additional amounts under Section 4.04(a), the Bank shall, upon the reasonable request of the Company and subject to the overall policy considerations of such Bank, designate a different office or transfer its rights, benefits and obligations under this Agreement to an Affiliate if such designation or transfer would reduce or eliminate such obligation to pay additional amounts and would not, in the sole discretion of the Bank, be otherwise disadvantageous to the Bank."

          5. ON AND AFTER THE FIFTH AMENDMENT EFFECTIVE DATE, SECTION 5.10 OF THE ORIGINAL CREDIT AGREEMENT SHALL BE AMENDED BY (I) DELETING THE PHRASE IN THE FIRST PARENTHETICAL THEREIN "THE `SECURITY AGREEMENT'" AND INSERTING IN LIEU THEREOF THE PHRASE "THE `COMPANY SECURITY AGREEMENT'" AND (II) DELETING EACH REFERENCE IN SUCH SECTION TO "SECURITY AGREEMENT" AND INSERTING IN LIEU THEREOF THE TERM "COMPANY SECURITY AGREEMENT".

          6. ON AND AFTER THE FIFTH AMENDMENT EFFECTIVE DATE, SECTION 5.11 OF THE ORIGINAL CREDIT AGREEMENT SHALL BE AMENDED BY DELETING THE PHRASE IN THE FIRST PARENTHETICAL THEREIN "EACH A `MORTGAGED PROPERTY' AND COLLECTIVELY, THE `MORTGAGED PROPERTIES'" AND INSERTING IN LIEU THEREOF THE PHRASE "TOGETHER WITH THE ADDITIONAL MORTGAGED PROPERTY, EACH A `MORTGAGED PROPERTY' AND COLLECTIVELY, THE `MORTGAGED PROPERTIES'".

          7. ON AND AFTER THE FIFTH AMENDMENT EFFECTIVE DATE, SECTIONS 7.05, 7.08, 7.11, 7.14, 7.15 AND 7.22 OF THE ORIGINAL CREDIT AGREEMENT SHALL BE AMENDED BY DELETING SUCH SECTIONS IN THEIR ENTIRETY AND INSERTING IN LIEU THEREOF THE FOLLOWING NEW SECTIONS 7.05, 7.08, 7.11, 7.14, 7.15 AND 7.22,
RESPECTIVELY:

          "7.05     FINANCIAL STATEMENTS: FINANCIAL CONDITION: UNDISCLOSED
LIABILITIES: PROJECTIONS: ETC. (a)(i) The consolidated balance sheet of the Guarantor and its Subsidiaries at December 31, 1992, December 31, 1991, December 31, 1990 and September 30, 1993 and the related consolidated statements of earnings and cash flows and shareholders' equity of the Guarantor and its Subsidiaries for the fiscal year or nine-month period ended on such dates, as the case may be, copies of which have heretofore been furnished to the Banks prior to the Fifth Amendment Effective Date, (ii) the consolidated balance sheet of the Guarantor and its Subsidiaries as of the end of each fiscal month of the Guarantor ended after September 30, 1993 and prior to the Fifth Amendment Effective Date and the related consolidated statement of income and cash flows of the Guarantor and its Subsidiaries for each such month, copies of which have heretofore been furnished to the Banks prior to the Fifth Amendment Effective Date and (iii) the PRO FORMA (after giving effect to the Fifth Amendment and the other transactions contemplated hereby and thereby) consolidated balance sheet of the Guarantor and its Subsidiaries at September 30, 1993, copies of which have been furnished to the Banks prior to the Fifth Amendment Effective Date, present fairly the consolidated financial condition of the Guarantor and its Subsidiaries at the date of such balance sheets and the consolidated results of the operations and the consolidated cash flows and shareholders' equity of the Guarantor and its Subsidiaries for such fiscal year, nine-month period or fiscal month, as the case may be (or, in the case of the PRO FORMA balance sheet, presents a good faith estimate of the PRO FORMA consolidated financial condition of the Guarantor and its Subsidiaries (after giving effect to the Fifth Amendment and the other transactions contemplated hereby and thereby) at the date thereof). All such financial statements (other than the PRO FORMA balance sheet) have been prepared in accordance with generally accepted accounting principles and practices consistently applied. Since September 30, 1993, there has been no material adverse change in the business, property, assets, nature of assets, liabilities, condition (financial or otherwise) or prospects of the Guarantor or of the Company or of the Guarantor and its Subsidiaries taken as a whole.

          (b) On and as of the Fifth Amendment Effective Date, after giving effect to the Fifth Amendment and to all Indebtedness (including the Loans) being incurred or assumed and Liens created by the Guarantor and its Subsidiaries in connection therewith, (a) the sum of the assets, at a fair valuation, of each of the Guarantor and the Company and their respective Subsidiaries will exceed its debts; (b) neither the Guarantor nor the Company nor any of their respective Subsidiaries has incurred or intends to, or believes that it will, incur debts beyond its ability to pay such debts as such debts mature; and (c) each of the Guarantor and the Company and their respective Subsidiaries will have sufficient capital with which to conduct its business. For purposes of this Section 7.05(b) "debt" means any liability on a claim, and "claim" means (i) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

          (c) Except as fully reflected in the financial statements delivered pursuant to Section 7.05(a), there were as of the Fifth Amendment Effective Date no liabilities or obligations with respect to the Guarantor or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, would be material to the Company or to the Guarantor or to the Guarantor and its Subsidiaries taken as a whole. As of the Fifth Amendment Effective Date, the Guarantor does not know of any basis for the assertion against the Guarantor or any of its Subsidiaries of any liability or obligation of any nature whatsoever that is not fully reflected in the financial statements delivered pursuant to
Section 7.05(a) which, either individually or in the aggregate, could be material to the Company or to the Guarantor or to the Guarantor and its Subsidiaries taken as a whole.

          (d) On and as of the Fifth Amendment Effective Date, the financial projections, dated November 12, 1993, previously delivered to the Managing Agents and the Banks (the "Projections") have been prepared on a basis consistent with the financial statements referred to in Section 7.05(a) (other than as set forth in such Projections), and there are no statements or conclusions in any of the Projections which are based upon or include information known to the Guarantor or the Company to be misleading or which fail to take into account material information regarding the matters reported therein. On the Fifth Amendment Effective Date, each of the Guarantor and the Company believed that the Projections were reasonable and attainable.

                                      * * *

          7.08 USE OF PROCEEDS: MARGIN REGULATIONS. (a) All proceeds of the Term Loans incurred on the Fifth Amendment Effective Date shall be used by the Company to repay, in part, the Original Term Loans outstanding on the Fifth Amendment Effective Date.

          (b)(i) Proceeds of Revolving Loans permitted to be incurred on the Fifth Amendment Effective Date may be used by the Company (x) to repay, in part, the Original Term Loans and Original Revolving Loans outstanding on the Fifth Amendment Effective Date and (y) to pay fees and expenses in connection with the Fifth Amendment and the transactions contemplated thereby, (ii) (x) proceeds of Revolving Loans and Swingline Loans incurred after the Fifth Amendment Borrowing Date shall be used for general corporate purposes, including to finance the working capital needs of the Company (but not to pay Dividends or effect Permitted Transactions except to the extent permitted below in clause (y) or pursuant to Section 9.03), PROVIDED that proceeds of Revolving Loans and Swingline Loans incurred after the Fifth Amendment Borrowing Date shall not be used to make payments in connection with the Transaction (including, without limitation, in connection with the purchase of Dr Pepper Preferred Stock), except in accordance with the following clause (iii) and (y) proceeds of Revolving Loans may be used for Permitted Transactions provided that at the time of any Borrowing which is to be used for a Permitted Transaction, the amount of such proposed Borrowing does not exceed the greater of the Permitted Use Loan Amount or the Permitted Use Amount at such time and (iii) proceeds of Revolving Loans in an aggregate amount not to exceed the Blocked Commitment as from time to time in effect may only be used (A) after the Initial Borrowing Date and on or prior to August 31, 1994 to purchase or redeem, for cash, shares of Dr Pepper Preferred Stock remaining outstanding after the Initial Borrowing Date for a purchase price of $12.25 or less per share plus accumulated dividends, provided that the purchase price may be increased to an amount in excess of $12.25 per share plus accumulated dividends so long as the aggregate amount of the increase in the purchase price for all such shares of Dr Pepper Preferred Stock does not exceed at the time of payment therefor the Permitted Use Amount at such time and
(B) on September 1, 1994 to make the mandatory repayments of Term Loans, if any, required pursuant to Section 4.02(i).

          (c) No part of the proceeds of any Loan will be used to purchase or carry any Margin Stock (other than the Dr Pepper Preferred Stock) or to extend credit for the purpose of purchasing or carrying any Margin Stock (other than the Dr Pepper Preferred Stock). At the time of each Credit Event, not more than 25% of the value of the assets of the Guarantor or of the Company subject to the restrictions contained in Section 8 hereof constitute Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof nor the occurrence of any other Credit Event will violate or be inconsistent with the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

                                      * * *

     7.11 THE SECURITY DOCUMENTS. (a) The provisions of each Security Agreement are effective to create in favor of the Collateral Agent for the benefit of the Secured Creditors a legal, valid and enforceable security interest in all the Collateral described therein, and each Security Agreement creates a fully perfected first lien on, and security interest in, all of the Collateral described therein, subject to no other Liens other than Permitted Liens. The recordation of each Security Agreement in the United States Patent and Trademark Office together with filings on Form UCC-1 made pursuant to such Security Agreement will be effective, under federal law, to perfect the security interest granted to the Collateral Agent in the trademarks and patents covered by such Security Agreement and the filing of each Security Agreement with the United States Copyright Office together with filings on Form UCC-1 made pursuant to such Security Agreement will be effective under federal law to perfect the security interest granted to the Collateral Agent in the copyrights covered by such Security Agreement. Each of the Credit Parties party to a Security

Agreement has good and merchantable title to all Collateral described in such Security Agreement, free and clear of all Liens except those described above in this clause (a).

          (b) So long as the Collateral Agent, as Pledgee, is in possession of such Pledged Securities, the security interests created in favor of such Pledgee for the benefit of the Secured Creditors under the Pledge Agreements constitute first perfected security interests in the Pledged Securities described in the respective Pledge Agreements, subject to no security interests of any other Person. No filings or recordings are required in order to perfect the security interests created in the Pledged Securities under the Pledge Agreements.

          (c) The Mortgages create, as security for the obligations purported to be secured thereby, a valid and enforceable perfected security interest in and Lien on all of the Mortgaged Properties in favor of the Collateral Agent (or such other trustee as may be named therein) for the benefit of the Secured Creditors, superior to and prior to the rights of all third persons (except that the security interest created in the Mortgaged Properties may be subject to the Permitted Encumbrances related thereto) and subject to no other Liens (other than Liens permitted under Section 9.01). Schedule III contains a true and complete list of each Real Property owned or leased by the Company or Waco on the Fifth Amendment Effective Date (after giving effect to the Asset Transfer), and the type of interest therein held by the Company or Waco, as the case may be. Each of the Company and Waco has good and marketable title to the respective Mortgaged Properties owned by it free and clear of all Liens except those described in the first sentence of this subsection (c).

                                      * * *

          7. 14 CAPITALIZATION. On the Fifth Amendment Effective Date and after giving effect to the Transaction, the authorized capital stock of (a) the Guarantor shall consist of (i) 125,000,000 shares of common stock, $.01 par value per share, of which not more than 61,500,000 shares of Guarantor Common Stock shall be issued and outstanding (assuming the exercise of all outstanding Warrants), (ii) 20,000,000 shares of Guarantor nonvoting common stock, $0.01 par value per share, of which no shares shall be issued and outstanding and (iii) 2,000,000 shares of Guarantor Preferred Stock, $.01 par value per share, of which no shares shall be issued and outstanding, (b) the Company shall consist of (i) 1,000 shares of common stock, $.01 par value per share (the "Company Common Stock"), of which 1,000 shares of Company Common Stock shall be issued and outstanding and (ii) 10,000,000 shares of Dr Pepper Preferred Stock, $0.01 par value per share, liquidation preference $10 per share, of which 1,268,474 shares shall be issued and outstanding and (c) Waco shall consist of 1,000 shares of common stock, $1.00 par value per share, of which 1,000 shares shall be issued and outstanding. Upon issuance thereof, all such outstanding shares have been or shall be duly and validly issued, are or shall be fully paid and nonassessable and are or shall be free of preemptive rights. Neither the Guarantor nor any of its Subsidiaries has outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock other than, in the case of the Guarantor only, pursuant to the Stock Option Plans, the Rights Agreement and the Warrants, although, in accordance with the terms of the Warrants, as a result of Section 9.03 as in effect on the date hereof, no payments shall be required to be made in respect of the Warrants so long as this Agreement is in effect.

          7.15 SUBSIDIARIES. On the Fifth Amendment Effective Date, the corporations listed on Schedule V are the only Subsidiaries of the Guarantor.
Schedule V correctly sets forth, as of the Fifth Amendment Effective Date, the percentage ownership (direct and indirect) of the Guarantor in each class of capital stock of each of its Subsidiaries and also identifies the direct owner thereof. On the Fifth Amendment Effective Date, the Company has no Subsidiaries except (i) Waco and (ii) Subsidiaries (other than Waco) with an aggregate immaterial amount of assets and liabilities.

                                      * * *

          7.22 INDEBTEDNESS AND PREFERRED STOCK. Schedule VI sets forth a true and complete list of all Indebtedness (other than (i) Guarantor Senior Subordinated Notes, (ii) Loans, (iii) Letters of Credit and (iv) any Indebtedness representing trade payables) and preferred stock of the Guarantor and each of its Subsidiaries as of the Fifth Amendment Effective Date and which is to remain outstanding after giving effect to the Fifth Amendment (the "Existing Obligations"), in each case showing the aggregate principal amount (or liquidation preference in the case of preferred stock) thereof (and the aggregate amount of any undrawn commitments with respect thereto) and the name of the respective borrower (or issuer) and any other entity which directly or indirectly guaranteed such debt or preferred stock. For purposes of Section 5.27 and this Section 7.22, any Indebtedness in respect of Guarantor Discount Notes, any Dr Pepper Senior Notes not tendered in the Dr Pepper Senior Note Tender Offer, any Dr Pepper Subordinated Debentures and any Seven-Up Subordinated Notes being redeemed in accordance with Sections 5.22, 5.23, 5.24 and 5.25, notwithstanding the terms of their respective governing instruments, shall be deemed to be not "outstanding" from and after the Initial Borrowing Date if all of the matters with respect to respective Redemptions thereof specified in Sections 5.22, 5.23, 5.24 and 5.25, respectively, shall have been satisfied at or prior to the Initial Borrowing Date ("Retired Indebtedness")."

          8.   ON AND AFTER THE FIFTH AMENDMENT EFFECTIVE DATE, SECTION 8.14(b)
(iii) OF THE ORIGINAL CREDIT AGREEMENT SHALL BE AMENDED BY DELETING THE PHRASE "TRANCHE A" APPEARING THEREIN.

          9. ON AND AFTER THE FIFTH AMENDMENT EFFECTIVE DATE, SECTION 9.01 OF THE ORIGINAL CREDIT AGREEMENT SHALL BE AMENDED BY DELETING CLAUSES (ii), (iii),
(vi), (vii) AND (viii) APPEARING THEREIN IN THEIR ENTIRETY AND INSERTING IN LIEU THEREOF THE FOLLOWING NEW CLAUSES (ii), (iii), (vi), (vii) AND (viii),
RESPECTIVELY:

               "(ii) Liens in respect of property or assets of the Company or Waco imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as landlords', carriers', warehousemen's, materialmen's and mechanics' liens and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of the Company's or Waco's respective property or assets or materially impair the use thereof in the operation of the business of the Company or Waco, as the case may be or (y) which Liens or the obligations secured thereby are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

               (iii) Liens of the Company or Waco in existence on the Fifth Amendment Effective Date which are listed, and the property subject thereto described, in Schedule VIII, but only to the respective date, if any, set forth in such Schedule VIII for the removal and termination of any such Liens;"

                                      * * *

               "(vi) Liens placed upon equipment or machinery of the Company or Waco used in the ordinary course of the respective businesses of the Company or Waco at the time of acquisition thereof by the Company or Waco, as the case may be, to secure Indebtedness incurred to pay all or a portion of the purchase price thereof PROVIDED that (x) the aggregate principal amount of all Indebtedness secured by Liens permitted by this clause (vi) does not exceed at any one time outstanding $250,000 and (y) in all events, the Lien encumbering the equipment or machinery so acquired does not encumber any other asset of the Guarantor or any of its Subsidiaries;

               (vii) leases or subleases granted by the Company or Waco to other Persons in the ordinary course of business and not materially interfering with the conduct of the business of the Company or Waco, as the case may be;

               (viii) Liens securing Indebtedness of the Company or Waco evidenced by Capitalized Lease Obligations to the extent permitted by
          Section 9.05(vi); PROVIDED that such Liens only serve to secure the payment of Indebtedness arising under such Capitalized Lease Obligation and the Lien encumbering the asset giving rise to the Capitalized Lease Obligation does not encumber any other asset of the Guarantor or any of its Subsidiaries;"

          10. ON AND AFTER THE FIFTH AMENDMENT EFFECTIVE DATE, SECTION 9.02 OF THE ORIGINAL CREDIT AGREEMENT SHALL BE AMENDED BY (i) DELETING CLAUSES (i),
(ii), (iii), (iv), (v), (vi) AND (x) APPEARING THEREIN IN THEIR ENTIRETY AND INSERTING IN LIEU THEREOF THE FOLLOWING NEW CLAUSES (i), (ii), (iii), (iv), (v),
(vi) AND (x), RESPECTIVELY, (ii) DELETING THE WORD "AND" APPEARING AT THE END OF CLAUSE (ix) APPEARING THEREIN, (iii) CHANGING THE PERIOD AT THE END OF CLAUSE
(x) TO A SEMI-COLON AND (iv) INSERTING NEW CLAUSES (xi) AND (xii) IMMEDIATELY AT THE END OF THE FIRST SENTENCE OF SAID SECTION 9.02 AS FOLLOWS:

               "(i) Capital Expenditures by the Company and Waco shall be permitted to the extent not in violation of Section 9.08;

               (ii) each of the Company and Waco may, in the ordinary course of business, sell, lease or otherwise dispose of any assets which, in the reasonable judgment of the Company or Waco, as the case may be, have become uneconomic, obsolete or worn out;

               (iii) each of the Company and Waco may lease (as lessee) real or personal property to the extent permitted by Section 9.04 (so long as such lease does not create Capitalized Lease Obligations);

               (iv) each of the Company and Waco may make sales of inventory in the ordinary course of business;

               (v) each of the Company and Waco shall be permitted to sell assets so long as (A) each such sale is for fair market value (as determined in good faith by the Company) and (B) the Net Sale Proceeds received for all such sales permitted by this clause (v) in any one fiscal year shall not exceed $500,000;

               (vi) notwithstanding subclause (v) hereof, each of the Company and Waco shall be permitted to sell equipment in the ordinary course of business so long as (A) the proceeds of any such sale are used to purchase replacement equipment within 180 days from the date of such sale or (B)

          100% of the Net Sale Proceeds shall be applied in accordance with
          Section 4.02(g);"


                                      * * *

               "(xi) the Company may make investments expressly permitted by
          Section 9.06(ix); and

               (xii) the Asset Transfer shall be permitted, PROVIDED that at the time of the consummation of the Asset Transfer, the Company shall have
          (x) caused Waco to execute and deliver the Subsidiary Guaranty, the Subsidiary Security Agreement, the Subsidiary Pledge Agreement and the Additional Mortgage and each of the foregoing shall be in full force and effect and (y) each of the Company and Waco shall have complied with the provisions of Sections 8.14(e), (f) and (g) with respect to the Asset Transfer, with all actions required by said Sections to be taken to the satisfaction of the Administrative Agent prior to the time when the Asset Transfer is consummated."

          11. ON AND AFTER THE FIFTH AMENDMENT EFFECTIVE DATE, SECTION 9.03 OF THE ORIGINAL CREDIT AGREEMENT SHALL BE AMENDED BY (i) DELETING THE WORD "AND" APPEARING AT THE END OF CLAUSE (vii) CONTAINED THEREIN AND (ii) INSERTING THE FOLLOWING IMMEDIATELY AT THE END OF CLAUSE (viii) OF SAID SECTION 9.03:


          "and (ix) so long as there shall exist no Default or Event of Default (both before and after giving effect to the payment thereof), the Company may pay cash dividends to the Guarantor so long as all proceeds thereof are immediately used by the Guarantor to repurchase Guarantor Senior Subordinated Notes, PROVIDED, HOWEVER, that (a) dividends paid pursuant to this clause (ix) shall not exceed an aggregate amount of $60,000,000 and (b) the amount paid by the Guarantor in connection with the repurchase of any Guarantor Senior Subordinated Note shall not exceed (x) the product of (i) 125% and
          (ii) the accredit amount of such Guarantor Senior Subordinated Note plus (y) accrued and unpaid interest thereon through the repurchase date."

          12. ON AND AFTER THE FIFTH AMENDMENT EFFECTIVE DATE, SECTION 9.05 OF THE ORIGINAL CREDIT AGREEMENT SHALL BE AMENDED BY DELETING CLAUSES (ii), (vi) AND (x) OF SAID SECTION 9.05 IN THEIR ENTIRETY AND INSERTING IN LIEU THEREOF THE FOLLOWING NEW CLAUSES (ii), (vi) AND (x), RESPECTIVELY:

               "(ii) Indebtedness of the Company and Waco existing on the Effective Date shall be permitted to the extent the same is listed on
          Schedule VI, PROVIDED that no refinancings or renewals of the Indebtedness except as expressly set forth on Schedule VI shall be permitted and, in any event, refinancings and renewals shall not be in excess of the respective amounts set forth on Schedule VI;"

                                      * * *

               "(vi) Indebtedness of the Company and Waco evidenced by Capitalized Lease Obligations to the extent permitted pursuant to
          Section 9.08, provided that in no event shall the aggregate principal amount of Capitalized Lease Obligations permitted by this Section 9.05(vi) exceed $5,000,000 at any time;"

                                      * * *

               "(x) Indebtedness of the Company or Waco not otherwise permitted by this Section 9.05 in an amount not to exceed $2,500,000 in the aggregate at any one time outstanding.

          13. ON AND AFTER THE FIFTH AMENDMENT EFFECTIVE DATE, SECTION 9.06 OF THE ORIGINAL CREDIT AGREEMENT SHALL BE AMENDED BY (i) DELETING CLAUSES (i),
(ii), (v), (vi) AND (vii) OF SAID SECTION 9.06 IN THEIR ENTIRETY AND INSERTING IN LIEU THEREOF THE FOLLOWING NEW CLAUSES (i), (ii), (v), (vi) AND (vii), RESPECTIVELY, (ii) DELETING THE WORD "AND" AT THE END OF CLAUSE (vii) APPEARING THEREIN, (iii) CHANGING THE PERIOD AT THE END OF CLAUSE (viii) TO A SEMI-COLON AND (iv) INSERTING NEW CLAUSES (ix), (x), (xi), (xii), (xiii) AND (xiv) IMMEDIATELY AT THE END OF SAID SECTION 9.06 AS FOLLOWS:

               "(i) each of the Company and Waco may acquire and hold accounts receivable owing to it, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary terms;

               (ii) each of the Company and Waco may acquire and hold cash and Cash Equivalents, PROVIDED that at any time at which any Revolving Loans or Swingline Loans are outstanding, the aggregate amount of cash and Cash Equivalents collectively held by the Company and Waco shall not exceed $15,000,000 for any five consecutive Business Days;"

                                      * * *

               "(v) each of the Company and Waco may make or maintain travel, relocation and other expense advances to employees for business related activities of the Company or Waco, as the case may be, in the ordinary course of business and consistent with past practice, provided that in no event shall the aggregate principal amount of such advances permitted pursuant to this clause (v) exceed $1,000,000 at any time;

               (vi) each of the Company and Waco may make Capital Expenditures to the extent permitted by Section 9.08;

               (vii) the Guarantor may acquire and hold cash and Cash Equivalents in an aggregate principal amount of up to $2,500,000 at any one time but only in contemplation of, and prior to, the payment of operating expenses in the ordinary course of business, franchise taxes and other similar costs and expenses in accordance with Section
          9.03 and may acquire from the Company cash (x) to pay Dividends to holders of Guarantor Common Stock in accordance with Section 9.03
          (vi), (y) to pay cash interest owing with respect to the Guarantor Senior Subordinated Notes in accordance with Section 9.03 (viii) and
          (z) to repurchase Guarantor Senior Subordinated Notes in accordance with Section 9.03 (ix);"

                                      * * *

               "(ix) the Special Purpose Subsidiary may invest in a single newly formed company, which shall be a limited liability company organized under the laws of the State of Delaware, in which the Special Purpose Subsidiary shall own 50% of the equity interests thereof in an aggregate amount not in excess of $5,000,000 at any one time outstanding determined without giving effect to any write-downs or write-offs in respect thereof, which company shall be established for purposes of manufacturing and marketing a tea product;

               (x) the Company may make investments pursuant to Section 9.06(ix), including the creation of the Special Purpose Subsidiary and the contribution thereto of the amounts needed to effect such investments, PROVIDED, that the maximum amount permitted to be invested in the Special Purpose Subsidiary shall not exceed $5,000,000 at any time without giving effect to any write-downs or write-offs in respect thereof;

               (xi) the Asset Transfer pursuant to Section 9.02(xii) shall be permitted;

                    (xii) the Company may make loans to Waco, so long as the aggregate amount of such loans at any time outstanding pursuant to this clause (xii) does not exceed $50,000,000, PROVIDED, that all loans pursuant to this clause (xii) shall be evidenced by one or more promissory notes in form and substance satisfactory to the Administrative Agent which are pledged to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Company Pledge Agreement;

                    (xiii) Waco may make loans to the Company, PROVIDED, that such loans shall be evidenced by promissory notes in form and substance satisfactory to the Administrative Agent, in each case containing the Subordination Provisions and such promissory notes shall be pledged to the Collateral Agent for the benefit of Secured Creditors pursuant to the Subsidiary Pledge Agreement;

                    (xiv) the Company may make capital contributions to Waco, so long as the aggregate amount of such capital contributions pursuant to this clause (xiv) shall not exceed $50,000,000 at any one time outstanding, without giving effect to any write-downs or write-offs with respect thereto."

          14. ON THE AFTER THE FIFTH AMENDMENT EFFECTIVE DATE, SECTION 9.07 OF THE ORIGINAL CREDIT AGREEMENT SHALL BE AMENDED BY (i) DELETING THE WORD "AND" APPEARING AT THE END OF CLAUSE (ii) CONTAINED THEREIN AND (ii) INSERTING THE FOLLOWING IMMEDIATELY AT THE END OF CLAUSE (iii) OF SAID SECTION 9.07;

               "and (iv) capital contributions made in accordance with Section 9.06(xiv) shall be permitted.

          15. ON AND AFTER THE AMENDMENT EFFECTIVE DATE, SECTION 9.08 OF THE ORIGINAL CREDIT AGREEMENT SHALL BE AMENDED BY DELETING SAID SECTION 9.08 IN ITS ENTIRETY AND INSERTING THE FOLLOWING NEW SECTION 9.08 IN LIEU THEREOF:

                    "9.08 CAPITAL EXPENDITURES. The Guarantor will not, and will not permit any of its Subsidiaries to, make any Capital Expenditures (other than Capital Expenditures in connection with Permitted Transactions made in compliance with Section 8. 14), except that the Company and Waco may make such Capital Expenditures in aggregate amounts, collectively, (i) during the period commencing on the Initial Borrowing Date and ending on December 31, 1992, not in excess of $2,000,000, (ii) during the fiscal year of the Company ending on December 31, 1993, not in excess of $5,000,000 and (iii) during any fiscal year of the Company ending thereafter, not in excess of $8,000,000."

          16. ON AND AFTER THE FIFTH AMENDMENT EFFECTIVE DATE, SECTION 9.13 OF THE ORIGINAL CREDIT AGREEMENT SHALL BE AMENDED BY (i) DELETING SUBCLAUSE (z) OF CLAUSE (i) THEREOF IN ITS ENTIRETY AND INSERTING IN LIEU THEREOF A NEW SUBCLAUSE
(z) TO READ "REPURCHASES OF GUARANTOR SENIOR SUBORDINATED NOTES IN ACCORDANCE WITH THE REQUIREMENTS OF SECTION 9.03" AND (ii) INSERTING THE PHRASE "ASSET TRANSFER DOCUMENT OR" IMMEDIATELY AFTER THE PHRASE "NEW," APPEARING IN CLAUSE
(iv) CONTAINED THEREIN.

          17. ON AND AFTER THE FIFTH AMENDMENT EFFECTIVE DATE, SECTION 9.15 OF THE ORIGINAL CREDIT AGREEMENT SHALL BE AMENDED BY DELETING SUBCLAUSE (v) APPEARING IN CLAUSE (a) CONTAINED THEREIN IN ITS ENTIRETY AND INSERTING THE FOLLOWING NEW CLAUSE (v) IN LIEU THEREOF:

                    "(v) upon the formation of (x) Waco in connection with effecting the Asset Transfer, (y) the Special Purpose Subsidiary or
          (z) any new Subsidiary as permitted by this Agreement in connection with a Permitted Acquisition, each of Waco and the Special Purpose Subsidiary may issue capital stock to the Company and such other newly formed Subsidiary may issue capital stock to the Company or a Subsidiary of the Company so long as the capital stock so issued is immediately pledged to the Collateral Agent for the benefit of the Secured Creditors under the Company Pledge Agreement or the respective Additional Security Document."

          18. ON AND AFTER THE FIFTH AMENDMENT EFFECTIVE DATE, SECTION 9.16 OF THE ORIGINAL CREDIT AGREEMENT IS HEREBY AMENDED BY (i) DELETING THE PHRASE "INITIAL BORROWING DATE" APPEARING THEREIN AND (ii) INSERTING THE PHRASE "FIFTH AMENDMENT EFFECTIVE DATE, AFTER GIVING EFFECT TO THE ASSET TRANSFER," IN LIEU THEREOF.

          19. ON AND AFTER THE FIFTH AMENDMENT EFFECTIVE DATE, SECTION 10.08 OF THE ORIGINAL CREDIT AGREEMENT SHALL BE AMENDED BY DELETING SAID SECTION 10.08 IN ITS ENTIRETY AND INSERTING IN LIEU THEREOF THE FOLLOWING NEW SECTION 10.08:

                    "10.08. GUARANTIES. At any time after the execution and delivery thereof, (a) any Guaranty or any provision thereof shall cease to be in full force or effect as to the Guarantor or any Subsidiary Guarantor, as the case may be, except to the extent the Guarantor or such Subsidiary Guarantor is released from its obligations under the respective Guaranty in accordance with the terms of such Guaranty, or (b) the Guarantor, any Subsidiary Guarantor or any Person acting by or on behalf of the Guarantor or any Subsidiary Guarantor shall deny or disaffirm the Guarantor's or such Subsidiary Guarantor's obligations under the respective Guaranty, or (c) the Guarantor or any Subsidiary Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the respective Guaranty; or".

          20. ON AND AFTER THE FIFTH AMENDMENT EFFECTIVE DATE, SECTION 10 OF THE CREDIT AGREEMENT SHALL BE AMENDED BY (i) DELETING THE LANGUAGE APPEARING AFTER SECTION 10.10 AND THROUGH THE END OF SAID SECTION 10 IN ITS ENTIRETY AND
(ii) INSERTING THE FOLLOWING IN LIEU THEREOF:

          "then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent, upon the written request of the Required Banks, shall by written notice to the Company, take any or all of the following actions, without prejudice to the rights of the Administrative Agent, the Collateral Agent, the Managing Agents, any Bank or the holder of any Note to enforce its claims against the Guarantor, any Subsidiary Guarantor or any Subsidiary of the Guarantor (PROVIDED, that, if an Event of Default specified in Section 10.05 shall occur with respect to the Company, any Subsidiary Guarantor or the Guarantor, the result which would occur upon the giving of written notice by the Administrative Agent to the Company as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitments terminated, whereupon all Commitments of each Bank shall forthwith terminate immediately and any Fees shall forthwith become due and payable without any other notice of any kind;
          (ii) declare the principal of and any accrued interest in respect of all Loans and the Notes and all Obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Guarantor and its Subsidiaries; (iii) terminate any Letter of Credit, which may be terminated, in accordance with its terms; (iv) direct the Company to pay (and the Company agrees that upon receipt of such notice, or upon the occurrence of an Event of Default specified in Section 10.05 with respect to the Company, any Subsidiary Guarantor or the Guarantor, it will pay) to the Collateral Agent at the Payment Office such additional amount of cash, to be held as security by the Collateral Agent, as is equal to the aggregate Stated Amount of all Letters of Credit then outstanding; and (v) enforce, as Collateral Agent, all of the Liens and security interests created pursuant to the Security Documents."

          21. ON AND AFTER THE FIFTH AMENDMENT EFFECTIVE DATE, SECTION 11 OF THE ORIGINAL CREDIT AGREEMENT SHALL BE AMENDED BY DELETING THE FOLLOWING DEFINITIONS APPEARING THEREIN IN THEIR ENTIRETY:

          "Additional Collateral"
          "Additional Security Documents"
          "Administrative Agent"
          "Applicable Margin"
          "Bank Default"
          "Blocked Commitment"
          "Commitment"
          "Credit Documents"
          "Credit Event"
          "Documents"
          "Employee Option Proceeds"
          "Excess Cash Flow"
          "Excess Cash Flow Period"
          "Excess Cash Payment Date"
          "Excess Proceeds Amount"
          "Final Maturity Date"
          "Guaranty"
          "L/C Supportable Indebtedness"
          "Leverage Reduction Discount"
          "Mandatory Borrowing"
          "Minimum Unutilized Revolving Loan Commitment"
          "Note"
          "Pledge Agreements
          "Pro Forma Basis"
          "Qualified Equity Offering"
          "Reference Banks"
          "Retention Percentage"
          "Revolving Loan"
          "Revolving Loan Maturity Date"
          "Scheduled Repayments"
          "Security Agreement"
          "Security Agreement Collateral"
          "Security Documents"
          "Swingline Loan"
          "Syndication Date"
          "Term Loan"
          "Term Loan Commitment"
          "Total Term Loan Commitment"
          "Total Tranche A Term Loan Commitment"
          "Total Tranche B Term Loan Commitment"
          "Tranche"

          "Tranche A Term Loan"
          "Tranche A Term Loan Commitment"
          "Tranche A Term Loan Maturity Date"
          "Tranche A Term Loan Scheduled Repayment"
          "Tranche A Term Loan Scheduled Repayment Date"
          "Tranche A Term Note"
          "Tranche B Term Loan"
          "Tranche B Term Loan Commitment"
          "Tranche B Term Loan Scheduled Repayment"
          "Tranche B Term Loan Scheduled Repayment Date"
          "Tranche B Term Note"

          22. ON AND AFTER THE FIFTH AMENDMENT EFFECTIVE DATE, SECTION 11 OF THE CREDIT AGREEMENT SHALL BE AMENDED BY INSERTING THE FOLLOWING DEFINITIONS IN APPROPRIATE ALPHABETICAL ORDER:

          'Additional Collateral' shall mean all property (whether real or personal) in which security interests are granted (or purport to be granted) (and continue to be in effect at the time of determination) pursuant to Section
8. 14, including, without limitation, all assets, if any, transferred pursuant to the Asset Transfer.

          'Additional Mortgage' shall mean the mortgage entered into by Waco in accordance with Section 8.14 with respect to the Real Property transferred to Waco pursuant to the Asset Transfer, as modified, supplemented or amended from time to time in accordance with the terms thereof.

          'Additional Mortgaged Property' shall mean the Real Property subject to the Additional Mortgage.

          'Additional Security Documents' shall mean all mortgages, pledge agreements, security agreements and other security documents entered into pursuant to Section 8.14 with respect to Additional Collateral, including, without limitation, the Additional Mortgage.

          'Administrative Agent' shall mean BTCo in its capacity as Administrative Agent for the Banks hereunder, provided that if BTCo shall resign as a Managing Agent hereunder, the successor Managing Agent shall become the replacement Administrative Agent.

          'Applicable Margin' shall mean (A) in the case of Term Loans, Revolving Loans and Swingline Loans which are Base Rate Loans, 1/4 of 1% less the then applicable Leverage Reduction Discount, if any, and (B) in the case of Term Loans and Revolving

Loans which are Eurodollar Loans, 1-1/4% less the then applicable Leverage Reduction Discount, if any.

          'Asset Transfer' shall mean the transfer on or after the Fifth Amendment Effective Date and on or prior to December 31, 1993 by the Company of certain of its assets specified in the Transfer Agreement to Waco with an aggregate book value not to exceed $40,000,000 pursuant to the Asset Transfer Documents.

          'Asset Transfer Documents' shall mean, collectively, (i) the Transfer Agreement, dated as of December 28, 1993, between the Company and Waco; (ii) the General Warranty Deed, dated as of December 28, 1993, between the Company and Waco and (iii) any other documents or instruments entered into in connection with the Asset Transfer, all of which documents pursuant to the preceding clauses (i) through (ii) shall be reasonably satisfactory to the Administrative Agent.

          'Bank Default' shall mean (i) the refusal (which has not been retracted) of a Bank to make available its portion of any Borrowing or to fund its portion of any unreimbursed payment under Section 2.04(c) or (ii) a Bank having notified in writing the Company and/or the Administrative Agent that it does not intend to comply with its obligations under Section 1.01(a), 1.01(b) or 1.01(d) or Section 2, in either case as a result of any takeover of such Bank by any regulatory authority or agency.

          'Blocked Commitment' shall mean at any time a portion of the Total Revolving Loan Commitment equal to the Dr Pepper Preferred Stock Remaining Amount at such time which portion of the Total Revolving Loan Commitment shall only be permitted to be used (x) after the Initial Borrowing Date, to purchase or redeem, for cash, shares of Dr Pepper Preferred Stock (but not to pay accumulated dividends thereon in connection with such purchase), provided that the Blocked Commitment may not be used (and shall not be reduced) to the extent of the portion of the purchase price for any share of Dr Pepper Preferred Stock that exceeds $12.25, and (y) on September 1, 1994, to make the mandatory repayments of Term Loans, if any, required pursuant to Section 4.02(g). Notwithstanding anything to the contrary contained in preceding clause (x), to the extent the amount per share paid in connection with any purchase or redemption of Dr Pepper Preferred Stock effected in accordance with Section 9.03(iv) exceeds $12.25, Revolving Loans may be incurred and the proceeds thereof used to pay the balance of the purchase or redemption price, provided that such Revolving Loans shall not constitute the utilization of, or otherwise reduce, the Blocked Commitment.

          'Commitment' shall mean any of the commitments of any Bank, I.E., whether the Term Loan Commitment or Revolving Loan Commitment.

          `Continuing Bank' shall mean each Existing Bank with a Commitment under the Credit Agreement (after giving effect to the Fifth Amendment) or outstanding Term Loans pursuant to the Credit Agreement (after giving effect to the Fifth Amendment).

          `Credit Document' shall mean this Agreement and, after the execution and delivery thereof, each Note, each Notice of Borrowing, each Letter of Credit Request, each Guaranty, each Security Document and the Fifth Amendment.

          `Credit Event' shall mean the making of any Loan or the issuance of any Letter of Credit (including, without limitation, the assumption of the Existing Letters of Credit on the Initial Borrowing Date and the making of the Loans and the assumption of the Original Letters of Credit on the Fifth Amendment Effective Date).

          `Documents' shall mean the Credit Documents, the Asset Transfer Documents and the Transaction Documents.

          `Employee Option Proceeds' shall have the meaning provided in Section 4.02(c).

          `Excess Cash Flow' shall mean, for any period, the remainder of (i) the sum of (a) Adjusted Consolidated Net Income for such period and (b) the decrease, if any, in Adjusted Working Capital from the first day to the last day of such period, minus (ii) the sum of (a) the amount of cash consideration paid in respect of Capital Expenditures (to the extent not financed with Indebtedness but not in excess of the amounts permitted pursuant to Section 9.05 and excluding all cash consideration paid in connection with Permitted Transactions) made by the Company and its Subsidiaries on a consolidated basis during such period, (b) the amount of permanent principal payments of Indebtedness for borrowed money of the Guarantor or any of its Subsidiaries (other than (1) payments made in respect of the Refinancing Transactions or of any Indebtedness described in the definition of Refinancing Transactions, (2) payments made in respect of repurchases of Guarantor Senior Subordinated Notes and (3) repayments of Loans, PROVIDED that repayments of Loans shall be deducted in determining Excess Cash Flow if such repayments were (x) required as a result of a Term Loan Scheduled Repayment under Section 4.02(b) or (y) made as a voluntary prepayment with internally generated funds (but in the case of a voluntary prepayment of Revolving Loans, only to the extent accompanied by a voluntary reduction to the Total Revolving Loan Commitment)) during such period, (c) the increase, if any, in Adjusted Working Capital from the first day to the last day of such period,
(d) the amount of all cash dividends (but including only payments of regularly accruing dividends) paid on the Dr Pepper Preferred Stock during such period and
(e) the up-front cash fees (to the extent not already deducted in determining Adjusted Consolidated Net Income for such period) paid by the Company during such period to obtain the interest rate protection required pursuant to Section
8. 11. In making the foregoing determinations under clauses



                                       -42

(i)(b) and (ii)(c) of the immediately preceding sentence, the amount of the Adjusted Working Capital acquired as a result of each Permitted Transaction which occurred during the respective period for which Excess Cash Flow is being determined shall have been deemed to have been acquired on the first day of such period.

          `Excess Cash Flow Period' shall mean with respect to the repayment required on each Excess Cash Payment Date, the immediately preceding fiscal year of the Guarantor.

          `Excess Cash Payment Date' shall mean the date occurring 90 days after the last day of each fiscal year of the Guarantor (beginning with its fiscal year ended in 1994).

          `Excess Proceeds Amount' shall mean an amount equal to zero on the Initial Borrowing Date and INCREASED by (i) on the earlier of each Excess Cash Payment Date and the date on which a mandatory prepayment is made pursuant to
Section 4.02(f), an amount, if positive, equal to the Excess Cash Flow for the Excess Cash Flow Period relating to such Excess Cash Payment Date or mandatory prepayment date, as the case may be, multiplied by the applicable Retention Percentage and (ii) on the date of the issuance of any Guarantor Common Stock as part of the consideration for a Permitted Transaction, the fair market value of the Guarantor Common Stock issued in connection therewith.

          `Existing Bank' shall have the meaning provided in the Recitals to the Fifth Amendment.

          `Fifth Amendment' shall mean the Fifth Amendment, dated as of December 28, 1993, to this Agreement.

          `Fifth Amendment Effective Date' shall have the meaning provided in
Section III (1) of the Fifth Amendment.

          `Final Maturity Date' shall mean December 31, 1998.

          `Guaranty' shall mean and include (i) the guaranty of the Guarantor contained in Section 14 and (ii) the Subsidiary Guaranty, if any, and each additional guaranty executed and delivered pursuant to Section 8.14; PROVIDED that after the date on which any of the foregoing agreements shall terminate in accordance with its terms, such agreement shall cease to constitute a Guaranty hereunder.

          `L/C Supportable Indebtedness' shall mean (i) those obligations of the Company (including obligations of the Company assumed pursuant to the Merger) supported by Existing Letters of Credit or any replacements of Existing Letters of Credit, (ii) obligations of the Company or Waco incurred in the ordinary course of business with respect to workers compensation, surety bonds and other similar statutory obligations and (iii) such other obligations of the Company or Waco as are reasonably acceptable to the Issuing Bank and Managing Agents and otherwise permitted to exist pursuant to the terms of this Agreement.

          `Leverage Reduction Discount' shall mean initially zero and from and after the first day of any Margin Reduction Period (the "Start Date") to and including the last day of such Margin Reduction Period, (A) 1/4 of 1% if, but only if, as of the last day of the most recent fiscal quarter ending immediately prior to such Start Date (the "Test Date") all of the following conditions are met: (x) Consolidated Indebtedness shall be less than $475,000,000, (y) the ratio of Consolidated EBITDA to Consolidated Cash Interest Expense for the Test Period last ended prior to such Test Date shall be greater than 5.0:1 and (z) the ratio of Consolidated EBITDA to Consolidated Interest Expense for the Test Period last ended prior to such Test Date shall be greater than 2.50:1 and (B) with respect to Eurodollar Rate Loans only, 1/2 of 1% if, but only if, as of the respective Test Date all of the following conditions are met: (x) Consolidated Indebtedness shall be less than $237,500,000, (y) the ratio of Consolidated EBITDA to Consolidated Cash Interest Expense for the Test Period last ended prior to such Test Date shall be equal to or greater than 5.0:1 and (z) the ratio of Consolidated EBITDA to Consolidated Interest Expense for the Test Period last ended prior to such Test Date shall be greater than 3.0:1; PROVIDED that the Leverage Reduction Discount shall be reduced to zero at all times during which there shall exist a Default or Event of Default. It is understood and agreed that the Leverage Reduction Discount as provided above shall in no event be cumulative and, with respect to each Tranche of Loans, only the Leverage Reduction Discount, if any, available for such Tranche of Loans pursuant to one of clause (A) or (B) contained in this definition shall be applicable at any time.

          `Loan' shall mean each Term Loan, each Revolving Loan and each Swingline Loan.

          `Mandatory Borrowing' shall have the meaning provided in Section 1.01(d).

          `Maturity Date' shall mean, with respect to any Tranche of Loans, the respective Maturity Date applicable to such Tranche of Loans, i.e., the Final Maturity Date, the Revolving Loan Maturity Date or the Swingline Expiry Date.

          `Minimum Unutilized Revolving Loan Commitment' shall mean $35,000,000.

          `Note' shall mean each Term Note, the Swingline Note and each Revolving Note.

          `Original Credit Agreement' shall have the meaning provided in the first Whereas clause of the Fifth Amendment.

          `Original Letters of Credit' shall mean the "Letters of Credit" under, and as defined in, the Original Credit Agreement, which were issued by BTCo and which remain outstanding on the Fifth Amendment Effective Date.

          `Original Revolving Loans' shall mean the "Revolving Loans" under, and as defined in, the Original Credit Agreement.

          `Original Swingline Loans' shall mean the "Swingline Loans" under, and as defined in, the Original Credit Agreement.

          `Original Term Loans' shall mean the "Term Loans" under, and as defined in, the Original Credit Agreement.

          `Pledge Agreements' shall mean each of the Guarantor Pledge Agreement, the Company Pledge Agreement and the Subsidiary Pledge Agreement.

          `Pro Forma Basis' shall mean, with respect to any Permitted Transaction, the calculation of the consolidated results of the Guarantor and its Subsidiaries otherwise determined in accordance with this Agreement as if the respective Permitted Transaction (and all other Permitted Transactions consummated during the respective Calculation Period or thereafter and prior to the date of determination pursuant to Section 8.14) had been effected on the first day of the respective Calculation Period; provided that all calculations of the Consolidated Interest Expense (and of Consolidated Cash Interest Expense) shall take into account the following assumptions:

          (i) if Permitted Acquired Debt is incurred pursuant to the respective Permitted Transaction (or was incurred in any other Permitted Transaction which occurred during the relevant Calculation Period or thereafter and prior to the date of determination), then all such Permitted Acquired Debt shall be deemed to have been outstanding from the first day of the respective Calculation Period (and the interest expense associated with such Permitted Acquired Debt, determined at the actual rates applicable thereto or which would have been applicable had such debt been outstanding for the whole such period, shall be included in determining Consolidated Interest Expense on such Pro Forma Basis) and all Loans repaid as a result of such incurrence pursuant to Section 4.02(h) shall be deemed to have been repaid in full on the first day of the respective Calculation Period (and the interest expense associated with such Loans shall be deducted in determining Consolidated Interest Expense on such Pro Forma Basis);

          (ii) all Indebtedness of the Person, or associated with the assets, acquired pursuant to a Permitted Transaction which is repaid in full prior to the consummation of the respective Permitted Transaction shall be deemed to have been repaid in full on the first day of the respective Calculation Period;

          (iii) if, and to the extent, cash consideration is being paid in connection with the respective Permitted Transaction, then it shall be assumed that additional Loans (bearing interest at the average rate actually applicable to outstanding Loans during the respective period or, if shorter, during the period beginning on the Initial Borrowing Date, had been applicable thereto) in an aggregate principal amount equal to the cash consideration so paid, had been outstanding from the first day of the respective Calculation Period; and

          (iv) to the extent Consolidated Interest Expense is required to be determined for periods which begin prior to the Initial Borrowing Date, then the amount of Consolidated Interest Expense shall be determined by taking the amount of Consolidated Interest Expense which has actually been incurred for the period from the Initial Borrowing Date to the date of determination and annualizing such amount to be reflective of the Consolidated Interest Expense which would have occurred for a period of one year, subject to adjustments for the items described in preceding clauses
     (i) and (iii).

          `Reference Banks' shall mean BTCo, NationsBank of North Carolina, N.A. and The Chase Manhattan Bank, N.A.

          Retention Percentage' shall mean, with respect to the Excess Cash Flow for any Excess Cash Flow Period, the percentage of such Excess Cash Flow which is permitted to be retained by the Company, with the Retention Percentage being 50%.

          `Revolving Loan' shall have the meaning provided in Section 1.01(b).

          `Revolving Loan Maturity Date' shall mean the earlier of (i) the Final Maturity Date and (ii) the date on which the Term Loans are repaid in full.

          `Rights Agreement' shall mean the Rights Agreement dated as of September 1, 1993 between the Guarantor and Bank One, Texas, S.A., as Rights Agent, as in effect on the Fifth Amendment Effective Date.

          `Security Agreements' shall mean each of the Company Security Agreement and the Subsidiary Security Agreement.

          `Security Agreement Collateral' shall mean all "Collateral" as defined in each of the Security Agreements.

          `Security Documents' shall mean each Pledge Agreement, each Security Agreement, each Mortgage and each Additional Security Document.

          `Special Purpose Subsidiary' shall mean a Wholly-Owned Subsidiary of the Company created after the Fifth Amendment Effective Date the sole purpose of which is to acquire ownership of the equity interests described in Section 9.06(ix) and which shall engage in no other business and own no other assets (other than nominal assets).

          `Subordination Provisions' shall mean the Subordination Provisions substantially in the form of Exhibit M as modified, supplemented or amended from time to time.

          `Subsidiary Guarantor' shall mean each Subsidiary which executes and delivers a Subsidiary Guaranty.

          `Subsidiary Guaranty' shall mean a guaranty in the form of Exhibit K, as modified, supplemented or amended from time to time in accordance with the terms thereof.

          `Subsidiary Pledge Agreement' shall mean a Pledge Agreement substantially in the form of Exhibit F-3, as modified, supplemented or amended from time to time.

          `Subsidiary Security Agreement' shall mean a Security Agreement substantially in the form of Exhibit L, as modified, supplemented or amended from time to time.

          `Swingline Loan' shall have the meaning provided in Section 1.01(c).

          `Syndication Date' shall have the meaning provided in Section 1 .01(b)(i).

          `Term Loan' shall have the meaning provided in Section 1.01(a).

          `Term Loan Commitment' shall mean, for each Bank, the amount set forth opposite such Bank's name in Schedule I hereto directly below the column entitled "Term Loan Commitment', as same may be (x) reduced from time to time pursuant to Sections 3.03, 4.02 and/or 10 or (y) adjusted from time to time as a result of assignments to or from such Bank pursuant to Sections 1.12 and/or 13.04.

          `Term Loan Scheduled Repayment' shall have the meaning provided in
Section 4.02(b).

          `Term Loan Scheduled Repayment Date' shall have the meaning provided in Section 4.02(b).

          `Term Notes' shall have the meaning provided in Section 1.05(a).

          `Total Term Loan Commitment' shall mean, at any time, the sum of the Term Loan Commitments of each of the Banks.

          `Tranche' shall mean the respective facility and commitments utilized in making Loans hereunder, with there being three separate Tranches, I.E., Term Loans, Revolving Loans and Swingline Loans.

               `Waco' shall mean Waco Manufacturing Company, a Delaware corporation and a Wholly-Owned Subsidiary of the Company.

          23. ON AND AFTER THE FIFTH AMENDMENT EFFECTIVE DATE, THE ORIGINAL CREDIT AGREEMENT SHALL BE AMENDED BY DELETING EACH REFERENCE TO "SCHEDULED REPAYMENT" AND "SCHEDULED REPAYMENTS" AND INSERTING IN LIEU THEREOF THE RESPECTIVE TERMS "TERM LOAN SCHEDULED REPAYMENT" AND "TERM LOAN SCHEDULED REPAYMENTS."

          24. ON AND AFTER THE FIFTH AMENDMENT EFFECTIVE DATE, THE ORIGINAL CREDIT AGREEMENT SHALL BE AMENDED BY (i) DELETING SCHEDULES I, III, V, VI, VIII
AND X     AND EXHIBITS A, B-1, B-2, B-3 AND B-4 IN THEIR ENTIRETY AND REPLACING
SUCH SCHEDULES AND EXHIBITS WITH SCHEDULES I, III, V, VI, VIII AND X AND EXHIBITS A, B-1, B-2 AND B-3 ATTACHED TO ANNEX B TO THIS AMENDMENT AND (II) ADDING NEW EXHIBITS F-3, K AND L IN THE FORM ATTACHED TO ANNEX B TO THIS AMENDMENT.


II.  ADDITION OF NEW BANKS: CONVERSION OF ORIGINAL LOANS OF CONTINUING BANKS:
     TERMINATION OF COMMITMENTS OF NON-CONTINUING BANKS.

          1. On and as of the occurrence of the Fifth Amendment Effective Date in accordance with Section III hereof, each New Bank shall become a "Bank" under, and for all purposes of, the Credit Agreement and the other Credit Documents.

          2. The parties hereto acknowledge that each Existing Bank has been offered the opportunity to participate in the Credit Agreement, after the occurrence of the Fifth Amendment Effective Date, as a Continuing Bank thereunder, but that no Existing Bank is obligated to be a Continuing Bank. By their execution and delivery hereof, the Credit

Parties and the Required Banks (determined immediately before the occurrence of the Fifth Amendment Effective Date) consent to the voluntary repayment by the Company of all outstanding Loans and other Obligations owing to each Existing Bank which has not elected to become a Continuing Bank (each such Bank a "Non-Continuing Bank") and to the voluntary termination by the Company of the Revolving Loan Commitment of each Non-Continuing Bank, in each case to be effective on, and contemporaneously with the occurrence of, the Fifth Amendment Effective Date, in each case in accordance with the provisions of following
Section 3.

          3. Notwithstanding anything to the contrary contained in the Original Credit Agreement or any Credit Document, the Credit Parties and each of the Banks hereby agrees that on the Fifth Amendment Effective Date, (i) each Continuing Bank with a Term Loan Commitment as set forth on Schedule I (after giving effect to this Amendment) in excess of the Original Term Loans of such Continuing Bank outstanding on the Fifth Amendment Effective Date shall make additional Term Loans to the Company in an amount equal to such excess, (ii) in the case of each Continuing Bank with a Term Loan Commitment as set forth on
Schedule I (after giving effect to this Amendment) in an amount less than the Original Term Loans of such Continuing Bank outstanding on the Fifth Amendment Effective Date, the Original Term Loans of such Continuing Bank shall be repaid in an amount equal to the excess of such Original Term Loans over the Term Loan Commitment of such Bank as set forth on such Schedule I, (iii) each New Bank with a Term Loan Commitment as set forth on Schedule I (after giving effect to this Amendment) shall make Term Loans to the Company in an amount equal to the Term Loan Commitment of such New Bank, (iv) each Bank with a Revolving Loan Commitment as set forth on Schedule I (after giving effect to this Amendment) shall make (including by way of conversion) that principal amount of Revolving Loans to the Company as is required by Section 1.01(b), provided that if the Original Revolving Loans of any Continuing Bank outstanding on the Fifth Amendment Effective Date (immediately before giving effect thereto) exceeds the aggregate principal amount of Revolving Loans required to be made available by such Bank on such date (after giving effect to the Fifth Amendment Effective
Date), then Original Revolving Loans of such Continuing Bank in an amount equal to such excess shall be repaid on the Fifth Amendment Effective Date to such Continuing Bank and (v) in the case of each Existing Bank with no Term Loan Commitment or Revolving Loan Commitment, as the case may be, as set forth on
Schedule I (after giving effect to this Amendment), all of such Existing Bank's Original Term Loans and/or Original Revolving Loans outstanding on the Fifth Amendment Effective Date shall be repaid in full on such date, together with interest thereon and all accrued Fees (and any other amounts) owing to such Existing Bank, and the Revolving Loan Commitment of such Existing Bank shall be terminated, effective upon the occurrence of the Fifth Amendment Effective Date. Notwithstanding anything to the contrary contained in the Original Credit Agreement, the Credit Agreement or any other Credit Document, the parties hereto hereby consent to the repayments and reductions required above, and agree that in the event that any Existing Bank shall fail to execute a counterpart of this Amendment prior to the occurrence of the Fifth Amendment Effective Date, such Existing Bank shall be deemed to be a Non-Continuing Bank and, concurrently with the occurrence of the Fifth Amendment Effective Date, the Revolving Loan Commitment of such Existing Bank shall be terminated, all Original Term Loans and Original Revolving Loans of such Existing Bank outstanding on the Fifth Amendment Effective Date shall be repaid in full, together with interest thereon and all accrued Fees (and any other amounts) owing to such Existing Bank, and concurrently with the occurrence of the Fifth Amendment Effective Date, such Existing Bank shall no longer constitute a "Bank" under the Credit Agreement and the other Credit Documents, provided that all indemnities of the Credit Parties under the Credit Documents for the benefit of such Existing Bank shall survive in accordance with the terms thereof.


III. CONDITIONS PRECEDENT TO FIFTH AMENDMENT EFFECTIVE DATE.

          1. This Amendment shall become effective on the date (the "Fifth Amendment Effective Date") when each of the following conditions shall have been met to the satisfaction of the Administrative Agent and the Required Banks (determined both before and after giving effect to the occurrence of the Fifth Amendment Effective Date):

          (a) EXECUTION OF AGREEMENT: NOTES. On or prior to the Fifth Amendment Effective Date (i) each of the Company, the Guarantor, the Required Banks (determined immediately prior to the occurrence of the Fifth Amendment Effective Date and without giving effect to this Amendment), each Continuing Bank and each New Bank shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile device) the same to the Administrative Agent at its Notice Office and (ii) there shall have been delivered to the Administrative Agent for the account of each Continuing Bank and each New Bank the appropriate Term Note and/or Revolving Note, executed by the Company, and to BTCo the Swingline Note executed by the Company, in each case in the amount, maturity and as otherwise provided herein.

          (b) OFFICER'S CERTIFICATE. On the Fifth Amendment Effective Date, the Administrative Agent shall have received a certificate dated the Fifth Amendment Effective Date signed on behalf of the Company by the President, any Executive Vice President, any Senior Vice President, or any Vice President of the Company stating that all of the conditions in Section III(1)(e), (f)(ii), (g), (j), (l) and (m) of this Amendment have been satisfied on such date.

          (c) OPINIONS OF COUNSEL. On the Fifth Amendment Effective Date, the Administrative Agent shall have received (i) from each of Weil, Gotshal & Manges, special counsel to the Company, and Nelson A Bangs, General Counsel of the Company, an opinion addressed to the Managing Agents, the Administrative Agent and each of the Banks and dated the Fifth Amendment Effective Date, covering the matters set forth in Annex C-1 and C-2, respectively, to this Amendment and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request and (ii) from local counsel reasonably satisfactory to the Administrative Agent and the Required Banks, opinions each of which shall be in form and substance satisfactory to the Administrative Agent and the Required Banks which shall cover the perfection and priority of the security interests granted pursuant to the Security Agreement and the Mortgages and such other matters incident to the transactions contemplated herein as any of the Managing Agents may reasonably request.

          (d) CORPORATE DOCUMENTS: PROCEEDINGS. (i) On the Fifth Amendment Effective Date, the Administrative Agent shall have received a certificate, dated the Fifth Amendment Effective Date, signed by the President, any Executive Vice President, any Senior Vice President or any Vice President of the Guarantor, the Company and Waco, and attested to by the Secretary or any Assistant Secretary of the Guarantor, the Company and Waco, as the case may be, in the form of Annex D hereto with appropriate insertions, together with copies of the Certificate of Incorporation and By-Laws of the Guarantor, the Company and Waco and the resolutions of the Guarantor, the Company and Waco referred to in such certificate, and the foregoing shall be acceptable to the Administrative Agent and the Required Banks.

          (ii) All corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Documents shall be satisfactory in form and substance to the Administrative Agent and the Required Banks, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down telegrams, if any, which the Administrative Agent reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

          (e) SUFFICIENT FUNDS: AVAILABLE COMMITMENT: WORKING CAPITAL FUNDS. On the Fifth Amendment Effective Date, after giving effect to this Amendment (including without limitation the payment of all fees and expenses in connection therewith whether paid on or after the Fifth Amendment Effective Date) and the incurrence of Loans pursuant to this Amendment, the excess of the Total Unutilized Revolving Loan Commitment at such time over the Blocked Commitment at such time shall be equal to or greater than the Minimum Unutilized Revolving Loan Commitment.

          (f) ADVERSE CHANGE. ETC. (i) On the Fifth Amendment Effective Date, nothing shall have occurred (and the Banks shall have become aware of no facts or conditions not previously known) which the Administrative Agent or the Required Banks

(determined as if the effectiveness of this Amendment and the Asset Transfer had already occurred) shall determine has, or could have, a material adverse effect on the rights or remedies of the Banks or the Administrative Agent, or on the ability of the Guarantor, the Company or its Subsidiaries to perform their obligations to the Banks or which has, or could have, a materially adverse effect on the business, property, assets, nature of assets, liabilities, condition (financial or otherwise) or prospects of the Guarantor or the Company or of the Guarantor and its Subsidiaries taken as a whole.

               (ii) On or prior to the Fifth Amendment Effective Date, all necessary governmental (domestic and foreign) and third party approvals in connection with this Amendment and the transactions contemplated by the Credit Documents and otherwise referred to herein or therein shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of all or any part of this Amendment or the other transactions contemplated by the Credit Documents and otherwise referred to herein or therein. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon all or any part of this Amendment, the transactions contemplated by the Credit Documents or the conversion and/or making of the Loans.

               (g) LITIGATION. On the Fifth Amendment Effective Date, no litigation by any entity (private or governmental) shall be pending or threatened with respect to this Amendment or any documentation executed in connection herewith or the transactions contemplated hereby, or with respect to any material Indebtedness of the Guarantor or any of its Subsidiaries which is outstanding after the consummation of this Amendment or which the Administrative Agent or the Required Banks (determined as if the effectiveness of this Amendment had already occurred) shall reasonably determine could have a materially adverse effect on the business, property, assets, nature of assets, liabilities, condition (financial or otherwise) or prospects of the Guarantor or the Company or of the Guarantor and its Subsidiaries taken as a whole.

               (h) REPAYMENT OF CERTAIN ORIGINAL LOANS: PAYMENT OF FEES. ETC. On the Fifth Amendment Effective Date, the Original Term Loans and Original Revolving Loans of each Existing Bank which are in excess of the Term Loans or Revolving Loans, as the case may be, required to be made or maintained by such Bank pursuant to Section 1.01 (after giving effect to this Amendment) shall have been repaid in full in accordance with Section III hereof. Furthermore, on the Fifth Amendment Effective Date, all interest and Fees accrued (and not theretofore paid) under the Original Credit Agreement shall be paid in full, and all other costs, fees and expenses owing to any of the Existing Banks or the Administrative Agent under the Original Credit Agreement shall be paid to the extent due.

Furthermore, all costs, fees and expenses (including, without limitation, legal fees and expenses) and other compensation contemplated hereby or otherwise agreed and payable to the Continuing Banks, the New Banks or the Administrative Agent shall have been paid to the extent due.

               (i) BALANCE SHEETS. (i) At least two Business Days prior to the Fifth Amendment Effective Date, the Banks shall have received unaudited PRO FORMA consolidated balance sheets of the Guarantor and its Subsidiaries, in each case as at a date not more than sixty days prior to the Fifth Amendment Effective Date prepared in accordance with generally accepted accounting principles except as specifically set forth in the notes to such balance sheets (after giving effect to this Amendment, the related financing thereof and the other transactions contemplated hereby and thereby), which PRO FORMA balance sheets, together with the accounting practices and procedures to be utilized by the Guarantor and its Subsidiaries, shall be in form and substance satisfactory to the Administrative Agent and the Required Banks.

               (ii) On the Fifth Amendment Effective Date, the Banks shall have received the consolidated balance sheet of the Guarantor and its Subsidiaries as of the end of each fiscal month of the Guarantor ended after September 30, 1993 and not less than 30 days prior to the Fifth Amendment Effective Date and the related consolidated statement of income and statement of cash flows for each such month, and for the elapsed portion of the fiscal year ended with the last day of each such month, in each case setting forth comparative figures for the corresponding month in the prior fiscal year, which financial statements shall be prepared in accordance with generally accepted accounting principles and practices consistently applied and shall be in form and substance satisfactory to the Managing Agents and the Required Banks.

               (j) NO DEFAULT: REPRESENTATIONS AND WARRANTIES. On the Fifth Amendment Effective Date, and also after giving effect thereto, (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained in the Credit Agreement and in the other Credit Documents shall be true and correct in all material respects.

               (k) NOTICE OF BORROWING. The Administrative Agent shall have received a Notice of Borrowing meeting the requirements of Section 1.03(a).

               (l) EXISTING OBLIGATIONS. On the Fifth Amendment Effective Date, and after giving effect to this Amendment and the other transactions contemplated hereby, the Existing Obligations shall consist only of (i) the Dr Pepper Preferred Stock, (ii) the Guarantor Preferred Stock, and (iii) additional Indebtedness (which shall not be incurred in connection with, or in contemplation of, the effectiveness of this Amendment) in an aggregate amount not to exceed $150,000, the terms and conditions of such Indebtedness to be satisfactory to the Managing Agents and the Required Banks. All of the Existing

Obligations shall remain outstanding after the Effectiveness of this Amendment and the financing therefor without any Defaults or Events of Default existing thereunder or rising as a result of this Amendment and the other transactions contemplated thereby and there shall not be any amendments or modifications to the agreements and instruments governing or evidencing such Indebtedness other than as requested or approved by the Managing Agents or the Required Banks.

               (m)  EMPLOYEE BENEFIT PLANS: SHAREHOLDERS' AGREEMENTS. MANAGEMENT
AGREEMENTS: EMPLOYMENT AGREEMENTS: COLLECTIVE BARGAINING AGREEMENTS: TAX SHARING
AGREEMENTS: AND DEBT AGREEMENTS. On the Fifth Amendment Effective Date, the Banks shall have received true and correct copies, certified as true and complete by an appropriate officer of the Guarantor, the Company or Waco, as the case may be, of all amendments to, and any new, Employee Benefit Plans, Shareholders' Agreements, Management Agreements, Employment Agreements, Collective Bargaining Agreements, Tax Sharing Agreements and Debt Agreements not previously delivered to the Administrative Agent, all of which shall be in form and substance satisfactory to the Administrative Agent.

               (n) SUBSIDIARY GUARANTY. On the Fifth Amendment Effective Date, Waco shall have duly authorized, executed and delivered the Subsidiary Guaranty, and the Subsidiary Guaranty shall be in full force and effect.

               (o) PLEDGE AGREEMENTS. (i) On the Fifth Amendment Effective Date, the Company shall have delivered to the Collateral Agent, as Pledgee, all the Pledged Securities referred to in the Company Pledge Agreement then owned by the Company, (x) endorsed in blank in the case of promissory notes constituting Pledged Securities and (y) together with executed and undated stock powers, in the case of capital stock constituting Pledged Securities.

               (ii) On the Fifth Amendment Effective Date, Waco shall have duly authorized, executed and delivered the Subsidiary Pledge Agreement and shall have delivered to the Collateral Agent, as Pledgee, all the Pledged Securities referred to therein then owned by Waco, (x) endorsed in blank in the case of promissory notes constituting Pledged Securities and (y) together with executed and undated stock powers, in the case of capital stock constituting Pledged Securities.

               (p) SUBSIDIARY SECURITY AGREEMENT. On the Fifth Amendment Effective Date, Waco shall have duly authorized, executed and delivered the Subsidiary Security Agreement covering all of the respective present and future Security Agreement Collateral, together with:

               (i) proper financing statements (Form UCC-1 or such other financing statements or similar notices as shall be required by local law) fully executed for
          filing under the appropriate filing offices of each jurisdiction as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by the Subsidiary Security Agreement;


               (ii) copies of Requests for Information or Copies (Form UCC-11), or equivalent reports, listing all effective financing statements or similar notices that name Waco, or any division or other operating unit of Waco, as debtor and that are filed in the jurisdictions referred to in said clause (a), together with copies of such other financing statements (none of which shall cover the Collateral except to the extent evidencing Permitted Liens or for which the Collateral Agent shall have received termination statements (Form UCC-3 or such other termination statements as shall be required by local law) fully executed for filing);

               (iii) evidence of the completion of all other recordings and filings of, or with respect to, the Subsidiary Security Agreement as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interests intended to be created by the Subsidiary Security Agreement; and

               (iv) evidence that all other actions necessary or, in the opinion of the Collateral Agent, desirable to protect and enable the Collateral Agent to perfect the security interests purported to be created by the Subsidiary Security Agreement have been taken.

               (q) ADDITIONAL MORTGAGE: TITLE INSURANCE: SURVEYS: ETC. In the event that the Asset Transfer occurs on the Fifth Amendment Effective Date, on the Fifth Amendment Date the Collateral Agent shall have received:

               (i) a fully executed counterparts of the Additional Mortgage in form and substance satisfactory to the Administrative Agent, which Additional Mortgage shall cover such of the Real Property owned by Waco as shall be listed in Part A of Schedule III, together with evidence that counterparts of the Additional Mortgage have been delivered to the title insurance company insuring the Lien of the Additional Mortgage for recording in all places to the extent necessary or desirable, in the judgment of the Administrative Agent, effectively to create a valid and enforceable first priority lien on the Additional Mortgaged Property in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors;

               (ii) mortgage title insurance policies ("Mortgage Policies") in amounts satisfactory to the Administrative Agent assuring the Collateral Agent that the Additional Mortgage is valid and enforceable first priority mortgage lien on the Additional Mortgaged Property, free and clear of all defects, encumbrances and other Liens except Permitted Encumbrances and the Mortgage Policies shall be in form and substance satisfactory to the Administrative Agent and shall include, as appropriate, an endorsement for future advances under this Agreement and the Notes and for any other matter that the Administrative Agent in its sole discretion may request, shall not include an exception for mechanics' liens, and shall provide for affirmative insurance and such reinsurance as the Administrative Agent in its sole discretion may request;

               (iii) a survey, in form and substance satisfactory to the Administrative Agent, of the Additional Mortgaged Property, dated a recent date acceptable to the Administrative Agent, certified by a licensed professional surveyor; and

               (r) CONSENT LETTER. On the Fifth Amendment Effective Date, the Administrative Agent shall have received a letter from CT Corporation System, presently located at 1633 Broadway, New York, New York 10019, indicating its consent to its appointment by Waco as its agent to receive service of process as specified in the Subsidiary Guaranty and the other Credit Documents in form and substance satisfactory to the Administrative Agent.

               (s) FUNDING BY NEW BANKS AND CONTINUING BANKS. On the Fifth Amendment Effective Date, each New Bank and Continuing Bank shall have delivered to the Administrative Agent for the account of the Company an amount equal to
(i) in the case of each New Bank, the Term Loans and/or Revolving Loans to be made by such New Bank on the Fifth Amendment Effective Date and (ii) in the case of each Continuing Bank, the amount by which the Term Loans or Revolving Loans to be made and/or converted by such Continuing Bank on the Fifth Amendment Effective Date exceed the amount of the Original Term Loans or Original Revolving Loans, respectively, of such Continuing Bank outstanding on the Fifth Amendment Effective Date. Notwithstanding anything to the contrary contained in this clause (s), in satisfying the foregoing condition, unless the Administrative Agent shall have been notified by any Bank prior to the occurrence of the Fifth Amendment Effective Date that such Bank does not intend to make available to the Administrative Agent such Bank's Loans required to be made by it on such date, then the Administrative Agent may, in reliance on such assumption, make available to the Company the corresponding amounts in accordance with the provisions of Section 1.04 of the Credit Agreement, and the making available by the Administrative Agent of such amounts shall satisfy the condition contained in this clause (t).

               2. Unless the Administrative Agent has received actual notice from the Required Banks (determined as if the Fifth Amendment Effective Date had occurred) that the conditions described in this Section III have not been met to their satisfaction, upon the satisfaction of the condition described in clause
(a) above and upon the Administrative Agent's good faith determination that the conditions described in clauses (b) through (t), inclusive, have been met, then the Fifth Amendment Effective Date shall be deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto have not been met (although the occurrence of the Fifth Amendment Effective Date shall not release the Company from any liability for failure to satisfy one or more of the applicable conditions contained in
Section III of this Amendment). The Administrative Agent will give the Company, each Existing Bank and each New Bank prompt written notice of the occurrence of the Fifth Amendment Effective Date.

               3. The occurrence of the Fifth Amendment Effective Date and the acceptance of the benefits of the Loans made on such date shall constitute a representation and warranty (including without limitation for purposes of Section 10.02) by each Credit Party to each of the Banks that all the applicable conditions specified in this Section III exist at that time.

               4. Notwithstanding anything to the contrary contained above, if the Fifth Amendment Effective Date does not occur on or prior to January 31, 1994, then it shall not thereafter occur (unless the Required Banks (determined both before and after giving effect to this Amendment) agree in writing to an extension of such date), and this Amendment shall cease to be of any further force or effect and the Original Credit Agreement shall continue to be effective, as the same may have been, or may thereafter be, amended, modified or supplemented from time to time.


IV.  GENERAL PROVISIONS

               1. In the event of the resignation of any Managing Agent, other than BTCo, on and as of the Fifth Amendment Effective Date, each of the parties to the Credit Agreement hereby waives the delivery of any notice required pursuant to Section 12 of the Credit Agreement in connection with such resignation.

               2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

               3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Credit Parties and the Administrative Agent.

               4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

               5. From and after the Fifth Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as amended hereby.

                                      * * *

               IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                              DR PEPPER/SEVEN-UP CORPORATION


                              By /s/ Michael Buiter
                                ------------------------------------------
                                 Title: Vice President Finance


                              DR PEPPER/SEVEN-UP COMPANIES, INC.


                              By /s/ Michael Buiter
                                ------------------------------------------
                                 Title: Vice President Finance


                              BANKERS TRUST COMPANY,
                                 Individually, as Managing Agent
                                 and as Administrative Agent


                              By /s/ Mary Kay Coyle
                                ------------------------------------------
                                 Title: Vice President


                              EXISTING BANKS:


                              ABN-AMRO BANK, N.V.


                              By /s/ Ronald A. Mahle
                                ------------------------------------------
                                Title: Vice President


                              By /s/ David P. On
                                ------------------------------------------
                                Title: Vice President


                              BANK OF AMERICA NT&SA


                              By /s/ Daniel D. McCready
                                ------------------------------------------
                                 Title: Vice President

                              THE BANK OF IRELAND, GRAND CAYMAN
                                 BRANCH


                              By /s/ Roger M. Burns
                                ------------------------------------------
                                 Title: Vice President


                              BANK OF MONTREAL


                              By /s/ Daniel A. Brown
                                ------------------------------------------
                                 Title: Director


                              THE BANK OF NOVA SCOTIA


                              By /s/ A.S. Norsworthy
                                ------------------------------------------
                                 Title: Assistant Agent


                              THE BANK OF TOKYO TRUST COMPANY


                              By /s/ Victor Bulzacchelli
                                ------------------------------------------
                                 Title: Vice President


                              BANQUE PARIBAS, Houston Agency


                              By. /s/ Bruce A. Cauley
                                ------------------------------------------
                                 Title: Deputy General Manager


                              By /s/ Robert S. Bowers. II
                                ------------------------------------------
                                 Title: Assistant Vice President

                              BARCLAYS BANK PLC


                              By /s/ John Giannone
                                ------------------------------------------
                                 Title: Director


                              CAISSE NATIONALE DE CREDIT AGRICOLE


                              By /s/ Dean Balice
                                ------------------------------------------
                                 Title: Senior Vice President, Branch Manager


                              THE CHASE MANHATTAN BANK, N.A.


                              By /s/ Thomas Daniels
                                ------------------------------------------
                                 Title: Vice President


                              CIBC INC.


                              By /s/ Roger Colden
                                ------------------------------------------
                                 Title: Vice President


                              CREDIT LYONNAIS New York Branch


                              By /s/ Frederick Haddad
                                ------------------------------------------
                                 Title: Senior Vice President


                              FIRST INTERSTATE BANK OF TEXAS, N.A.


                              By /s/ Connor J. Duffey
                                ------------------------------------------
                                 Title: Vice President

                                   THE FIRST NATIONAL BANK OF BOSTON


                                   By /s/ Marilyn M. Fenollosa
                                      ---------------------------------
                                      Title: Division Executive



                                   THE FIRST NATIONAL BANK OF CHICAGO


                                   By /s/ Jeanette Ganousis
                                      ---------------------------------
                                      Title: Vice President



                                   THE INDUSTRIAL BANK OF JAPAN,
                                      LIMITED, NEW YORK BRANCH


                                   By /s/ Tsuneki Hara
                                      ---------------------------------
                                      Title: Joint General Manager



                                   KREDIETBANK N.V.


                                   By /s/ Tod R. Angus
                                      ---------------------------------
                                      Title: Vice President


                                   By /s/ Michael V. Curran
                                      ---------------------------------
                                      Title: Vice President



                                   THE LONG-TERM CREDIT BANK OF JAPAN,
                                      LIMITED, NEW YORK BRANCH


                                   By /s/ Mitsuo Matsunaga
                                      ---------------------------------
                                      Title: Vice President

                                   MIDLAND BANK PLC


                                   By /s/ Gina Sidorsky
                                      ---------------------------------
                                      Title: Director


                                   THE MITSUBISHI TRUST AND BANKING
                                      CORPORATION


                                   By /s/ Patricia Loret De Mola
                                      ---------------------------------
                                      Title: Senior Vice President


                                   NATIONAL WESTMINSTER BANK USA


                                   By /s/ Phillip Krall
                                      ---------------------------------
                                      Title: Vice President


                                   NATIONSBANK OF NORTH CAROLINA, N.A.


                                   By /s/ Stephen K. Foutch
                                      ---------------------------------
                                      Title: Vice President


                                   SHAWMUT BANK CONNECTICUT, N.A.


                                   By /s/ Philip S. Walker. Jr.
                                      ---------------------------------
                                      Title: Assistant Vice President


                                   SOCIETY NATIONAL BANK


                                   By /s/ Janice M. Cook
                                      ---------------------------------
                                      Title: Vice President

                                   NEW BANKS:

                                   ALLIED IRISH BANKS


                                   By /s/ N.C. Cullinane
                                      ---------------------------------
                                      Title: Vice President


                                   By /s/ W.J. Strickland
                                      ---------------------------------
                                      Title: Senior Vice President


                                   THE BANK OF NEW YORK


                                   By /s/ Julie E. Brennan
                                      ---------------------------------
                                      Title: Vice President


                                   BANK OF SCOTLAND


                                   By /s/ Elizabeth Wilson
                                      ---------------------------------
                                      Title: Vice President and Branch Manager


                                   CORESTATES BANK, N.A.


                                   By /s/ Randal D. Southern
                                      ---------------------------------
                                      Title: Vice President

                                   DRESDNER BANK A.G.


                                   By /s/ T.L. Darby
                                      ---------------------------------
                                      Title: Vice President


                                   By /s/ Peter Becker
                                      ---------------------------------
                                      Title: Vice President


                                   THE FUJI BANK, LTD.


                                   By /s/ Toyohiro Nakamura
                                      ---------------------------------
                                      Title: Joint General Manager


                                   THE NIPPON CREDIT BANK, LTD.


                                   By /s/ Bernardo E. Correa-Henschke
                                      ---------------------------------
                                      Title: Vice President & Manager


                                   THE ROYAL BANK OF SCOTLAND plc


                                   By /s/ David Dougan
                                      ---------------------------------
                                      Title: Vice President


                                   SOCIETE GENERALE


                                   By /s/ Christopher J. Speltz
                                      ---------------------------------
                                      Title: Vice President

                                   THE SUMITOMO BANK, LTD.


                                   By /s/ H. Kobayashi
                                      ---------------------------------
                                      Title: Joint General Manager


                                   UNION BANK


                                   By /s/ Patrick M. Cassidy
                                      ---------------------------------
                                      Title: Vice President


                                   WELLS FARGO BANK, N.A.


                                   By /s/ Dana D. Cagle
                                      ---------------------------------
                                      Title: Vice President



                                   WESTDEUTSCHE LANDESBANK
                                      GIROZENTRALE, NEW YORK AND
                                      CAYMAN ISLANDS BRANCHES


                                   By /s/ Cynthia M. Neesin
                                      ---------------------------------
                                      Title: Vice President


                                   By /s/ Karen E. Hoplock
                                      ---------------------------------
                                      Title: Associate

                                                                               A

                                                                         ANNEX A
                                                                              to
                                                                 FIFTH AMENDMENT




                                    NEW BANKS


                         Allied Irish Bank

                         The Bank of New York

                         Bank of Scotland

                         CoreStates Bank Philadelphia

                         Dresdner Bank A.G.

                         The Fuji Bank, Ltd.

                         Nippon Credit Bank

                         The Royal Bank of Scotland plc

                         Societe Generale

                         Sumitomo Bank, Ltd.

                         Union Bank

                         Wells Fargo Bank, N.A.

                         Westdeutsche Landesbank
                            Girozentrale, New York
                            and Cayman Islands Branches

                                                                         ANNEX B
                                                                              to
                                                                 FIFTH AMENDMENT




                       SCHEDULES I, III, V, VI, VIII AND X
                                       AND
                     EXHIBITS A, B-1, B-2, B-3, F-3, K and L



                                  See attached

                                                                      SCHEDULE I



                                   COMMITMENTS
                                   -----------


                                                                 Revolving Loan
       Bank                                Term Loans              Commitment
       ----                                ----------              ----------

Bankers Trust Company                    $23,333,333.33          $6,666,666.67

ABN Amro Bank N.V.                        10,111,111.11           2,888,888.89

Allied Irish Banks                         7,777,777.78           2,222,222.22

Bank of America National Trust            15,555,555.56           4,444,444.44
and Savings Association

The First National Bank of Boston         11,666,666.67           3,333,333.33

The Bank of Ireland, Grand                 7,777,777.78           2,222,222.22
Cayman Branch

Bank of Montreal                          19,444,444.44           5,555,555.56
- ------------------------------------------------------------------------------
The Bank of New York                      11,666,666.67           3,333,333.33
- ------------------------------------------------------------------------------
The Bank of Nova Scotia                   15,555,555.56           4,444,444.44
- -------------------------------------------------------------------------------
Bank of Scotland                           9,333,333.33           2,666,666.67

The Bank of Tokyo Trust                   11,666,666.67           3,333,333.33
Company

Banque Paribas                            15,555,555.56           4,444,444.44
- ------------------------------------------------------------------------------
Barclays Bank plc                         19,444,444.44           5,555,555.56
- ------------------------------------------------------------------------------
The Chase Manhattan Bank, N.A.            19,444,444.44           5,555,555.56
- ------------------------------------------------------------------------------
CIBC, Inc.                                19,444,444.44           5,555,555.56
- ------------------------------------------------------------------------------
CoreStates Bank Philadelphia               9,333,333.33           2,666,666.67

Caisse Nationale de Credit                 9,333,333.33           2,666,666.67
Agricole

Credit Lyonnais, New York                 15,555,555.56           4,444,444.44
Branch

Dresdner Bank A.G.                        11,666,666.67           3,333,333.33

The First National Bank of                19,444,444.44           5,555,555.56
Chicago



                                                                     SCHEDULE I
                                                                         Page 2


BANKS                                TERM LOANS       REVOLVING LOAN
                                                      COMMITMENT

First Interstate Bank of Texas,      9,333,333.33     2,666,666.67
N.A.

The Fuji Bank, Ltd.                 15,555,555.56     4,444,444.44

The Industrial Bank of Japan,       15,555,555.56     4,444,444.44
Limited

Kredietbank N.V.                     7,777,777.78     2,222,222.22

The Long-Term Credit Bank of        15,555,555.56     4,444,444.44
Japan, Limited, New York Branch

Midland Bank plc                    19,444,444.44     5,555,555.56

The Mitsubishi Trust & Banking      11,666,666.67     3,333,333.33
Corp.

National Westminster Bank USA       19,444,444.44     5,555,555.56

NationsBank of North Carolina,      19,444,444.44     5,555,555.56
N.A.

The Nippon Credit Bank, Ltd.        11,666,666.67     3,333,333.33

The Royal Bank of Scotland plc      10,111,111.11     2,888,888.89

Shawmut Bank Connecticut, N.A.      19,444,444.44     5,555,555.56

Societe Generale                     9,333,333.33     2,666,666.67

Society National Bank               11,666,666.67     3,333,333.33

The Sumitomo Bank, Ltd.              9,333,333.33     2,666,666.67

Union Bank                          11,666,666.67     3,333,333.33

Wells Fargo Bank, N.A.              15,555,555.56     4,444,444.44

Westdeutsche Landesbank              9,333,333.33     2,666,666.67
Girozentrale, New York and
Cayman Islands Branches

                                  ---------------  ---------------
                                  $525,000,000.00  $150,000,000.00


                          SCHEDULE III - REAL PROPERTY



PART A - MORTGAGED PROPERTIES
- -----------------------------
Dr Pepper/Seven-up
Product & Technical Center
8900 Page Avenue
St, Louis, MO 63114


PART B - OTHER PROPERTIES
- -------------------------
Dr Pepper/Seven-up Companies, Inc, Headquarters
8144 Walnut Hill Lane
Dallas, TX 75231


Grader Street Warehouse
11096 Grader Street
Dallas, TX         75238



Dr Pepper Eastern Region Office
5955 T.G, Lee Boulevard Suite 435
Orlando, FL 32822


Seven-Up Eastern Region Office
8850 Stanford Boulevard
Suite 2500
Columbia, MD 21045


Seven-Up Central Office
10985 Cody
Suite 115
Overland Park, KS 66210


Dr Pepper Northern Region Office
150 E. Wilson Bridge Road Suite 210
Worthington, OH 43085


Dr Pepper Western Region Office
16955 Via Del Campo Suite 210
San Diego,  CA        92127

                                                                      SCHEDULE V



                         DR PEPPER/SEVEN-UP SUBSIDIARIES


                                                                                      Shares
                                                                                      Owned            Percentage
                                                                                      directly or      of
                                                                                      indirectly       Outstanding
                                                                                      by Dr Pepper/    Shares of
                           Jurisdiction of                Shares         Shares       Seven-Up         Capital
Subsidiary                 Incorporation                  Authorized     Issued       Corporation      Stock Owned
- ----------                 ---------------                ----------     ------       -------------    ------------
Dr Pepper/Seven-Up            Texas                         1,000          1,000         1,000            100%
     Beverages Sales
     Company

Dr Pepper FSC, Inc.           U.S. Virgin Islands           1,000          1,000         1,000            100%

Dr Pepper Japan Company       Texas                        25,000         25,000        25,000            100%

Dr Pepper (Canada) Inc.(1)    Ontario, Canada                   1              1             1            100%

Waco Manufacturing Company    Delaware                      1,000          1,000         1,000            100%

121 Meramec Holding           New York                        200            200           200            100%
     Company, Inc.(2)

- ---------------------------

     1 Dissolution filed 06/10/93.  Pending final tax clearance.

     2 Merged into The Seven-Up Company 10/08/92 in Delaware. Pending final tax clearance in New York.

                                   SCHEDULE VI

                        INDEBTEDNESS AND PREFERRED STOCK

                       BALANCES IN OTHER NOTES @ 11-30-93


     CURRENT(1)                                     NON-CURRENT(2)
     ----------                                     --------------

231104 Estate of            $ 130,245.07       262104 Towns-SDI        $    -0-
V. Towns-COV

231105 Davis-COV              130,245.04       262105 Davis-SDI             -0-

231106 Scott-COV               45,969.08       262106 Scott-SDI             -0-

231116 C Lindsey               33,333.60       262116 C Lindsey       66,671.67

231117 CR Lindsey              21,426.72      262111 CR Lindsey       46,424.56

231118 Estate of               11,905.84    262118 Mrs. Lindsey       25,798.52
Mrs. Crawford Lindsey

                            $ 373,125.35 262216 DEF INT-C LINDS      (20,712.27)

                                                                   $ 118,182.48


Dr Pepper $1.375 Senior Exchangeable Preferred Stock par value $0.01 per share, liquidation preference $10.00 per share, 1,268,474 shares outstanding at November 30, 1993.

- --------------------------
     1 Current indebtedness means all indebtedness due within one year of the effective date of the note.
     2 Non-current indebtedness means all indebtedness due beyond one year.

                                  SCHEDULE VIII

                           CERTAIN CAPITALIZED LEASES


                                      NONE

                                                                     SCHEDULE  X


                                 BANK ADDRESSES



Bankers Trust Company
130 Liberty Street
New York, New York 10006

     Attn: Mary Kay Coyle
     Tel:  (212) 250-9094
     Fax:  (212) 250-7200


ABN AMRO BANK N.V.
3 River Way
Suite 1600
Houston, Texas 77056

     Ronald A. Mahle
     Tel:  (713) 964-3350
     Fax:  (713) 629-7533


ALLIED IRISH BANK
405 Park Avenue
New York, NY 10022

     Marcia Meeker
     Tel:  (212) 339-8018
     Fax:  (212) 339-8007

                                                                      SCHEDULE X
                                                                          Page 2
BANK OF AMERICA NT&SA
335 Madison Avenue
5th Floor
New York, New York 10017

     Daniel McCready
     Tel:  (212) 503-8367
     Fax:  (212) 503-7066


BANK OF MONTREAL
U.S. Corporate Banking
115 S. LaSalle Street
12th Floor
Chicago, Illinois 60603

     Daniel Brown
     Tel:  (312) 750-4358
     Fax:  (312) 750-4314


     Lisa Donoghue
     Tel:  (312) 750-3737
     Fax:  (312) 750-4314


THE BANK OF NEW YORK
One Wall Street
22nd Floor
New York, New York 10286

     Steven Ross
     Tel:  (212) 635-1336
     Fax:  (212) 635-6434


     Julie Brennan
     Tel:  (212) 635-6899
     Fax:  (212) 635-6434


with copy to:

                                                                      SCHEDULE X
                                                                          Page 3
     Elyse Levene, Esq.
     15th Floor


THE BANK OF NOVA SCOTIA
600 Peachtree Street N.E.
Suite 2700
Atlanta, Georgia 30308

     F.C.H. Ashby
     Tel:  (404) 877-1560
     Fax:  (404) 888-8998


with copy to:

     THE BANK OF NOVA SCOTIA
     1100 Louisiana
     Suite 3000
     Houston, Texas 77002

               Matt Harris
               Tel: (713) 752-0900
               Fax:  (713) 752-2425

     THE BANK OF NOVA SCOTIA
     Corporate Credit West
     44 King Street, West
     Toronto, Ontario
     M5H 1H1 Canada

          Larry Maloney
          Tel: (416) 866-6161

                                                                      SCHEDULE X
                                                                          Page 4

BANK OF SCOTLAND
2660 Citicorp Center
1200 Smith Street
Houston, TX 77002-4495

     Richard Butler
     Tel:  (713) 651-1870
     Fax:  (713) 651-9714



BANQUE PARIBAS
Corporate Services
2121 San Jacinto Street
Suite 930
Dallas, Texas 75201

     Robert Bowers
     Tel:  (214) 969-0380
     Fax:  (214) 969-0260



BARCLAYS BANK PLC
222 Broadway
New York, NY 10038

     John Giannone
     Tel:  (212) 412-3276
     Fax:  (212) 412-7511



CAISSE NATIONALE DE CREDIT
 AGRICOLE
55 East Monroe, Suite 4700
Chicago, IL 60603

     Joseph M. Kunze
     Tel:  (312) 917-7426
     Fax:  (312) 372-3724

                                                                      SCHEDULE X
                                                                          Page 5

THE CHASE MANHATTAN BANK, N.A.
1 Chase Manhattan Plaza
New York, New York 10081

     Thomas Daniels
     Vice President
     5th Floor
     Tel:  (212) 552-1711
     Fax:  (212) 552-5189/0196


CIBC, INC.
425 Lexington Avenue
New York, NY 10017

     Elizabeth Sinnott
     Tel:  (212) 856-3768
     Fax:  (212) 856-3599/3600


CORESTATES BANK PHILADELPHIA
FC 1-1-82-29
P.O. Box 7618
Philadelphia, PA 19101-7618

     Randal Southern
     Tel:  (215) 973-3858
     Fax:  (215) 973-6745


CREDIT LYONNAIS, NEW YORK BRANCH
Credit Lyonnais Building
1301 Avenue of the Americas
New York, New York 10019

     Frederick Haddad
     Tel:  (212) 261-7870
     Fax:  (212) 459-3170

                                                                      SCHEDULE X
                                                                          Page 6



DRESDNER BANK A.G.
75 Wall Street
New York, NY 10005

     Peter Becker
     Tel: (212) 574-0202
     Fax: (212) 574-0129



FIRST INTERSTATE BANK OF TEXAS, N.A.
1445 Ross Avenue
Suite 300
Dallas, Texas 75202

     Connor Duffy
     Tel: (214) 740-1561
     Fax: (214) 740-1543



THE FIRST NATIONAL BANK OF BOSTON
100 Federal Street
Boston, MA 02110

     Carol A. Harper
     Tel: (617) 434-9086
     Fax: (617) 434-8964



THE FIRST NATIONAL BANK OF CHICAGO
Corporate Banking
One First National Plaza
Mail Suite 0088
Chicago, IL 60670

     Jeanette Ganousis
     Vice President/Senior Corporate Banker
     14th Floor, Suite 0088,
     Tel: (312) 732-6066
     Fax: (312) 732-5161

                                                                      SCHEDULE X
                                                                          Page 7



THE FUJI BANK, LTD.
2 Houston Center - Suite 2800
909 Fannin
Houston, TX 77010

     David Kelley
     Tel: (713) 650-7850
     Fax: (713) 759-0048/951-0590


THE INDUSTRIAL BANK OF JAPAN, LIMITED
245 Park Avenue
New York, New York 10167

     Karel Pravec, Jr.
     Tel: (212) 309-6568
     Fax: (212) 682-2870


KREDIETBANK N.V.
Two Midtown Plaza, #1440
1360 Peachtree Street
Atlanta, GA 30309

     Linda L. Stanley, V.P.
     Tel: (404) 876-2556
     Fax: (404) 876-3212


THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED,
 NEW YORK BRANCH
165 Broadway
49th Floor
New York, New York 10006

     Mitsuo Matsunaga, V.P.
     Tel: (212) 335-4576
     Fax: (212) 608-2371

                                                                      SCHEDULE X
                                                                          Page 8



MIDLAND BANK PLC
Merchant Banking Group
140 Broadway
New York, New York 10005-1185

     Gina Sidorsky
     Tel: (212) 658-2750
     Fax: (212) 658-2586



THE MITSUBISHI TRUST AND BANKING
 CORPORATION
520 Madison Avenue
New York, New York 10022



     Patricia Loret de Mola
     Tel: (212) 891-8454
     Fax: (212) 755-2349



NATIONSBANK OF NORTH CAROLINA, N.A.
600 Peachtree Street, N.E.
21st Floor
Atlanta, Georgia 30308-2213

     Stephen Foutch
     Assistant Vice President
     Tel: (404) 607-5547
     Fax: (404) 607-6467



NATIONAL WESTMINSTER BANK USA
175 Water Street
New York, New York 10038-4924

     Phillip Krall
     Tel: (212) 602-2665
     Fax: (212) 602-2149

                                                                      SCHEDULE X
                                                                          Page 9



THE NIPPON CREDIT BANK, LTD.
550 South Hope Street
Suite 2500
Los Angeles, CA 90071


     Barnardo Correa-Henschke
     Tel: (213) 243-5720
     Fax: (213) 892-0111


THE ROYAL BANK OF SCOTLAND plc
63 Wall Street - 16th Floor
New York, NY 10005

     David Dougan
     Tel: (212) 269-0938
     Fax: (212) 269-8929


SHAWMUT BANK CONNECTICUT, N.A.
Specialized Lending
777 Main Street
MSM397-2874
Hartford, Connecticut 06115


     Philip Walker
     Tel: (203) 986-5366
     Fax: (203) 986-4621

                                                                      SCHEDULE X
                                                                         Page 10



SOCIETE GENERALE
Trammell Crow Center
Suite 4800
2001 Ross Avenue
Dallas, TX 75201

     Christopher Speltz
     Tel: (214) 979-2777
     Fax: (214) 979-1104



SOCIETY NATIONAL BANK
127 Public Square, 6th Fl.
Cleveland, OH 44114-1306

     Janice Cook, V.P.
     Tel: (216) 689-3176
     Fax: (216) 689-4981



THE SUMITOMO BANK, LTD.
NationsBank Center
Suite 1750
700 Louisiana
Houston, TX 77002


     Tatsuo Ueda
     Tel: (713) 238-8222
     Fax: (713) 759-0020


with copy to:

     The Sumitomo Bank, Ltd.
     One World Trade Center
     Suite 9651
     New York, NY 10048


          Andrea Wei, Esq.

                                                                      SCHEDULE X
                                                                         Page 11



UNION BANK
445 South Figueroa Street
Los Angeles, CA 90071

     Patrick Cassidy
     Tel: (213) 236-4063
     Fax: (213) 236-6701


WELLS FARGO CORPORATE SERVICES
500 North Akard
3535 Lincoln Plaza
Dallas, TX 75201

     Dana Cagle
     Tel: (214) 740-2820
     Fax: (214) 740-2815

with copies to:

     WELLS FARGO BANK, N.A.
     420 Montgomery Street
     9th Floor
     San Francisco, CA 94163


          Lupie Barajas
               Tel: (415) 396-3705
               Fax: (415) 989-4319

                                                                      SCHEDULE X
                                                                         Page 12



WESTDEUTSCHE LANDESBANK GIROZENTRALE,
NEW YORK AND CAYMAN ISLANDS BRANCHES

     GENERAL NOTICES:


     1211 Avenue of the Americas
     New York, New York 10036


               Attn: Cynthia M. Niesen
               Tel: (212) 852-6168
               Fax: (212) 852-6307


     NOTICES OF BORROWING: NOTICES OF CONVERSION:

     1211 Avenue of the Americas
     New York, New York 10036

               Attn: Cheryl Wilson
               Tel: (212) 852-6000
               Fax: (212) 852-6307


     with copies to:


          Cynthia M. Niesen
               Tel: (212) 852-6168
               Fax: (212) 852-6307

                                                                       EXHIBIT A


                               NOTICE OF BORROWING


                                                           [Date]


Bankers Trust Company, as
     Administrative Agent for
     the Banks party to the
     Credit Agreement referred
     to below
130 Liberty Street
New York, New York 10006

Attention:     Kenneth A. Lang

Gentlemen:

                    The undersigned, Dr Pepper/Seven-Up Corporation (as successor by merger to Dr Pepper Company and The Seven-Up Company, the "Company"), refers to the Credit Agreement, dated as of October 20, 1992 (as amended from time to time, the "Credit Agreement", the terms defined therein being used herein as therein defined), among the Company, Dr Pepper/Seven-Up Companies, Inc., various Banks from time to time party thereto, the Managing Agents, the Co-Agents, the Lead Managers and you, as Administrative Agent for such Banks, and hereby gives you notice, irrevocably, pursuant to Section 1.03 of the Credit Agreement, that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by
Section 1.03 of the Credit Agreement:

          (i) The Business Day of the Proposed Borrowing is         , 19   . (1)

          (ii) The aggregate principal amount of the Proposed Borrowing is $   .


- -----------------------------

(1) Shall be a Business Day at least one Business Day in the case of Base Rate Loans and three Business Days in the case of Eurodollar Rate Loans, in each case, after the date hereof.

                                                                     EXHIBIT A
                                                                        Page 2


          (iii) The Proposed Borrowing is to consist of [Term Loans] [Revolving Loans].

          (iv) The Loans to be made pursuant to the Proposed Borrowing shall be initially maintained as [Base Rate Loans] [Eurodollar Rate Loans].2/

          [(v) The initial Interest Period for the Proposed Borrowing is months.]3/

          [(vi) The Proposed Borrowing of Revolving Loans shall utilize the Blocked Commitment to [repurchase or redeem Dr Pepper Preferred Stock] [make mandatory repayments of Term Loans required pursuant to Section 4.02(g) of the Credit Agreement].]4/

               The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed
Borrowing:

          (A) the representations and warranties contained in the Credit Agreement and the other Credit Documents are and will be true and correct in all material respects, before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on such date; and




____________________________
2/ Eurodollar Rate Loans may not be incurred prior to the earlier of (x) the 60th day after the Fifth Amendment Effective Date or such earlier date as may be agreed to by the Administrative Agent and (y) the Syndication Date.

3/ To be included for a Proposed Borrowing of Eurodollar Rate Loans.

4/ Include details of the terms and conditions of such proposed purchase. The Blocked Commitment may only be utilized (x) after the Initial Borrowing Date, to purchase or redeem, for cash, shares of Dr Pepper Preferred Stock (but not to pay accumulated dividends thereon in connection with such purchase) provided that the Blocked Commitment may not be used (and shall not be reduced) to the extent of the portion of the purchase price for any share of Dr Pepper Preferred Stock that exceeds $12.25, and (y) on September 1, 1994, to make mandatory repayments of Term Loans, if any, required pursuant to Section 4.02(g) of the Credit Agreement.

                                                                       EXHIBIT A
                                                                          Page 3


     (B) no Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.

                                   Very truly yours,

                                   DR PEPPER/SEVEN-UP CORPORATION


                                   By_______________________________________
                                     Title:

                                                                     EXHIBIT B-1
                                                                     -----------

                                    TERM NOTE



$__________________                                           New York, New York
                                                              ______ ____ , 1993


     FOR VALUE RECEIVED, DR PEPPER/SEVEN-UP CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of _____________________ (the "Bank"), in lawful money of the United States of America in immediately available funds, at the office of Bankers Trust Company (the "Administrative Agent") located at One Bankers Trust Plaza, New York, New York 10006 on the Final Maturity Date (as defined in the Agreement referred to below) the principal sum of _______________ DOLLARS or, if less, the then unpaid principal amount of all Term Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

     The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

     This Note is one of the Term Notes referred to in the Credit Agreement, dated as of October 20, 1992, among the Borrower, Dr Pepper/ Seven-Up Companies, Inc., various banks from time to time party thereto (including the Bank), the Managing Agents, the Co-Agents, the Lead Managers and Bankers Trust Company, as Administrative Agent (as from time to time in effect, the "Agreement"), and is entitled to the benefits thereof. This Note is secured by the Security Documents (as defined in the Agreement) and is entitled to the benefits of the Agreement and the Guaranty (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Final Maturity Date, in whole or in part.

     In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

     The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

     This Note is secured, INTER ALIA, by a Deed of Trust, dated as of December 28, 1993, and executed on December 28, 1993, by Waco Manufacturing Company, as

                                                                     EXHIBIT B-1
                                                                          Page 2



Trustor, in favor of Bankers Trust Company, as Collateral Agent, as Beneficiary, pursuant to Mo. Rev. Stat. Section 443.055 (1991).

     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                   DR PEPPER/SEVEN-UP CORPORATION


                                   By_______________________________________
                                     Title:

                                                                     EXHIBIT B-2
                                                                     -----------


                          REVOLVING NOTE



$__________                                                   New York, New York
                                                              ______ ____ , 1993


          FOR VALUE RECEIVED, DR PEPPER/SEVEN-UP CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of ____ (the "Bank"), in lawful money of the United States of America in immediately available funds, at the office of Bankers Trust Company (the "Administrative Agent") located at One Bankers Trust Plaza, New York, New York 10006 on the Revolving Loan Maturity Date (as defined in the Agreement referred to below) the principal sum of ______________ DOLLARS or, if less, the then unpaid principal amount of all Revolving Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.


          The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

          This Note is one of the Revolving Notes referred to in the Credit Agreement, dated as of October 20, 1992, among the Borrower, Dr Pepper/Seven-Up Companies, Inc., various banks from time to time party thereto (including the Bank), the Managing Agents, the Co-Agents, the Lead Managers and Bankers Trust Company, as Administrative Agent (as from time to time in effect, the "Agreement"), and is entitled to the benefits thereof. This Note is secured by the Security Documents (as defined in the Agreement) and is entitled to the benefits of the Agreement and the Guaranty (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Revolving Loan Maturity Date, in whole or in part.

          In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

          The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                                                                     EXHIBIT B-2
                                                                          Page 2


          This Note is secured, INTER ALIA, by a Deed of Trust, dated as of December 28, 1993, and executed on December 28, 1993, by Waco Manufacturing Company, as Trustor, in favor of Bankers Trust Company, as Collateral Agent, as Beneficiary, pursuant to Mo. Rev. Stat. Section 443.055 (1991).

     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.


                                        DR PEPPER/SEVEN-UP CORPORATION



                                        By_________________________________
                                          Title:

                                                                     EXHIBIT B-3
                                                                     -----------


                           SWINGLINE NOTE



$________                                                     New York, New York
                                                              ______ ____ , 1993


     FOR VALUE RECEIVED, DR PEPPER/SEVEN-UP CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of BANKERS TRUST COMPANY (the "Bank"), in lawful money of the United States of America in immediately available funds, at the office of Bankers Trust Company (the "Administrative Agent") located at One Bankers Trust Plaza, New York, New York 10006 on the Swingline Expiry Date (as defined in the Agreement referred to below) the principal sum of ___________________ or, if less, the then unpaid principal amount of all Swingline Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

     The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

     This Note is the Swingline Note referred to in the Credit Agreement, dated as of October 20, 1992, among the Borrower, Dr Pepper/Seven-Up Companies, Inc., various banks from time to time party thereto (including the Bank), the Managing Agents, the Co-Agents, the Lead Managers and Bankers Trust Company, as Administrative Agent (as from time to time in effect, the "Agreement"), and is entitled to the benefits thereof. This Note is secured by the Security Documents (as defined in the Agreement) and is entitled to the benefits of the Agreement and the Guaranty (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Swingline Expiry Date, in whole or in part.

     In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

     The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

     This Note is secured, INTER ALIA, by a Deed of Trust, dated as of December 28, 1993, and executed on December 28, 1993, by Waco Manufacturing Company, as Trustor, in favor of Bankers Trust Company, as Collateral Agent, as Beneficiary, pursuant to Mo. Rev. Stat. Section 443.055 (1991).

                                                                     EXHIBIT B-3
                                                                          Page 2



     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.


                                   DR PEPPER/SEVEN-UP CORPORATION


                                   By_______________________________________
                                     Title:

                   SUBSIDIARY PLEDGE AGREEMENT




     PLEDGE AGREEMENT (this "Agreement"), dated as of December 28, 1993, made by each of the undersigned (each, a "Pledgor" and collectively, the "Pledgors"), to BANKERS TRUST COMPANY, as Collateral Agent (the "Pledgee") for the benefit of
(x) the Banks and the Managing Agents under, and any other lenders from time to time party to, the Credit Agreement hereinafter referred to (such Banks, the Managing Agents and other lenders, if any, are hereinafter called the "Bank Creditors") and (y) if one or more Banks enter into one or more (i) interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements), (ii) foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values and/or (iii) other types of hedging agreements from time to time (collectively, the "Interest Rate Protection or Other Hedging Agreements"), with, or guaranteed by, Dr Pepper/Seven-Up Corporation (as successor by merger to Dr Pepper Company and the Seven-Up Company)(the "Borrower") or any of its Subsidiaries, any such Bank or Banks (even if any such Bank subsequently ceases to be a Bank under the Credit Agreement for any reason) so long as any such Bank participates in the extension of such Interest Rate Protection or Other Hedging Agreements and their subsequent assigns, if any (collectively, the "Other Creditors" and, together with the Bank Creditors, are hereinafter called the "Secured Creditors").
Except as otherwise defined herein, terms used herein and defined in the Credit Agreement shall be used herein as so defined.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Borrower, Dr Pepper/Seven-Up Companies, Inc., the financial institutions (the "Banks") from time to time party thereto, Bankers Trust Company, Nationsbank of North Carolina, N.A. and The Chase Manhattan Bank, N.A., as Managing Agents (together with any successor managing agent, the "Managing Agents"), the Co-Agents, the Lead Managers and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "Administrative Agent"), have entered into a Credit Agreement, dated as of October 20, 1992, providing for the making of Loans and the issuance of, and participation in, Letters of Credit as contemplated therein (as used herein, the term "Credit Agreement" means the Credit Agreement described above in this paragraph, as the same may be amended, modified, extended, renewed, replaced, restated or supplemented from time to time, and including any agreement extending the maturity of, or restructuring (including, but not limited to, the inclusion of additional borrowers thereunder that are Subsidiaries of the Borrower and whose obligations are guaranteed by each Pledgor thereunder or any increase in the amount borrowed) all or any portion of the Indebtedness under such agreement or any successor agreements;

          WHEREAS, the Borrower and its Subsidiaries may at any time and from time to time enter into, or guaranty one or more Interest Rate Protection or Other Hedging Agreements with one or more Other Creditors;

          WHEREAS, each Pledgor is a direct or indirect Subsidiary of the Borrower and, as such, will receive benefits from the above-described extensions of credit;

          WHEREAS, pursuant to the Subsidiary Guaranty, dated as of the date hereof (as amended, modified or supplemented from time to time, the "Subsidiary Guaranty"), each Pledgor has jointly and severally guaranteed to the Secured Creditors the payment when due of all obligations and liabilities of the Borrower under or with respect to the Credit Documents and one or more Interest Rate Protection or Other Hedging Agreements with one or more Other Creditors;

          WHEREAS, it is a condition to each of the above-described extensions of credit that each Pledgor shall have executed and delivered this Agreement;

          WHEREAS, each Pledgor desires to enter into this Agreement in order to satisfy the condition described in the preceding paragraph;


          NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee for the benefit of the Secured Creditors and hereby covenants and agrees with the Pledgee for the benefit of the Secured Creditors as follows:

          1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

          (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (x) the principal of and interest on the Notes issued, and Loans made, under the Credit Agreement, and all reimbursement obligations and Unpaid Drawings with respect to the Letters of Credit under the Credit Agreement and (y) all other obligations and indebtedness (including, without limitation, indemnities, Fees and interest thereon) of the Borrower or such Pledgor to the Bank Creditors now existing or hereafter incurred under, arising out of, or in connection with the Credit Agreement, the Subsidiary Guaranty (except to the extent guaranteeing obligations pursuant to the Interest Rate Protection or Other Hedging Agreements) and the other Credit Documents and the due performance and compliance by the Borrower or such Pledgor with all of the terms, conditions and agreements contained in the Credit Agreement, the Subsidiary Guaranty (except to the extent guaranteeing obligations pursuant to the Interest Rate Protection or Other Hedging Agreements) and the other Credit Documents (all such principal, interest, obligations and liabilities described in this clause (i) being herein collectively called the "Credit Agreement Obligations");

          (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities owing by the Borrower or such Pledgor to the Other Creditors under, or with respect to, any Interest Rate Protection or Other Hedging Agreement (including, without limitation, any guarantees therefor by such Assignor pursuant to the Subsidiary Guaranty), whether such Interest Rate Protection or Other Hedging Agreement is now in existence or hereafter arising, and the due performance and compliance by the Borrower or such Pledgor with all of the terms, conditions and agreements contained therein (all such obligations and liabilities described in this clause (ii) being herein collectively called the "Other Obligations");

          (iii) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral; and

          (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities referred to in clauses
     (i), (ii) and (iii) above, after an Event of Default (as such term is defined in the Security Agreement) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by such Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (iv) of this Section 1 being herein collectively called the "Obligations," it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

          2. DEFINITION OF STOCK, NOTES, SECURITIES, ETC. As used herein, (i) the term "Stock" shall mean all of the issued and outstanding shares of capital stock at any time owned by each Pledgor of any corporation and (ii) the term "Notes" shall mean (x) all promissory notes at any time issued to each Pledgor by any of its Subsidiaries or Affiliates and (y) all other promissory notes from time to time issued to, or held by, each Pledgor. As used herein, the term "Securities" shall mean all of the Stock and Notes. Each Pledgor represents and warrants, as to the stock of corporations and promissory notes owned by such Pledgor, that on the date hereof
(a) the Stock consists of the number and type of shares of the stock of the corporations as described in Part I of Annex A hereto; (b) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Part I of Annex A hereto; (c) the Notes consist of the promissory notes described in Part II of Annex A hereto; and (d) such Pledgor is the holder of record and sole beneficial owner of the Stock and the Notes and there exist no options or preemption rights in respect of any of the Stock.

          3.   PLEDGE OF SECURITIES, ETC.

          3.1. PLEDGE. To secure the Obligations and for the purposes set forth in Section 1, each Pledgor (i) hereby grants to the Pledgee a security interest in all of the Collateral, (ii) hereby pledges and deposits with the Pledgee the Securities owned by such Pledgor on the date hereof, and delivers to the Pledgee certificates therefor, duly endorsed in blank in the case of promissory notes and accompanied by undated stock powers duly executed in blank by such Pledgor (and accompanied by any transfer tax stamps required in connection with the pledge of such Securities, with signatures appropriately guaranteed to the extent required) in the case of capital stock, or such other instruments of transfer as are acceptable to the Pledgee and (iii) hereby assigns, transfers, hypothecates and sets over to the Pledgee all of such Pledgor's right, title and interest in and to such Securities (and in and to the certificates or instruments evidencing such Securities), to be held by the Pledgee, upon the terms and conditions set forth in this Agreement.

          3.2. SUBSEQUENTLY ACQUIRED SECURITIES. If any Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Securities at any time or from time to time after the date hereof, such Pledgor will promptly thereafter pledge and deposit such Securities (or certificates or instruments representing Securities) as security with the Pledgee and deliver to the Pledgee certificates or instruments therefor, duly endorsed in blank in the case of promissory notes, and accompanied by undated stock powers duly executed in blank by such Pledgor (and accompanied by any transfer tax stamps required in connection with the pledge of such Securities, with signatures appropriately guaranteed to the extent required) in the case of capital stock, or such other instruments of transfer as are acceptable to the Pledgee, and will promptly thereafter deliver to the Pledgee a certificate executed by a principal executive officer of such Pledgor describing such Securities and certifying that the same has been duly pledged with the Pledgee hereunder.

          3.3. UNCERTIFICATED SECURITIES. Notwithstanding anything to the contrary contained in Sections 3.1 and 3.2, if any Securities (whether now owned or hereafter acquired) are uncertificated securities, the respective Pledgor shall promptly notify the

Pledgee thereof, and shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 8-313 and 8-321 of the New York Uniform Commercial Code if applicable). Each Pledgor further agrees to take such actions as the Pledgee deems necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Pledgee with respect to any such pledge of uncertificated Securities promptly upon request of the Pledgee.

          3.4. DEFINITIONS OF PLEDGED STOCK: PLEDGED NOTES: PLEDGED SECURITIES AND COLLATERAL. All Stock at any time pledged or required to be pledged hereunder is hereinafter called the "Pledged Stock;" all Notes at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Notes;" all Pledged Stock and Pledged Notes together are called the "Pledged Securities;" and the Pledged Securities, together with all proceeds thereof, including any securities and moneys received and at the time held by the Pledgee hereunder, are hereinafter called the "Collateral."

          4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Securities, which may be held (in the discretion of the Pledgee) in the name of the relevant Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

          5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until there shall have occurred and be continuing an Event of Default, each Pledgor shall be entitled to vote any and all Pledged Securities owned by it, and to give consents, waivers or ratifications in respect thereof, PROVIDED that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate, result in breach of any covenant contained in, or be inconsistent with, any of the terms of this Agreement, the Credit Agreement, any other Credit Document or any Interest Rate Protection or Other Hedging Agreement, or which would have the effect of impairing the value of the Collateral or any part thereof or the position or interests of the Pledgee or any Secured Creditor. All such rights of such Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default has occurred and is continuing, and Section 7 hereof shall become applicable.

          6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until there shall have occurred and be continuing an Event of Default, all cash dividends and distributions payable in respect of the Pledged Stock and all payments in respect of the Pledged Notes shall be paid to the relevant Pledgor. The Pledgee shall be entitled to receive directly, and to retain as part of the Collateral:

          (a) all other or additional stock or securities (other than cash) paid or distributed by way of dividend or otherwise, as the case may be, in respect of the Pledged Stock;

          (b) all other or additional stock or other securities paid or distributed in respect of the Pledged Stock by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

          (c) all other or additional stock or other securities or property (excluding cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee's right to receive proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by any Pledgor contrary to the provisions of this
Section 6 and Section 7 shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

          7. REMEDIES IN CASE OF EVENTS OF DEFAULT. If there shall have occurred and be continuing an Event of Default, then and in every such case, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, any other Credit Document, any Interest Rate Protection or Other Hedging Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled to exercise all the rights and remedies of a secured party under the Uniform Commercial Code and also shall be entitled, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable:

          (a) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 to such Pledgor;

          (b) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees;

          (c) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note;

          (d) to vote all or any part of the Pledged Stock (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so); and

          (e) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by such Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, PROVIDED that at least 10 days' notice of the time and place of any such sale shall be given to the relevant Pledgor. The Pledgee shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto.

          8. REMEDIES, ETC., CUMULATIVE. Each and every right, power and remedy of the Pledgee provided for in this Agreement, the other Credit Documents, or the Interest Rate Protection or Other Hedging Agreements, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement, the other Credit Documents or the Interest Rate Protection or Other Hedging Agreements or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. No notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Pledgee or any Secured Creditor to any other or further action in any circumstances without notice or demand.

          9. APPLICATION OF PROCEEDS. All moneys collected by the Pledgee upon any sale or other disposition of the Collateral, together with all other moneys received by the Pledgee hereunder, shall be applied to the payment of the Obligations in the manner provided by Section 7.4 of the Subsidiary Security Agreement.

          10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

          11. INDEMNITY. Each Pledgor jointly and severally agrees to indemnify and hold harmless the Pledgee and each Secured Creditor and their respective successors, assigns, employees, agents and servants (individually an "Indemnitee," and collectively the "Indemnitees") from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and to reimburse each Indemnitee for all costs and expenses, including attorneys' fees, growing out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under the other Credit Documents or the Interest Rate Protection and Other Hedging Agreements. In no event shall any Indemnitee be liable for any matter or thing in connection with this Agreement other than to account for moneys actually received by it in accordance with the terms hereof. If and to the extent that the obligations of the Pledgors under this Section 11 are unenforceable for any reason, each Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

          12. FURTHER ASSURANCES; POWER-OF-ATTORNEY. (a) Each Pledgor agrees that it will join with the Pledgee in executing and, at its own expense, file and refile under the Uniform Commercial Code or other applicable law such financing statements, continuation statements and other documents in such offices as the Pledgee may deem necessary or appropriate and wherever required by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

          (b) Each Pledgor hereby appoints the Pledgee as such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in the Pledgee's discretion to take any action and to execute any instrument which the Pledgee may reasonably deem necessary or advisable to accomplish the purposes of this Agreement.

          13. THE PLEDGEE AS AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. By accepting the benefits hereof, each Secured Creditor shall be deemed to have agreed to the terms and conditions set forth in Article X of the Subsidiary Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time, which is incorporated herein by reference in its entirety; PROVIDED that all references therein to "this Agreement" shall be a reference to this Agreement, PROVIDED FURTHER that all references therein to an "Assignor" shall be a reference to a "Pledgor," and all references to 'Assignors" shall be a reference to "Pledgors" and PROVIDED FURTHER that all references therein to the "Collateral Agent" shall be a reference to the "Pledgee." The Pledgee shall act hereunder on the terms and conditions set forth in said Article X.

          14. TRANSFER BY THE PLEDGORS. No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except as may be permitted in accordance with the terms of the Credit Agreement).

          15. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS. Each Pledgor represents and warrants that (a) it is, or at the time when pledged hereunder will be, the legal, record and beneficial owner of, and has (or will have) good and marketable title to, all Securities pledged hereunder, subject to no Lien (except the Lien created by this Agreement); (b) it has full corporate power, authority and legal right to pledge all the Securities pursuant to this Agreement; (c) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law); (d) except to the extent already obtained, no consent of any other party (including, without limitation, any stockholder or creditor of such Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with (i) the execution, delivery or performance of this Agreement, (ii) the validity or enforceability of this Agreement, (iii) the perfection or enforceability of the Pledgee's security interest in the Collateral or (iv) the exercise by the Pledgee of any of its rights or remedies provided herein; (e) the execution, delivery and performance of this Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to such Pledgor, or of the Certificate of Incorporation or By-Laws of such Pledgor or of any securities issued by such Pledgor or any of its Subsidiaries, or of any mortgage, indenture, lease, loan agreement, credit agreement or other contract, agreement or instrument or undertaking to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by this Agreement; (f) all the shares of the Stock have been duly and validly issued, are fully paid and non-assessable and are subject to no options to purchase or similar rights; (g) to the best of its knowledge, each of the Pledged Notes constitutes, or when executed by the obligor thereof will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and equitable principles (regardless of whether enforcement is sought in equity or at law); and (h)the pledge, assignment and delivery of the Securities pursuant to this Agreement creates a valid and perfected first priority Lien in the Securities, and the proceeds thereof, subject to no Lien or to any agreement purporting to grant to any third party a Lien on the property or assets of such Pledgor which would include the Securities. Each Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Securities and the proceeds thereof against the claims and demands of all persons whomsoever; and each Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the Secured Creditors.

          16. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any renewal, extension, amendment or modification of or addition or supplement to or deletion from the Credit Documents, the Interest Rate Protection or Other Hedging Agreements or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument including, without limitation, this Agreement; (c) any furnishing of any additional security to the

Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (d) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Pledgor or any Subsidiary of such Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

          17. REGISTRATION, ETC. (a) If there shall have occurred and be continuing an Event of Default then, and in every such case, upon receipt by any Pledgor from the Pledgee of a written request or requests that such Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Pledged Stock, such Pledgor as soon as practicable and at its expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Stock, including, without limitation, registration under the Securities Act of 1933, as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements, PROVIDED that the Pledgee shall furnish to such Pledgor such information regarding the Pledgee as such Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance. Each Pledgor will cause the Pledgee to be kept advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars or other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify the Pledgee and all others participating in the distribution of such Pledged Stock against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Pledgor by the Pledgee expressly for use therein.

          (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Pledged Securities pursuant to Section 7, and such Pledged Securities or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Pledged Securities or part thereof by private sale in such manner and under such circumstances as Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Securities or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

          18. TERMINATION; RELEASE. (a) After the Termination Date (as defined below), this Agreement shall terminate, and the Pledgee, at the request and expense of the respective Pledgor, will execute and deliver to such Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee hereunder. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitments and all Interest Rate Protection or Other Hedging Agreements have been terminated, no Note under the Credit Agreement is outstanding (and all Loans have been repaid in full), all Letters of Credit have been terminated and all Obligations then owing have been paid in full.

          (b) Notwithstanding anything to the contrary contained above, upon the presentment of satisfactory evidence to the Pledgee in its sole discretion that all obligations evidenced by any Pledged Note have been repaid in full, and that any payments received by the respective Pledgor were permitted to be received by such Pledgor pursuant to Section 6 hereof, the Pledgee shall, upon the request and at the expense of such Pledgor, duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such Pledged Note if same is then in the possession of the Pledgee and has not theretofore been sold or otherwise applied or released pursuant to this Agreement.

          (c) In the event that any part of the Collateral is sold in connection with a sale permitted by Section 9.02 of the Credit Agreement or otherwise released at the direction of the Required Banks (or all Banks if required by Section 13.12(a)(ii) of the

Credit Agreement) and the proceeds of such sale or sales or from such release are applied in accordance with the provisions of Section 4.02 of the Credit Agreement, to the extent required to be so applied, the Pledgee, at the request and expense of the respective Pledgor, will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in the possession of the Pledgee and has not theretofore been released pursuant to this Agreement.

          (d) In the event that any Pledgor is released from its obligations pursuant to the Subsidiary Guaranty in accordance with the terms thereof, then such Pledgor shall cease to be a Pledgor hereunder and the Pledgee, at the request and expense of the respective Pledgor, will execute and deliver to such Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of the Agreement as to such Pledgor, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral pledged by such Pledgor as may be in possession of the Pledgee and has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any monies as such Pledgor at the time held by the Pledgee hereunder.

          (e) At any time that any Pledgor desires that Collateral be released as provided in the foregoing sub-section (a), (b), (c) or (d), it shall deliver to the Pledgee a certificate signed by its chief financial officer stating that the release of the respective Collateral is permitted pursuant to such subsection (a), (b), (c) or (d). If requested by the Pledgee (although the Pledgee shall have no obligation to make any such request), such Pledgor shall furnish appropriate legal opinions (from counsel acceptable to the Pledgee) to the effect set forth in the immediately preceding sentence.

          (e) The Pledgee shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it as permitted by this
Section 18.

          19. NOTICES ETC. All notices and other communications hereunder shall be in writing and shall be delivered or mailed by first class mail, postage prepaid, addressed as follows:

          (a) if to any Pledgor, at its address set forth opposite its signature below;

          (b)  if to the Pledgee, at:

                    Bankers Trust Company
                    130 Liberty Street
                    New York, New York 10006
                    Attention: Kenneth A. Lang

          (c) if to any Bank Creditor, either (x) to the Administrative Agent, at the address of the Administrative Agent specified in the Credit Agreement or
(y) at such address as such Bank Creditor shall have specified in the Credit Agreement;

          (d) if to any Other Creditor at such address as such Other Creditor shall have specified in writing to the Pledgors and the Pledgee;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

          20. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Pledgor and the Pledgee (with the written consent of the Required Banks or, to the extent required by Section 13. 12(a)(ii) of the Credit Agreement with the consent of each of the Banks); PROVIDED, HOWEVER, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors (as defined below) of such affected Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, I.E., whether (y) the Bank Creditors as holders of the Credit Agreement Obligations or (z) the Other Creditors as the holders of the Other Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to the Credit Agreement Obligations, the Required Banks and (y) with respect to the Other Obligations, the holders of 51% of all obligations outstanding from time to time under the Interest Rate Protection Agreements or Other Hedging Agreements.

          21. MISCELLANEOUS. This Agreement shall be binding upon the successors and assigns of each Pledgor and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

          22. LIMITED OBLIGATIONS. It is the desire and intent of each Pledgor, the Pledgee and the Secured Creditors that this Agreement shall be enforced against each Pledgor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If, however, and to the extent, that the obligation of any Pledgor under this Agreement shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers), then the amount of the Obligations of such Pledgor (but not the Obligations of any other Pledgor unless such other Pledgor or Pledgors are individually subject to the circumstances covered by this Section
22) shall be deemed to be reduced and the effected Pledgor shall pay the maximum amount of the Obligations which would be permissible under applicable law.

          23. ADDITIONAL PLEDGORS. It is understood and agreed that any Subsidiary of the Borrower which becomes a Subsidiary after the date hereof shall automatically become a Pledgor hereunder by executing a counterpart hereof and delivering same to the Administrative Agent.


                                     *  *  *

          IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

Address:  8144 Walnut Hill Lane         WACO MANUFACTURING COMPANY,
          Dallas, Texas 75231-4372      as a Pledgor
          Attention: Nelson A. Bangs

                                        By /s/ Nelson A. Bangs
                                           ________________________________
                                           Title: Vice President



                                        BANKERS TRUST COMPANY,
                                        as Pledgee


                                        By /s/ Mary Kay Coyle
                                           ________________________________
                                           Title: Vice President

                                                                         ANNEX A
                                                                         -------




Part I. PLEDGED STOCK



                                                                          Percentage of
                                                                      Outstanding Shares of
Name of Issuing Corporation     Type of Shares    Number of Shares        Capital Stock
- ---------------------------     --------------    ----------------       --------------
None




Part II. PLEDGED NOTES



                                                  Principal
Lender                   Borrower                   Amount
- -----                    --------                 ---------

Waco Manufacturing       Dr Pepper/Seven-Up       Evidencing
Company                  Corporation              Intercompany
                                                  Loans

                               SUBSIDIARY GUARANTY

          GUARANTY, dated as of December 28, 1993 (as amended, modified or supplemented from time to time, the "Guaranty"), made by each of the undersigned (each a "Guarantor" and collectively, the "Guarantors"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Dr Pepper/Seven-Up Corporation (as successor by merger to Dr Pepper Company and The Seven-Up Company) (the "Borrower"), Dr Pepper/Seven-Up Companies, Inc., the financial institutions (the "Banks") from time to time party thereto, Bankers Trust Company, NationsBank of North Carolina, N.A. and The Chase Manhattan Bank, N.A., as Managing Agents (together with any successor managing agent, the "Managing Agents"), the Co-Agents named therein, the Lead Managers named therein and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "Administrative Agent"), have entered into a Credit Agreement, dated as of October 20, 1992 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans and the issuance of, and participation in, Letters of Credit as contemplated therein (the Banks and the Managing Agents herein called the "Bank Creditors");

          WHEREAS, the Borrower and it Subsidiaries may from time to time be party to, or guaranty, one or more (i) interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements), (ii) foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values and/or (iii) other types of hedging agreements from time to time (collectively, the "Interest Rate Protection or Other Hedging Agreements"), with any such Bank or Banks (even if such Bank subsequently ceases to be a Bank under the Credit Agreement for any reason) so long as such Bank participates in the extension of such Interest Rate Protection or Other Hedging Agreements and their subsequent assigns, if any (collectively, the "Other Creditors" and together with the Bank Creditors, are hereinafter called the "Secured Creditors");

          WHEREAS, each Guarantor is a wholly-owned direct or indirect Subsidiary of the Borrower;

          WHEREAS, it is a condition to the making of Loans and the issuance of, and participation in, Letters of Credit under the Credit Agreement and to the Other Creditors entering into the Interest Rate Protection or Other Hedging Agreements that each Guarantor shall have executed and delivered this Guaranty; and

          WHEREAS, each Guarantor will obtain benefits from the incurrence of Loans by, and the issuance of Letters of Credit for the account of, the Borrower under the Credit Agreement and the entering into of Interest Rate Protection or Other Hedging Agreements and, accordingly, desires to execute this Guaranty in order to satisfy the conditions described in the preceding paragraph and to induce the Banks to make Loans to, and issue and participate in Letters of Credit for the account of, the Borrower and Other Creditors to enter into Interest Rate Protection or Other Hedging Agreements;


          NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Creditors and hereby covenants and agrees with each Creditor as follows:

          1. Each Guarantor, jointly and severally, irrevocably and unconditionally guarantees: (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (x) the principal of and interest on the Notes issued by, and the Loans made to, the Borrower under the Credit Agreement, and all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit issued under the Credit Agreement, and (y) all other obligations and indebtedness (including, without limitation, indemnities, Fees and interest thereon) now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement or any other Credit Document and the due performance and compliance with the terms of the Credit Documents by the Borrower (all such principal, interest, liabilities and obligations being herein collectively called the "Credit Agreement Obligations"); and (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities owing by the Borrower or any of its Subsidiaries under any Interest Rate Protection or Other Hedging Agreement, whether now in existence or hereafter arising, and the due performance and compliance by the Borrower and each of its Subsidiaries with all terms, conditions and agreements contained therein (all such obligations and liabilities being herein collectively called the "Other Obligations", and together with the Credit Agreement Obligations are herein collectively called the "Guaranteed Obligations"), provided that the maximum amount payable by each Guarantor hereunder shall at no time exceed the Maximum Amount (as hereinafter defined) of such Guarantor. As used herein, "Maximum Amount" of any Guarantor means an amount equal to 90% of the amount by which (i) the present fair saleable value of such Guarantor's assets exceeds (ii) the total liabilities of such Guarantor (including the maximum amount reasonably expected to come due in respect of contingent liabilities, other than contingent liabilities of such Guarantor hereunder), in each case determined on the Initial Borrowing Date or on the day any demand is made under this Guaranty, whichever date results in the higher Maximum Amount. Each Guarantor understands, agrees and confirms that, subject to the proviso in the second preceding sentence, the Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against such Guarantor without proceeding against the Borrower, against any security for the Guaranteed Obligations, against any other Guarantor, or against any other guarantor under any other guaranty covering the Guaranteed Obligations. All payments by each Guarantor under this Guaranty shall be made on the same basis as payments by the Borrower under Sections 4.03 and 4.04 of the Credit Agreement. This Guaranty shall constitute a guaranty of payment, and not of collection.

          2. Additionally, each Guarantor, jointly and severally, unconditionally and irrevocably, guarantees the payment of any and all Guaranteed Obligations of the Borrower to the Creditors whether or not due or payable by the Borrower upon the occurrence, in respect of the Borrower, of any of the events specified in Section 9.05 of the Credit Agreement, and unconditionally and irrevocably,jointly and severally, promises to pay such Guaranteed Obligations to the Creditors, or order, on demand, in lawful money of the United States.

          3. The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by (a) any direction as to application of payment by the Borrower or by any other party, (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the indebtedness of the Borrower, (c) any payment on or in reduction of any such other guaranty or undertaking, (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower or (e) any payment made to any Creditor on the indebtedness which any Creditor repays the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

          4. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor or the Borrower and whether or not any other Guarantor, any other guarantor of the Borrower or the Borrower be joined in any such action or actions. Each Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to each Guarantor.

          5. Each Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Administrative Agent or any other Creditor against, and any other notice to, any party liable thereon (including such Guarantor or any other guarantor of the Borrower).

          6. Any Creditor may at any time and from time to time without the consent of, or notice to, any Guarantor, without incurring responsibility to such Guarantor, without impairing or releasing the obligations of such Guarantor hereunder, upon or without any terms or conditions and in whole or in part;

          (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

          (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

          (c) exercise or refrain from exercising any rights against the Borrower or others or otherwise act or refrain from acting;

          (d) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower or any Subsidiary of the Borrower to creditors of the Borrower or such Subsidiary;

          (e) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Creditors regardless of what liabilities of the Borrower remain unpaid;

          (f) consent to or waive any breach of, or any act, omission or default under, any of the Interest Rate Protection or Other Hedging Agreements, the Credit Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Interest Rate Protection Agreements, the Credit Documents or any of such other instruments or agreements; and/or

          (g) act or fail to act in any manner referred to in this Guaranty which may deprive such Guarantor of its right to subrogation against the Borrower to recover full indemnity for any payments made pursuant to this Guaranty.

          7. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full of the Guaranteed Obligations.

          8. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for any Creditor to inquire into the capacity or powers of the Borrower or any of its Subsidiaries or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

          9. Any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated to the indebtedness of the Borrower to the Creditors; and such indebtedness of the Borrower to any Guarantor, if the Administrative Agent, after an Event of Default has occurred, so requests, shall be collected, enforced and received by such Guarantor as trustee for the Creditors and be paid over to the Creditors on account of the indebtedness of the Borrower to the Creditors, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any indebtedness of the Borrower to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination.

          10. (a) Each Guarantor waives any right (except as shall be required by applicable statute and cannot be waived) to require the Creditors to: (i) proceed against the Borrower, any other Guarantor, any other guarantor of the Borrower or any other party; (ii) proceed against or exhaust any security held from the Borrower, any other Guarantor, any other guarantor of the Borrower or any other party; or (iii) pursue any other remedy in the Creditors' power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of the Borrower, any other Guarantor, any other guarantor of the Borrower or any other party other than payment in full of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of the Borrower, any other Guarantor, any other guarantor of the Borrower or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the Guaranteed Obligations. The Creditors may, at their election, foreclose on any security held by the Administrative Agent, the Collateral Agent or the other Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Creditors may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full. Each Guarantor waives any defense arising out of any such election by the Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other party or any security.

          (b) Each Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Creditors shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks.

          (c) Except as otherwise provided in clause (d) below, each Guarantor hereby waives all rights of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code, or otherwise) to the claims of the Creditors against the Borrower and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from the borrower which it may at any time otherwise have as a result of this Guaranty. Each Guarantor hereby further waives any right to enforce any other remedy which the Creditors now have or may hereafter have against the Borrower, and any benefit of, and any right to participate in, any security or collateral given to or for the benefit of the Creditors to secure payment of the Guaranteed Obligations.

          (d) Notwithstanding the provisions of the preceding clause (c), (i) each Guarantor shall have and be entitled to (A) all rights of subrogation otherwise provided by law in respect of any payment it may make or be obligated to make under this Guaranty and (B) all claims (as defined in the Bankruptcy
Code) it would have against the Borrower in the absence of the preceding clause
(c), and to assert and enforce same, and (ii) the provisions of the preceding clause (c) shall be of no further force and effect, in each case on and after, but at no time prior to, the earlier of (I) the date (the "Subrogation Trigger Date") which is one year and one day after the date on which all the Guaranteed Obligations owing to any of the Creditors have been paid in full IF AND ONLY IF
(1) no Default or Event of Default of the type described in Section 10.05 of the Credit Agreement with respect to the Borrower has existed at any time on and after the date of this Guaranty to and including the Subrogation Trigger Date and (2) the existence of such Guarantor's rights under this clause (d) would not make such Guarantor a creditor (as defined in the Bankruptcy Code) of the Borrower in any insolvency, bankruptcy, reorganization or similar proceeding commenced on or prior to the Subrogation Trigger Date or (II) the effective date of any amendment to Title 11 of the United States Code or of any decision of the United States Supreme Court that in the sole opinion of the Administrative Agent provides, in effect, that the status of such Guarantor as an insider creditor of the Borrower will not cause transfers of an interest of the Borrower in property (including payments or grants of security interests by the Borrower) to any Creditor to be subject to avoidance as a preference for a longer period of time than if the Guaranteed Obligations of the Borrower had not been guaranteed or otherwise secured by such Guarantor or its assets.

          11. The Creditors agree that this Guaranty may be enforced only by the action of the Administrative Agent or the Collateral Agent, in each case acting upon the instructions of the Required Banks and that no Creditor shall have any right individually to seek to enforce or to enforce this Guaranty or to realize upon the security to be granted by the Security Documents, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Collateral Agent for the benefit of the Creditors upon the terms of this Guaranty and the Security Documents. The Creditors further agree that this Guaranty may not be enforced against any director, officer or employee of any Guarantor.

          12. In order to induce the Banks to make Loans to the Borrower, and issue and participate in Letters of Credit for the account of the Borrower, pursuant to the Credit Agreement, and in order to induce the Other Creditors to execute, deliver and perform the

Interest Rate Protection or Other Hedging Agreements, each Guarantor represents, warrants and covenants that:

          (a) Such Guarantor and each of its Subsidiaries (i) is a duly organized and validly existing corporation and is in good standing under the laws of the jurisdiction of its organization, and has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (ii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualifications except for failures to be so qualified which, in the aggregate, would not have a material adverse effect on the business, property, assets, nature of assets, liabilities, condition (financial or otherwise) or prospects of such Guarantor or of such Guarantor and its Subsidiaries taken as a whole.

          (b) Such Guarantor has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Guaranty and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Guaranty. Such Guarantor has duly executed and delivered this Guaranty, and this Guaranty constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law).

          (c) Neither the execution, delivery or performance by such Guarantor of this Guaranty, nor compliance by it with the terms and provisions hereof: (i) will contravene any applicable provision of any law, statute, rule or regulation, or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or (other than pursuant to the Security Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Guarantor or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, agreement or other instrument to which such Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the Certificate of Incorporation or, By-Laws of such Guarantor or any of its Subsidiaries.

          (d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Guaranty or (ii) the legality, validity, binding effect or enforceability of this Guaranty.

          (e) There are no actions, suits or proceedings pending or threatened
     (i) with respect to this Guaranty, (ii) with respect to any material Indebtedness of such Guarantor or any of its Subsidiaries or (iii) that could reasonably be expected to materially and adversely effect the business, property, assets, nature of assets, liabilities, condition (financial or otherwise) or prospects of such Guarantor or such Guarantor and its Subsidiaries taken as a whole.

          13. Each Guarantor covenants and agrees that on and after the date hereof and until the termination of the Total Commitment and all Interest Rate Protection or Other Hedging Agreements and when no Note remains outstanding and all Guaranteed Obligations have been paid in full, such Guarantor shall take, or refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Section 8 or 9 of the Credit Agreement, and so that no Event of Default, is caused by the actions of such Guarantor or any of its Subsidiaries.

          14. The Guarantors hereby jointly and severally agree to pay all reasonable out-of-pocket costs and expenses of each Creditor in connection with the enforcement of this Guaranty and any amendment, waiver or consent relating hereto (including, without limitation, the reasonable fees and disbursements of counsel employed by any of the Creditors).

          15. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Creditors and their successors and assigns to the extent permitted under the Credit Agreement.

          16. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of the Required Banks (or to the extent required by Section 13.12 of the Credit Agreement, with the written consent of each Bank) and each Guarantor affected thereby (it being understood that the addition or release of any Guarantor hereunder shall not constitute a change, waiver, discharge or termination affecting any Guarantor other than the Guarantor so added or released); PROVIDED, that any change, waiver, modification or variance affecting the rights and benefits of a single class (as defined below) of Creditors (and not all Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors (as defined below) of such Class. For the purpose of this Guaranty, the term "Class" shall mean each class of Creditors, I.E., whether (i) the Bank Creditors as holders of the Credit Agreement Obligations or (ii) the Other Creditors as holders of the Interest Rate Protection or Other Hedging Obligations. For the purpose of this Guaranty, the term "Requisite Creditors" of any Class shall mean each of (i) with respect to the Credit Agreement Obligations, the Required Banks, and (ii) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection or Other Hedging Agreements.

          17. Each Guarantor acknowledges that an executed (or conformed) copy of each of the Credit Documents has been made available to its principal executive officers and such officers are familiar with the contents thereof.

          18. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term to mean and include any "Event of Default" as defined in the Credit Agreement or any payment default under any Interest Rate Protection or Other Hedging Agreement continuing after any applicable grace period), each Creditor is hereby authorized at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Creditor to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Creditor under this Guaranty, irrespective of whether or not such Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured. Each Creditor agrees to promptly notify the relevant Guarantor after any such set off and application; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such set off and application.

          19. All notices, requests, demands or other communications pursuant hereto shall be deemed to have been duly given or made when delivered to the Person to which such notice, request, demand or other communication is required or permitted to be given or made under this Guaranty, addressed to such party at
(i) in the case of any Bank Creditor, as provided in the Credit Agreement, (ii) in the case of any Guarantor, at its address set forth opposite its signature below and (iii) in the case of any Other Creditor, at such address as such Interest Rate Protection Creditor shall have specified in writing to the Guarantor; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

          20. If claim is ever made upon any Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of
(i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or other instrument evidencing any liability of the Borrower, and such Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

          21. (A) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE CREDITORS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH GUARANTOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH GUARANTOR HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS CT CORPORATION SYSTEMS, 1633 BROADWAY, NEW YORK, NEW YORK 10019, AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, EACH GUARANTOR AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK CITY ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE AGENT FOR THE BANKS UNDER THIS AGREEMENT. EACH GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO EACH GUARANTOR AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY OF THE CREDITORS TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST EACH GUARANTOR IN ANY OTHER JURISDICTION.

          (B) EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (A) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          (C) EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY COURT OR JURISDICTION, INCLUDING WITHOUT LIMITATION THOSE REFERRED TO IN CLAUSE (A) ABOVE IN RESPECT OF THIS GUARANTY AND THE OTHER CREDIT DOCUMENTS.

          22. In the event that all of the capital stock of one or more Guarantors is sold or otherwise disposed of or liquidated in compliance with the requirements of Section 9.02 of the Credit Agreement (or such sale or other disposition has been approved in writing by the Required Banks (or all Banks if required by Section 13.12 of the Credit Agreement)) and the proceeds of such sale, disposition or liquidation are applied in accordance with the provisions of the Credit Agreement, to the extent applicable, such Guarantor shall be released from this Guaranty and this Guaranty shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect (it being understood and agreed that the sale of one or more Persons that own, directly or indirectly, all of the capital stock of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this Section 22).

          23. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Agent.

          24. (a) It is the desire and intent of each Guarantor and the Creditors that this Guaranty shall be enforced against each Guarantor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. In furtherance of the foregoing, it is noted that the obligations of each Guarantor have been limited as provided in
Section 1 hereof.

          (b) If, however, and to the extent that, the obligations of any Guarantor under this Guaranty shall be adjudicated to be invalid or unenforceable for any reason

(including, without limitation because of any applicable state or federal law relating to fraudulent conveyances or transfers), then the amount of the Guaranteed Obligations of such Guarantor (but not the Guaranteed Obligations of any other Guarantor unless such other Guarantor or Guarantors are individually subject to the circumstances covered by this Section 24) shall be deemed to be reduced and the affected Guarantor shall pay the maximum amount of the Guaranteed Obligations which would be permissible under applicable law.

          25. It is understood and agreed that any Subsidiary of the Borrower which becomes a Subsidiary after the date hereof shall automatically become a Guarantor hereunder by executing a counterpart hereof and delivering same to the Administrative Agent.

          26. All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense.


                                        *    *    *

          IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.


Address:                           WACO MANUFACTURING COMPANY


8144 Walnut Hill Lane
Dallas, Texas 75231-4372           By /s/ Nelson A. Bangs
Attn: Nelson A. Bangs                 -------------------------------------
Tel: (214) 360-7839                   Title: Vice President
Fax: (214) 360-7981


Accepted and Agreed to:

BANKERS TRUST COMPANY,
 as Administrative Agent


By /s/ Mary Kay Coyle
   -------------------------------------
  Title: Vice President

                                   SUBSIDIARY

                               SECURITY AGREEMENT


                                     between

                             CERTAIN SUBSIDIARIES OF
                         DR PEPPER/SEVEN-UP CORPORATION

                                       and

                             BANKERS TRUST COMPANY,
                               as Collateral Agent




                          Dated as of December 28, 1993

                                TABLE OF CONTENTS




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ARTICLE I      SECURITY INTEREST . . . . . . . . . . . . . . . . . . .    3

    1.1. Grant of Security Interests . . . . . . . . . . . . . . . . .    3
    1.2. Power of Attorney . . . . . . . . . . . . . . . . . . . . . .    3


ARTICLE II     GENERAL REPRESENTATIONS, WARRANTIES AND
                COVENANTS. . . . . . . . . . . . . . . . . . . . . . .    4

    2.1. Necessary Filings . . . . . . . . . . . . . . . . . . . . . .    4
    2.2. No Liens. . . . . . . . . . . . . . . . . . . . . . . . . . .    4
    2.3. Other Financing Statements. . . . . . . . . . . . . . . . . .    4
    2.4. Chief Executive Office; Records . . . . . . . . . . . . . . .    5
    2.5. Location of Inventory and Equipment . . . . . . . . . . . . .    5
    2.6. Recourse. . . . . . . . . . . . . . . . . . . . . . . . . . .    6
    2.7. Trade Names; Change of Name . . . . . . . . . . . . . . . . .    6

ARTICLE III    SPECIAL PROVISIONS CONCERNING RECEIVABLES;
                CONTRACT RIGHTS; INSTRUMENTS . . . . . . . . . . . . .    7

    3.1. Additional Representations and Warranties . . . . . . . . . .    7
    3.2. Maintenance of Records. . . . . . . . . . . . . . . . . . . .    7
    3.3. Direction to Account Debtors; Contracting Parties; etc. . . .    8
    3.4. Modification of Terms; etc. . . . . . . . . . . . . . . . . .    8
    3.5. Collection. . . . . . . . . . . . . . . . . . . . . . . . . .    8
    3.6. Instruments . . . . . . . . . . . . . . . . . . . . . . . . .    9
    3.7. Further Actions . . . . . . . . . . . . . . . . . . . . . . .    9

ARTICLE IV     SPECIAL PROVISIONS CONCERNING MARKS . . . . . . . . . .    9

    4.1. Additional Representations and Warranties . . . . . . . . . .    9
    4.2. Licenses and Assignments. . . . . . . . . . . . . . . . . . .   10
    4.3. Infringements . . . . . . . . . . . . . . . . . . . . . . . .   10
    4.4. Preservation of Marks . . . . . . . . . . . . . . . . . . . .   10



                                       (i)

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    4.5. Maintenance of Registration . . . . . . . . . . . . . . . . .   10
    4.6. Future Registered Marks . . . . . . . . . . . . . . . . . . .   11
    4.7. Remedies. . . . . . . . . . . . . . . . . . . . . . . . . . .   11

ARTICLE V      SPECIAL PROVISIONS CONCERNING PATENTS AND
                 COPYRIGHTS. . . . . . . . . . . . . . . . . . . . . .   12

    5.1. Additional Representations and Warranties . . . . . . . . . .   12
    5.2. Licenses and Assignments. . . . . . . . . . . . . . . . . . .   12
    5.3. Infringements . . . . . . . . . . . . . . . . . . . . . . . .   12
    5.4. Maintenance of Patents. . . . . . . . . . . . . . . . . . . .   12
    5.5. Prosecution of Patent Application . . . . . . . . . . . . . .   13
    5.6. Other Patents and Copyrights. . . . . . . . . . . . . . . . .   13
    5.7. Remedies. . . . . . . . . . . . . . . . . . . . . . . . . . .   13

ARTICLE VI     PROVISIONS CONCERNING ALL COLLATERAL. . . . . . . . . .   13

    6.1. Protection of Collateral Agent's Security . . . . . . . . . .   13
    6.2. Warehouse Receipts Non-negotiable . . . . . . . . . . . . . .   14
    6.3. Further Actions . . . . . . . . . . . . . . . . . . . . . . .   14
    6.4. Financing Statements. . . . . . . . . . . . . . . . . . . . .   14

ARTICLE VII    REMEDIES UPON OCCURRENCE OF EVENT OF
                DEFAULT. . . . . . . . . . . . . . . . . . . . . . . .   15

    7.1. Remedies; Obtaining the Collateral Upon Default . . . . . . .   15
    7.2. Remedies; Disposition of the Collateral. . . . . . . . . . . .   16
    7.3. Waiver of Claims. . . . . . . . . . . . . . . . . . . . . . .   17
    7.4. Application of Proceeds . . . . . . . . . . . . . . . . . . .   18
    7.5. Remedies Cumulative . . . . . . . . . . . . . . . . . . . . .   20
    7.6. Discontinuance of Proceedings . . . . . . . . . . . . . . . .   21

ARTICLE VIII   INDEMNITY . . . . . . . . . . . . . . . . . . . . . . .   21

    8.1. Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . .   21
    8.2. Indemnity Obligations Secured by Collateral; Survival . . . .   23

ARTICLE IX     DEFINITIONS . . . . . . . . . . . . . . . . . . . . . .   23

ARTICLE X      THE COLLATERAL AGENT. . . . . . . . . . . . . . . . . .   29



                                      (ii)


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    10.1.      Appointment . . . . . . . . . . . . . . . . . . . . . .   29
    10.2.      Nature of Duties. . . . . . . . . . . . . . . . . . . .   30
    10.3.      Lack of Reliance on the Collateral Agent. . . . . . . .   30
    10.4.      Certain Rights of the Collateral Agent. . . . . . . . .   31
    10.5.      Reliance. . . . . . . . . . . . . . . . . . . . . . . .   32
    10.6.      Indemnification . . . . . . . . . . . . . . . . . . . .   32
    10.7.      The Collateral Agent in its Individual Capacity . . . .   32
    10.8.      Holders . . . . . . . . . . . . . . . . . . . . . . . .   33
    10.9.      Resignation by the Collateral Agent . . . . . . . . . .   33
    10.10.     Fees and Expenses of Collateral Agent . . . . . . . . .   34

ARTICLE XI     MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . .   34

    11.1.      Notices . . . . . . . . . . . . . . . . . . . . . . . .   34
    11.2.      Waiver; Amendment . . . . . . . . . . . . . . . . . . .   35
    11.3.      Obligations Absolute. . . . . . . . . . . . . . . . . .   35
    11.4.      Successors and Assigns. . . . . . . . . . . . . . . . .   36
    11.5.      Headings Descriptive. . . . . . . . . . . . . . . . . .   36
    11.6.      Severability. . . . . . . . . . . . . . . . . . . . . .   36
    11.7.      Governing Law . . . . . . . . . . . . . . . . . . . . .   36
    11.8.      Assignors' Duties . . . . . . . . . . . . . . . . . . .   36
    11.9.      Termination; Release. . . . . . . . . . . . . . . . . .   37
    11.10.     Counterparts. . . . . . . . . . . . . . . . . . . . . .   38
    11.11.     Limited Obligations . . . . . . . . . . . . . . . . . .   38
    11.12      Additional Assignors. . . . . . . . . . . . . . . . . .   38

ANNEX A        Schedule of Permitted Filings
ANNEX B        Schedule of Chief Executive Offices and Record Locations
ANNEX C        Schedule of Inventory and Equipment Locations
ANNEX D        Schedule of Trade, Fictitious and Other Names
ANNEX E        Schedule of Marks
ANNEX F        Schedule of License Agreements and Assignments
ANNEX G        Schedule of Patents and Applications
ANNEX H        Schedule of Copyrights and Applications



                                      (iii)

                          SUBSIDIARY SECURITY AGREEMENT


          SECURITY AGREEMENT, dated as of December 28, 1993 (the "Agreement"), among each Subsidiary of DR PEPPER/SEVEN-UP CORPORATION, a Delaware corporation (as successor by merger to Dr Pepper Company and The Seven-Up Company) (the "Borrower"), whose name appears on the signature pages hereto (each an "Assignor" and collectively, the "Assignors") and BANKERS TRUST COMPANY, as Collateral Agent (the "Collateral Agent") for the benefit of (x) the Banks and the Managing Agents under, and any other lenders from time to time party to, the Credit Agreement hereinafter referred to (such Banks, the Managing Agents and other lenders, if any, are hereinafter called the "Bank Creditors") and (y) if one or more Banks enter into one or more (i) interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements), (ii) foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values and/or (iii) other types of hedging agreements from time to time (collectively, the "Interest Rate Protection or Other Hedging Agreements") with, or guaranteed by, the Borrower or any of its Subsidiaries, any such Bank or Banks (even if any such Bank subsequently ceases to be a Bank under the Credit Agreement for any reason) so long as any such Bank participates in the extension of such Interest Rate Protection or Other Hedging Agreements and their subsequent assigns, if any (collectively, the "Other Creditors" and, together with the Bank Creditors, are hereinafter called the "Secured Creditors"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement shall be used herein as so defined.


                      W I T N E S S E T H:
                      - - - - - - - - - -


          WHEREAS, the Borrower, Dr Pepper/Seven-Up Companies, Inc., the financial institutions (the "Banks") from time to time party thereto, Bankers Trust Company, Nationsbank of North Carolina, N.A. and The Chase Manhattan Bank, N.A., as Managing Agents (together with any successor managing agent, the "Managing Agents"), the Co-Agents named therein, the Lead Managers named therein and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "Administrative Agent"), have entered into a Credit Agreement, dated as of October 20, 1992, providing for the making of Loans and the issuance of, and participation in, Letters of Credit as contemplated therein (as used herein, the term "Credit Agreement" means the Credit Agreement described above in this paragraph, as the same may be amended, modified, extended, renewed, replaced, restated or supplemented from time to time, and including any agreement extending the maturity of, or restructuring (including, but not limited to, the inclusion of additional borrowers thereunder that are Subsidiaries of the Assignor and whose obligations are guaranteed by the Assignor thereunder or any increase in the amount borrowed) all or any portion of the Indebtedness under such agreement or any successor agreements;

          WHEREAS, the Borrower and its Subsidiaries may at any time and from time to time enter into, or guaranty, one or more Interest Rate Protection or Other Hedging Agreements with one or more Other Creditors;

          WHEREAS, each Assignor is a direct or indirect Wholly-Owned Subsidiary of the Borrower and, as such, will receive benefits from the above-described extensions of credit;

          WHEREAS, each Assignor has entered into a guaranty dated as of the date hereof (the "Subsidiary Guaranty") pursuant to which each such Assignor has unconditionally guaranteed any and all obligations and liabilities of the Borrower under, or with respect to, the Credit Documents and the Interest Rate Protection or Other Hedging Agreements;

          WHEREAS, it is a condition to each of the above-described extensions of credit that each Assignor shall have executed and delivered this Agreement;

          WHEREAS, each Assignor desires to enter into this Agreement in order the satisfy the condition described in the preceding paragraph;


          NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Assignor, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties to the Collateral Agent for the benefit of the Secured Creditors and hereby covenants and agrees with the Collateral Agent for the benefit of the Secured Creditors as follows:


                                    ARTICLE I


                               SECURITY INTERESTS


          1. 1. GRANT OF SECURITY INTERESTS. (a) As security for the prompt and complete payment and performance when due of all of the Obligations, each Assignor does hereby sell, assign and transfer unto the Collateral Agent, and does hereby grant to the Collateral Agent for the benefit of the Secured Creditors, a continuing security interest of first priority (subject to Liens evidenced by Permitted Filings and other Liens permitted under Section

9.01 of the Credit Agreement) in, all of the right, title and interest of such Assignor in, to and under all of the following, whether now existing or hereafter from time to time acquired: (i) each and every Receivable, (ii) all Contracts, together with all Contract Rights arising thereunder, (iii) all Inventory, (iv) the Cash Collateral Account established for such Assignor and all monies, securities and instruments deposited or required to be deposited in such Cash Collateral Account, (v) all Equipment, (vi) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of such Assignor symbolized by the Marks, (vii) all Patents and Copyrights, and all reissues, renewals or extensions thereof, (viii) all computer programs of such Assignor and all intellectual property rights therein and all other proprietary information of such Assignor, including, but not limited to, Trade Secrets, (ix) all other Goods, General Intangibles, Chattel Paper, Documents and Instruments (other than the Pledged Securities), and (x) all Proceeds and products of any and all of the foregoing (all of the above, collectively, the "Collateral").

          (b) The security interests of the Collateral Agent under this Agreement extend to all Collateral of the kind which is the subject of this Agreement which any Assignor may acquire at any time during the continuation of this Agreement.

          1.2. POWER OF ATTORNEY. Each Assignor hereby constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Assignor or otherwise), in the Collateral Agent's discretion, to take any action and to execute any instrument which the Collateral Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, which appointment as attorney's is coupled with an interest.


                                   ARTICLE II

                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

          Each Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

          2.1. NECESSARY FILINGS. All filings, registrations and recordings necessary or appropriate to create, preserve, protect and perfect the security interest granted by such Assignor to the Collateral Agent hereby in respect of the Collateral have been or shall have been accomplished and the security interest granted to the Collateral Agent pursuant to this Agreement in and to the Collateral constitutes or shall constitute a perfected security interest therein prior to the rights of all other Persons therein and subject to no other Liens (except that the Collateral may be subject to the security interests evidenced by the financing statements disclosed on Annex A hereto, but only to the respective date, if any, set forth on Annex A (the "Permitted Filings") and to any other Liens permitted under Section 9.01 of the Credit Agreement) and is or shall be entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests.

          2.2. NO LIENS. Such Assignor is, and as to Collateral acquired by it from time to time after the date hereof such Assignor will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Liens created hereby, Liens permitted under Section 9.01 of the Credit Agreement or evidenced by the Permitted Filings), and such Assignor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent.

          2.3. OTHER FINANCING STATEMENTS. As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) on file or of record in any relevant jurisdiction covering or purporting to cover any interest of any kind in the Collateral except as disclosed in Annex A hereto and so long as the Total Commitments have not been terminated or any Letter of Credit or Note remains outstanding or any of the Obligations remain unpaid or any Interest Rate Protection or Other Hedging Agreement remains in effect or any obligations are owed with respect thereto, such Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Assignor.

          2.4. CHIEF EXECUTIVE OFFICE: RECORDS. The chief executive office of such Assignor is located at the address set forth for each such Assignor on Part I of Annex B hereto. Such Assignor will not move its chief executive office except to such new location as such Assignor may establish in accordance with the last sentence of this Section 2.4. The originals of all documents evidencing all Receivables and Contract Rights and Trade Secrets of such Assignor and the only original books of account and records of such Assignor relating thereto are, and will continue to be, kept at such chief executive office, at such other locations shown on Part II of Annex B hereto or at such new locations as such Assignor may establish in accordance with the last sentence of this Section 2.4. All Receivables and Contract Rights of such Assignor are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, the office locations described above. Such Assignor shall not establish new locations for such offices until (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, (ii) with respect to such new location, it shall have taken all action to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect and (iii) at the request of the Collateral Agent, it shall have furnished an opinion of counsel acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby.

          2.5. LOCATION OF INVENTORY AND EQUIPMENT. All Inventory and Equipment held on the date hereof by such Assignor is located at one of the locations shown on Annex C hereto. Such Assignor agrees that all Inventory and all Equipment now held or subsequently acquired by it shall be kept at (or shall be in transport to) any one of the locations shown on Annex C hereto, or such new location as such Assignor may establish in accordance with the last sentence of this Section 2.5. Such Assignor may establish a new location for Inventory and Equipment only if (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, (ii) with respect to such new location, as promptly as practicable and in no event later than 30 days after the establishment thereof, it shall have taken all action to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect and (iii) at the request of the Collateral Agent, it shall have furnished an opinion of counsel acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and all other actions (including. without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby.

          2.6. RECOURSE. This Agreement is made with full recourse to such Assignor and pursuant to and upon all the warranties, representations, covenants, and agreements on the part of such Assignor contained herein, in the other Credit Documents, in the Interest Rate Protection or Other Hedging Agreements and otherwise in writing in connection herewith or therewith.

          2.7. TRADE NAMES; CHANGE OF NAME. Such Assignor does not have or operate in any jurisdiction under, or in the preceding 12 months has not had or has not operated in any jurisdiction under, any trade names, fictitious names or other names (including, without limitation, any names of divisions or operations) except its legal name and such other trade, fictitious or other names as are listed on Annex D hereto. Such Assignor shall not change its legal name or assume or operate in any jurisdiction under any trade, fictitious or other name except those names listed on Annex D hereto and new names (including, without limitation, any names of divisions or operations) established in accordance with the last sentence of this Section 2.7. Such Assignor shall not assume or operate in any jurisdiction under any new trade, fictitious or other name until (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new name and the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Collateral Agent may reasonably request, (ii) with respect to such new name, it shall have taken all action to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect and (iii) at the request of the Collateral Agent, it shall have furnished an opinion of counsel acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby.


                           ARTICLE III


                  SPECIAL PROVISIONS CONCERNING
            RECEIVABLES; CONTRACT RIGHTS; INSTRUMENTS


          3.1. ADDITIONAL REPRESENTATIONS AND WARRANTIES. As of the time when each of its Receivables arises, each Assignor shall be deemed to have represented and warranted that such Receivable, and all records, papers and documents relating thereto (if any) are genuine and in all respects what they purport to be, and that all papers and documents (if any) relating thereto
(i) will represent the genuine, legal, valid and binding obligation of the account debtor evidencing indebtedness unpaid and owed by the respective account debtor arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein, or both, (ii) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for general accounting purposes),
(iii) will evidence true and valid obligations, enforceable in accordance with their respective terms and (iv) will be in compliance and will conform in all material respects with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction.

          3.2. MAINTENANCE OF RECORDS. Each Assignor will keep and maintain at its own and expense satisfactory and complete records of its Receivables and Contracts cost including, but not limited to, the originals of all documentation (including each Contract) with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and such Assignor will make the same available on such Assignor's premises to the Collateral Agent for inspection, at such Assignor's own cost and expense, at any and all reasonable times upon demand. Upon the occurrence and during the continuance of an Event of Default and upon the request of the Collateral Agent, each Assignor shall, at its own cost and expense, deliver all tangible evidence of its Receivables and Contract Rights (including, without limitation, all documents evidencing the Receivables and all Contracts) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Assignor). If the Collateral Agent so directs, each Assignor shall legend, in form and manner reasonably satisfactory to the Collateral Agent, the Receivables and the Contracts, as well as books, records and documents of such Assignor evidencing or pertaining to such Receivables and Contracts with an appropriate reference to the fact that such Receivables and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

          3.3. DIRECTION TO ACCOUNT DEBTORS; CONTRACTING PARTIES; ETC. Upon the occurrence and during the continuance of an Event of Default, and if the Collateral Agent so directs any Assignor, such Assignor agrees (x) to cause all payments on account of the Receivables and Contracts to be made directly to the Cash Collateral Account established for such Assignor, (y) that the Collateral Agent may, at its option, directly notify the obligors with respect to any Receivables and/or under any Contracts to make payments with respect thereto as provided in preceding clause (x) and (y) that the Collateral Agent may enforce collection of any such Receivables and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent that such Assignor might have done. Without notice to or assent by any Assignor, the Collateral Agent may apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account in the manner provided in
Section 7.4 of this Agreement. The costs and expenses (including attorneys' fees) of collection, whether incurred by such Assignor or the Collateral Agent, shall be borne by such Assignor.

          3.4. MODIFICATION OF TERMS; ETC. No Assignor shall rescind or cancel any indebtedness evidenced by any' Receivable or under any Contract, or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or Contract, or interest therein, without the prior written consent of the Collateral Agent, except as permitted by Section 3.5. Each Assignor will duly fulfill all obligations on its part to be fulfilled under or in connection with the Receivables and Contracts and will do nothing to impair the rights of the Collateral Agent in the Receivables or Contracts.

          3.5. COLLECTION. Each Assignor shall endeavor to cause to be collected from the account debtor named in each of its Receivables or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Receivable or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable or under such Contract, except that, prior to the occurrence of an Event of Default, each Assignor may allow in the ordinary course of business as adjustments to amounts owing under its Receivables and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Assignor finds appropriate in accordance with sound business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services. The costs and expenses (including, without limitation, attorneys' fees) of collection, whether incurred by such Assignor or the Collateral Agent, shall be borne by such Assignor.

          3.6. INSTRUMENTS. If an Assignor owns or acquires any Instrument constituting Collateral, such Assignor will within ten days notify the Collateral Agent thereof, and upon request by the Collateral Agent will promptly deliver such Instrument to the Collateral Agent appropriately endorsed to the order of the Collateral Agent as further security hereunder.

          3.7. FURTHER ACTIONS. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to its Receivables, Contracts, Instruments and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably require.


                           ARTICLE IV

               SPECIAL PROVISIONS CONCERNING MARKS

          4.1. ADDITIONAL REPRESENTATIONS AND WARRANTIES. Each Assignor represents and warrants that it is the true and lawful exclusive owner of the Marks listed in Annex E hereto and that said listed Marks include all the United States federal registrations or applications registered in the United States Patent and Trademark Office and elsewhere throughout the world that such Assignor now owns in connection with its business worldwide. Each Assignor represents and warrants that it owns or is licensed to use all Marks that it uses. Each Assignor further warrants that it is aware of no third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any Mark. Each Assignor represents and warrants that it is the owner of record of all United States and foreign trademark registrations and applications listed in Annex E hereto and that said registrations are valid, subsisting. have not been canceled and that such Assignor is not aware of any third-party claim that any of said registrations is invalid or unenforceable. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office or any equivalent foreign government agency or office world-wide in order to effect an absolute assignment of all right, title and interest in each Mark and associated goodwill, and record the same.

          4.2. LICENSES AND ASSIGNMENTS. Other than the license agreements listed on Annex F hereto and any extensions or renewals thereof, each Assignor hereby agrees not to divest itself of any right under any Mark absent prior written approval of the Collateral Agent.

          4.3. INFRINGEMENTS. Each Assignor agrees, promptly upon learning thereof, to notify the Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who, in any material respect, may be infringing or otherwise violating any of such Assignor's rights in and to any Significant Mark, or with respect to any party claiming that such Assignor's use of any Significant Mark violates in any material respect any property right of that party. Each Assignor further agrees, unless otherwise agreed by the Collateral Agent, diligently to prosecute any Person infringing, in any material respect, any Significant Mark.

          4.4. PRESERVATION OF MARKS. Each Assignor agrees to use its Significant Marks in interstate or foreign commerce during the time in which this Agreement is in effect, sufficiently to preserve such Marks as trademarks or service marks registered under the laws of the United States.

          4.5. MAINTENANCE OF REGISTRATION. Each Assignor shall, at its own expense, diligently process all documents required by the Trademark Act of 1946, 15 U.S.C. Sections 1051 ET SEQ. to maintain trademark registration, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its Significant Marks pursuant to 15 U.S.C. Sections 1058(a), 1059 and 1065, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Collateral Agent. Each Assignor agrees to notify the Collateral Agent (i) eight (8) months prior to the dates on which the affidavits of use or the applications for renewal registration are due with respect to any Significant Mark of the date that such affidavits of use or renewal registrations are due, and (ii) thirty days prior to such date that any such affidavit of use or renewal registration is due, that such affidavits of use or the renewal is being processed or that such Mark will be abandoned.

          4.6. FUTURE REGISTERED MARKS. If any Mark registration issues hereafter to any Assignor as a result of any application now or hereafter pending before the United States Patent and Trademark Office, or any equivalent foreign government agency or office elsewhere in the world within thirty (30) days of receipt of such certificate such Assignor shall deliver a copy of such certificate, and a grant of security in such mark to the Collateral Agent, confirming the grant thereof hereunder, the form of such confirmatory grant to be substantially the same as the form hereof.

          4.7. REMEDIES. If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the applicable Assignor, take any or all of the following actions: (i) declare the entire right, title and interest such the Assignor in and to each of the Marks, together with all trademark rights and rights of protection to the same, vested, in which event such rights, title and interest shall immediately vest, in the Collateral Agent for the benefit of the Secured Creditors, in which case the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 4.1 to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency; (ii) take and use or sell the Marks and the goodwill of such Assignor's business symbolized by the Marks and the right to carry on the business and use the assets of such Assignor in connection with which the Marks have been used; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from using the Marks in any manner whatsoever, directly or indirectly, and, if requested by the Collateral Agent, change such Assignor's corporate name to eliminate therefrom any use of any Mark and execute such other and further documents that the Collateral Agent may request to further confirm this and to transfer ownership of the Marks and registrations and any pending trademark application in the United States Patent and Trademark Office or any equivalent government agency or office in any foreign jurisdiction to the Collateral Agent. By its execution of this Agreement, each Assignor hereby agrees that if an Event of Default shall occur and be continuing and at the Collateral Agent's written request, that it will refrain from using the Marks in any manner whatsoever, directly or indirectly, and, if requested by the Collateral Agent, it will change its corporate name to eliminate therefrom any use of any Mark and execute such other and further documents that the Collateral Agent may request to further confirm this.



                            ARTICLE V

                  SPECIAL PROVISIONS CONCERNING
                     PATENTS AND COPYRIGHTS

          5.1. ADDITIONAL REPRESENTATIONS AND WARRANTIES. Each Assignor represents and warrants that it is the true and lawful exclusive owner of all rights in the Patents listed in Annex G hereto and in the Copyrights listed in Annex H hereto, that said Patents include all the United States patents and applications for United States patents that such Assignor now owns and that said Copyrights constitute all the United States copyrights registered with the United States Copyright Office and applications for United States copyrights that such Assignor now owns. Each Assignor represents and warrants that it owns or is licensed to practice under all Patents and Copyrights that it now uses or practices under. Each Assignor further warrants that it is aware of no third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any patent or any copyright. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of any Event of Default, any document which may be required by the United States Patent and Trademark Office or the United States Copyright Office in order to effect an absolute assignment of all right, title and interest in each Patent and Copyright, and record the same.

          5.2. LICENSES AND ASSIGNMENTS. Other than the license agreements listed on Annex F hereto and any extensions or renewals thereof, each Assignor hereby agrees not to divest itself of any right under any Patent or Copyright absent prior written approval of the Collateral Agent.

          5.3. INFRINGEMENTS. Each Assignor agrees, promptly upon learning thereof, to furnish the Collateral Agent in writing with all pertinent information available to such Assignor with respect to any material infringement or other material violation of such Assignor's rights in any significant Patent or Copyright, or with respect to any claim that practice of any significant Patent or Copyright materially violates any property right of that party. Each Assignor further agrees, absent direction of the Collateral Agent to the contrary, diligently to prosecute any Person infringing, in any material respect, any significant Patent or Copyright.

          5.4. MAINTENANCE OF PATENTS. At its own expense, each Assignor shall make timely payment of all post-issuance fees required pursuant to 35 U.S.C.
Section 41 to maintain in force rights under each Patent.

          5.5. PROSECUTION OF PATENT APPLICATION. At its own expense, each Assignor shall diligently prosecute all applications for United States patents listed in Annex G hereto and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies, absent written consent of the Collateral Agent.

          5.6. OTHER PATENTS AND COPYRIGHTS. Within 30 days of acquisition of a United States Patent or Copyright, or of filing of an application for a United States Patent or Copyright, the respective Assignor shall deliver to the Collateral Agent a copy of said Patent or Copyright or such application, as the case may be, with a grant of security as to such Patent or Copyright, as the case may be, confirming the grant thereof hereunder, the form of such confirmatory grant to be substantially the same as the form hereof.

          5.7. REMEDIES. If an Event of Default shall occur and be continuing, the Collateral Agent may by written notice to the applicable Assignor, take any or all of the following actions: (i) declare the entire right, title, and interest of such Assignor in each of the Patents and Copyrights vested, in which event such right, title, and interest shall immediately vest in the Collateral Agent for the benefit of the Secured Creditors, in which case the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section
5.1 to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency; (ii) take and practice or sell the Patents and Copyrights; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from practicing the Patents and Copyrights directly or indirectly, and such Assignor shall execute such other and further documents as the Collateral Agent may request further to confirm this and to transfer ownership of the Patents and Copyrights to the Collateral Agent for the benefit of the Secured Creditors.


                           ARTICLE VI

              PROVISIONS CONCERNING ALL COLLATERAL

          6.1. PROTECTION OF COLLATERAL AGENT'S SECURITY. Each Assignor will do nothing to impair the rights of the Collateral Agent in the Collateral. Each Assignor will at all times keep its Inventory and Equipment insured in favor of the Collateral Agent, at such Assignor's own expense to the extent and in the manner provided in the Credit Agreement; all policies or certificates (or certified copies thereof) with respect to such insurance (and any other insurance maintained by such Assignor) (i) shall be endorsed to the Collateral Agent's satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as loss payee), (ii) shall state that such insurance policies shall not be canceled or revised without 30 days' prior written notice thereof by the insurer to the Collateral Agent, (iii) shall provide that the respective insurers irrevocably waive any and all rights of subrogation with respect to the Collateral Agent and the Secured Creditors and
(iv) shall be deposited with the Collateral Agent. If an Assignor shall fail to insure its Inventory and Equipment in accordance with the preceding sentence, or if an Assignor shall fail to so endorse and deposit all policies or certificates with respect thereto, the Collateral Agent shall have the right (but shall be under no obligation) to procure such insurance and such Assignor agrees to reimburse the Collateral Agent for all costs and expenses of procuring such insurance. The Collateral Agent may apply any proceeds of such insurance in accordance with Section 7.4. Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Assignor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Assignor.

          6.2. WAREHOUSE RECEIPTS NON-NEGOTIABLE. Each Assignor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law).

          6.3. FURTHER ACTIONS. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

          6.4. FINANCING STATEMENTS. Each Assignor agrees to execute and deliver to the Collateral Agent such financing statements, in form acceptable to the Collateral Agent, as the Collateral Agent may from time to time request or as are necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral as provided herein and the other rights and security contemplated hereby all in accordance with the Uniform Commercial Code as enacted in any and all relevant jurisdictions or any other relevant law. Each Assignor will pay any applicable filing fees, recordation taxes and related expenses. Each Assignor authorizes the Collateral Agent to file any such financing statements without the signature of such Assignor where permitted by lab.


                           ARTICLE VII

          REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

          7.1. REMEDIES; OBTAINING THE COLLATERAL UPON DEFAULT. Each Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, subject to any mandatory requirements of applicable law then in effect, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the Uniform Commercial Code in all relevant jurisdictions and may also:

          (a) personally, or by agents or attorneys, immediately retake possession of the Collateral or any part thereof, from such Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor; and

          (b) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent and may exercise any and all remedies of such Assignor in respect of such Collateral; and

          (c) withdraw all monies, securities and instruments in the Cash Collateral Account for application to the Obligations in accordance with
     Section 7.4; and

          (d) sell, assign or otherwise liquidate, or direct such Assignor to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation; and

          (e) take possession of the Collateral or any part thereof, by directing such Assignor in writing to deliver the same to the Collateral Agent at any place or places designated by the Collateral Agent, in which event such Assignor shall at its own expense:

                    (i) forthwith cause the same to be moved to the place or
               places so designated by the Collateral Agent and there delivered to the Collateral Agent, and

                    (ii) store and keep any Collateral so delivered to the
               Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 7.2, and

                    (iii) while the Collateral shall be so stored and kept,
               provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition; and

          (f) license or sublicense, whether on an exclusive or nonexclusive basis, any Marks, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Collateral Agent shall in its sole judgment determine;

     it being understood that such Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Assignor of said obligation.

          7.2. REMEDIES: DISPOSITION OF THE COLLATERAL. Any Collateral repossessed by the Collateral Agent under or pursuant to Section 7.1 and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair which the Collateral Agent shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' written notice to the relevant Assignor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of such Assignor or any nominee of such Assignor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' written notice to the relevant Assignor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Collateral Agent's option, be subject to reserve), after publication of notice of such auction not less than 10 days prior thereto in two newspapers in general circulation in the City of New York. To the extent permitted by any such requirement of law, the Collateral Agent and the Secured Creditors may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section without accountability to any Assignor. If, under mandatory requirements of applicable law, the Collateral Agent shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to any Assignor as hereinabove specified, the Collateral Agent need give such Assignor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law. Each Assignor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such sale or sales of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Assignor's expense.

          7.3. WAIVER OF CLAIMS. Except as otherwise provided in this Agreement, EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY

APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S TAKING POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH SUCH ASSIGNOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and each Assignor hereby further waives, to the extent permitted by law:

          (a) all damages occasioned by such taking of possession except any damages which are the direct result of the Collateral Agent's gross negligence or willful misconduct;

          (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder; and

          (c) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of any Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against such Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Assignor.

          7.4. APPLICATION OF PROCEEDS. (a) All moneys collected by the Collateral Agent (or, to the extent the Subsidiary Pledge Agreement or any Mortgage to which any Assignor is a party requires proceeds of Collateral under such agreement to be applied in accordance with the provisions of this Agreement, the Pledgee or Mortgagee under such other agreement) upon any sale or other disposition of the Collateral, together with all other moneys received by the Collateral Agent hereunder, shall be applied as follows:

                    (i) first, to the payment of all amounts owing the Collateral Agent (or any other Indemnitee, in the case of clause (v) referenced below) of the type described in clauses (iii), (iv) and (v) of the definition of "Obligations";

               (ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Primary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e), with each Secured Creditor receiving an amount equal to such outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share of the amount remaining to be distributed;

               (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Secondary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e), with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

               (iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iii), inclusive, and following the termination of this Agreement pursuant to Section 11.9(a) hereof, to the respective Assignor or to whomever may be lawfully entitled to receive such surplus.

          (b) For purposes of this Agreement (x) "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (y) "Primary Obligations" shall mean (i) in the case of the Credit Agreement Obligations, all principal of, and interest on, all Loans, all Unpaid Drawings theretofore made (together with all interest accrued thereon), and the aggregate Stated Amounts of all Letters of Credit issued (or deemed issued) under the Credit Agreement, and all Fees and (ii) in the case of the Other Obligations, all amounts due under the Interest Rate Protection or Other Hedging Agreements (other than indemnities, fees (including, without limitation, attorneys' fees) and similar obligations and liabilities) and (z) "Secondary Obligations" shall mean all Obligations other than Primary Obligations.

          (c) When payments to Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 7.4 only)
(i) first, to their Primary Obligations and (ii) second, to their Secondary Obligations.

          (d) Each of the Secured Creditors agrees and acknowledges that if the Bank Creditors are to receive a distribution on account of undrawn amounts with respect to Letters of Credit issued (or deemed issued) under the Credit Agreement (which shall only occur after all outstanding Loans and Unpaid Drawings with respect to such Letters of Credit have been paid in full), such amounts shall be paid to the Administrative Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Bank Creditors, as cash security for the repayment of Obligations owing to the Bank Creditors as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit, and after the application of all such cash security to the repayment of all Obligations owing to the Bank Creditors after giving effect to the termination of all such Letters of Credit, if there remains any excess cash, such excess cash shall be returned by the Administrative Agent to the Collateral Agent for distribution in accordance with Section 7.4(a) hereof.

          (e) Except as set forth in Section 7.4(d), all payments required to be made hereunder shall be made (y) if to the Bank Creditors, to the Administrative Agent under the Credit Agreement for the account of the Bank Creditors, and (z) if to the Other Creditors, to the trustee, paying agent or other similar representative (each a "Representative") for the Other Creditors or, in the absence of such a Representative, directly to the Other Creditors.

          (f) For purposes of applying payments received in accordance with this
Section 7.4, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent under the Credit Agreement and (ii) the Representative for the Other Creditors or, in the absence of such a Representative, upon the Other Creditors for a determination (which the Administrative Agent, each Representative for any Secured Creditors and the Secured Creditors agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Primary Obligations and Secondary Obligations owed to the Bank Creditors or the Other Creditors, as the case may be. Unless it has actual knowledge (including by way of written notice from a Bank Creditor or an Other Creditor) to the contrary, each Representative, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that no Secondary Obligations are outstanding. Unless it has actual knowledge (including by way of written notice from an Other Creditor) to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Interest Rate Protection or Other Hedging Agreements are in existence.

          (g) It is understood and agreed that each Assignor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the sums referred to in clauses
(i) through (iii), inclusive, of Section 7.4(a).

     7.5. REMEDIES CUMULATIVE. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given under this Agreement, the Interest Rate Protection or Other Hedging Agreements, the other Credit Documents or now or hereafter existing at law or in equity, or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise of any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy, renewal or extension of any of the Obligations and no course of dealing between each Assignor and the Collateral Agent or any holder of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. No notice to or demand on any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable expenses, including attorneys' fees, and the amounts thereof shall be included in such judgment.

     7.6. DISCONTINUANCE OF PROCEEDINGS. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Assignor, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.


                          ARTICLE VIII


                            INDEMNITY


     8.1. INDEMNITY. (a) Each Assignor hereby jointly and severally agrees to indemnify, reimburse and hold the Collateral Agent, each Secured Creditor and their respective successors, assigns, employees, agents and servants (hereinafter in this Section 8.1 referred to individually as "Indemnitee," and collectively as "Indemnities") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 8.1 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnities in any way relating to or arising out of this Agreement, any Interest Rate Protection or Other Hedging Agreement, any other Credit Document or any other document executed in connection herewith and therewith or in any other way connected with the administration of the transactions contemplated hereby and thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), any contract claim or, to the maximum extent permitted under applicable law, the violation of the laws of any country, state or other governmental body or unit, or any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage); provided that no Indemnitee shall be indemnified pursuant to this Section 8.1(a) for expenses to the extent caused by the gross negligence or willful misconduct of such Indemnitee. Each Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, such Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify such Assignor of any such assertion of which such Indemnitee has knowledge.

     (b) Without limiting the application of Section 8.1(a), each Assignor hereby jointly and severally agrees to pay, or reimburse the Collateral Agent for any and all fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

     (c) Without limiting the application of Section 8.1(a) or (b), each Assignor hereby jointly and severally agrees to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by any Assignor in this Agreement, any Interest Rate Projection or Other Hedging Agreement, any other Credit Document or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement, any Interest Rate Protection or Other Hedging Agreement or any other Credit Document.

     (d) If and to the extent that the obligations of any Assignor under this
Section 8.1 are unenforceable for any reason, such Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

     8.2. INDEMNITY OBLIGATIONS SECURED BY COLLATERAL; SURVIVAL. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Assignor contained in this Article VIII shall continue in full force and effect notwithstanding the full payment of all the Notes issued under the Credit Agreement, the termination of all Interest Rate Protection or Other Hedging Agreements and the payment of all other Obligations and notwithstanding the discharge thereof.


                           ARTICLE IX

                           DEFINITIONS

     The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

     "Administrative Agent" shall have the meaning provided in the first WHEREAS clause of this Agreement.

     "Agreement" shall mean this Security Agreement as the same may be modified, supplemented or amended from time to time in accordance with its terms.

     "Assignor" shall have the meaning provided in the first paragraph of this Agreement.

     "Bank Creditor" shall have the meaning provided in the first paragraph of this Agreement.

     "Banks" shall have the meaning provided in the first WHEREAS clause of this Agreement.

     "Cash Collateral Account" shall mean a non-interest bearing cash collateral account maintained with the Collateral Agent for the benefit of the Secured Creditors.

          "Chattel Paper" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Class" shall have the meaning provided in Section 11.2.

          "Collateral" shall have the meaning provided in Section 1.1(a) of this Agreement.

          "Collateral Agent" shall have the meaning provided in the first paragraph of this Agreement.

          "Contract Rights" shall mean all rights of any Assignor (including, without limitation, all rights to payment) under each Contract.

          "Contracts" shall mean all contracts between any Assignor and one or more additional parties (including, without limitation, (i) each partnership agreement to which such Assignor is a party and (ii) any Interest Rate Protection or Other Hedging Agreements).

          "Copyrights" shall mean any United States copyright which any Assignor now or hereafter has registered with the United States Copyright Office, as well as any application for a United States copyright registration now or hereafter made with the United States Copyright Office by any Assignor.

          "Credit Agreement" shall have the meaning provided in the first WHEREAS clause of this Agreement.

          "Credit Agreement Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

     "Default" shall mean any event which, with notice or lapse of time, or both, would constitute an Event of Default.

          "Documents" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Equipment" shall mean any "equipment," as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, movable trade fixtures and vehicles now or hereafter owned by any Assignor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

          "Event of Default" shall mean any Event of Default under, and as defined in, the Credit Agreement and shall in any event, without limitation, include any payment default on any of the Obligations after the expiration of any applicable grace period.

          "General Intangibles" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York and shall in any event include all of any Assignor's claims, rights, powers, privileges, authority, options, security interests, liens and remedies under any partnership agreement to which any Assignor is a party or with respect to any partnership of which any Assignor is a partner.

          "Goods" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Indemnitee" shall have the meaning provided in Section 8.1 of this Agreement.

          "Instrument" shall have the meaning provided in Article 9 of the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Interest Rate Protection or Other Hedging Agreements" shall have the meaning provided in the first paragraph of this Agreement.

          "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing. packaging or shipping same; in all stages of production-- from raw materials through work-in-process to finished goods -- and all products and proceeds of whatever sort and wherever located and any portion thereof which may be returned, rejected, reclaimed or repossessed by the Collateral Agent from any Assignor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor.

          "Managing Agents" shall have the meaning provided in the first WHEREAS clause of this Agreement.

          "Marks" shall mean any trademarks and service marks now held or hereafter acquired by any Assignor, which are registered in the United States Patent and Trademark Office or in any similar office or agency of the United States or any foreign country, any state thereof or any political subdivision thereof and any application for such trademarks and service marks, as well as any unregistered marks used by any Assignor in the United States and elsewhere and trade dress including logos, designs, trade names, company names, business names, fictitious business names and other business identifiers in connection with which any of these registered or unregistered marks are used in the United States or in any foreign country.

          "Obligations" shall mean with respect to each Assignor: (i) (x) the principal of and interest on the Notes issued, and Loans made, under the Credit Agreement, and all reimbursement obligations and Unpaid Drawings with respect to the Letters of Credit under the Credit Agreement and (y) all other obligations and indebtedness (including, without limitation, indemnities, Fees and interest thereon) of the Borrower or such Assignor to the Bank Creditors now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement, the Subsidiary Guaranty (except to the extent guaranteeing obligations pursuant to Interest Rate Protection or Other Hedging Agreements) and the other Credit Documents, and the due performance and compliance by the Borrower or such Assignor with all of the terms, conditions and agreements contained in the Credit Agreement, the Subsidiary Guaranty (except to the extent guaranteeing obligations pursuant to Interest Rate Protection or Other Hedging Agreements) and the other Credit Documents (all such principal, interest, obligations and liabilities being herein collectively called the "Credit Agreement Obligations"); (ii) all obligations and liabilities owing by the Borrower or such Assignor to the Other Creditors under, or with respect to, any Interest Rate Protection or Other Hedging Agreement (including, without limitation any guarantees therefor by such Assignor pursuant to the Subsidiary Guaranty), whether such Interest Rate Protection or Other Hedging Agreement is now in existence or hereafter arising, and the due performance and compliance by the Borrower or such Assignor with all of the terms, conditions and agreements contained therein (all such obligations and liabilities described in this clause
(ii) being herein collectively called the "Other Obligations"); (iii) any and all sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the Collateral; (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of such Assignor referred to in clauses (i), (ii) and (iii), after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs; and (v) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 8.1 of this Agreement. It is acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

          "Other Creditors" shall have the meaning provided in the first paragraph of this Agreement.

          "Other Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

          "Patents" shall mean any United States patent to which any Assignor now or hereafter has title or license to use, as well as any application for a United States patent now or hereafter made by any Assignor.

          "Permitted Filings" shall have the meaning provided in Section 2.1 of this Agreement.

          "Primary Obligations" shall have the meaning provided in Section 7.4(b) of this Agreement.

          "Pro Rata Share" shall have the meaning provided in Section 7.4(b) of this Agreement.

          "Proceeds" shall have the meaning provided in the Uniform Commercial Code as in effect in the State of New York on the date hereof or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or any Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Receivables" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all of such Assignor's rights to payment for goods sold or leased or services performed by such Assignor, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security' agreement, chattel paper, or other evidence of indebtedness or security, together with (i) all security pledged, assigned, hypothecated or granted to or held by such Assignor to secure the foregoing, (ii) all of any Assignor's right, title and interest in and to any goods, the sale of which gave rise thereto, (iii) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (iv) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (v) all books, records, ledger cards, and invoices relating thereto, (vi) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers,
(vii) all credit information, reports and memoranda relating thereto, and (viii) all other writings related in any way to the foregoing.

          "Representative" shall have the meaning provided in Section 7.4 of this Agreement.

          "Required Secured Creditors" shall mean (i) the Required Banks (or, to the extent required by Section 13.12 of the Credit Agreement, all of the Banks) under the Credit Agreement so long as any Credit Agreement Obligations remain outstanding and (ii) in any situation not covered by preceding clause (i), the holders of a majority of the outstanding principal amount of the Other Obligations.

          "Requisite Creditors" shall have the meaning provided in Section 11.2.

          "Secondary Obligations" shall have the meaning provided in Section 7.4(b) of this Agreement.

          "Secured Creditors" shall have the meaning provided in the first paragraph of this Agreement.

          "Significant Marks" shall mean those Marks which the parties hereto have mutually' agreed to be material to the conduct of any Assignor's business and which have been designated as a Significant Mark on Annex E hereto, and any other Mark material to any Assignor.

          "Subsidiary Guaranty" shall have the meaning provided in the fourth WHEREAS clause of this Agreement.

          "Termination Date" shall have the meaning provided in Section 11.9 of this Agreement.

          "Trade Secrets" shall mean any' know-how, technology, product formulations, procedures and product and manufacturing specifications or standards now or hereafter utilized in the manufacture, production and packaging of the beverages including without limitation beverage bases heretofore or hereafter sold under the Marks.


                            ARTICLE X

                      THE COLLATERAL AGENT


          10.1. APPOINTMENT. The Secured Creditors, by their acceptance of the benefits of this Agreement hereby irrevocably designate Bankers Trust Company, as Collateral Agent, to act as specified herein. Each Secured Creditor hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note and by the acceptance of the benefits of this Agreement shall be deemed irrevocably to authorize, the Collateral Agent to take such action on its behalf under the provisions of this Agreement and any other instruments and agreements referred to herein and to exercise such powers and to perform such duties hereunder as are specifically delegated to or required of the Collateral Agent by the terms hereof and such other powers as are reasonably incidental thereto. The Collateral Agent may perform any of its duties hereunder or thereunder by or through its authorized agents or employees.

          10.2. NATURE OF DUTIES. (a) The Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Agreement. The duties of the Collateral Agent shall be mechanical and administrative in nature; the Collateral Agent shall not have by reason of this Agreement, any other Credit Document or any Interest Rate Protection or Other Hedging Agreement a fiduciary relationship in respect of any Secured Creditor; and nothing in this Agreement, any other Credit Document or any Interest Rate Protection or Other Hedging Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Collateral Agent any obligations in respect of this Agreement except as expressly set forth herein.

          (b) The Collateral Agent shall not be responsible for insuring the Collateral or for the payment of taxes, charges or assessments or discharging of Liens upon the Collateral or otherwise as to the maintenance of the Collateral.

          (c) The Collateral Agent shall not be required to ascertain or inquire as to the performance by the Assignor of any' of the covenants or agreements contained in this Agreement, any other Credit Document or any Interest Rate Protection or Other Hedging Agreement.

          (d) The Collateral Agent shall be under no obligation or duty to take any action under this Agreement or any Credit Document if taking such action (i) would subject the Collateral Agent to a tax in any jurisdiction where it is not then subject to a tax or (ii) would require the Collateral Agent to qualify to do business in any jurisdiction where it is not then so qualified, unless the Collateral Agent receives security or indemnity satisfactory to it against such tax (or equivalent liability), or any liability resulting from such qualification, in each case as results from the taking of such action under this Agreement or (iii) would subject the Collateral Agent to in personam jurisdiction in any locations where it is not then so subject.

          (e) Notwithstanding any other provision of this Agreement, neither the Collateral Agent nor any of its officers, directors, employees, affiliates or agents shall, in its individual capacity, be personally liable for any action taken or omitted to be taken by it in accordance with this Agreement except for its own gross negligence or willful misconduct.

          10.3. LACK OF RELIANCE ON THE COLLATERAL AGENT. Independently and without reliance upon the Collateral Agent, each Secured Creditor, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of each Assignor and its Subsidiaries in connection with the making and the continuance of the Obligations and the taking or not taking of any action in connection therewith, and (ii) its own appraisal of the credit worthiness of each Assignor and its Subsidiaries, and the Collateral Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Secured Creditor with any credit or other information with respect thereto, whether coming into its possession before the extension of any Obligations or the purchase of any Notes or at any time or times thereafter. The Collateral Agent shall not be responsible in any manner whatsoever to any Secured Creditor for the correctness of any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or the security interests granted hereunder or the financial condition of each Assignor or any Subsidiary of such Assignor or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, or the financial condition of the Assignor or any Subsidiary of such Assignor, or the existence or possible existence of any Default or Event of Default. The Collateral Agent makes no representations as to the value or condition of the Collateral or any part thereof, or as to the title of any Assignor thereto or as to the security afforded by this Agreement.

          10.4. CERTAIN RIGHTS OF THE COLLATERAL AGENT. (a) No Secured Creditor shall have the right to cause the Collateral Agent to take any action with respect to the Collateral, with only the Required Secured Creditors having the right to direct the Collateral Agent to take any such action. If the Collateral Agent shall request instructions from the Required Secured Creditors with respect to any act or action (including failure to act) in connection with this Agreement, the Collateral Agent shall be entitled to refrain from such act or taking such action unless and until it shall have received instructions from the Required Secured Creditors and to the extent requested, appropriate indemnification in respect of actions to be taken, and the Collateral Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Secured Creditor shall have any right of action whatsoever against the Collateral Agent as a result of the Collateral Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Secured Creditors.

          (b) The Collateral Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the

Secured Creditors, unless such Secured Creditors shall have offered to the Collateral Agent reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

          10.5. RELIANCE. The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by the proper Person or entity, and, with respect to all legal matters pertaining to this Agreement and the other Security Documents and its duties thereunder and hereunder, upon advice of counsel selected by it.

          10.6. INDEMNIFICATION. To the extent the Collateral Agent is not reimbursed and indemnified by the Assignors under this Agreement, the Secured Creditors will reimburse and indemnify the Collateral Agent, in proportion to their respective outstanding principal amounts (including, for this purpose, the Stated Amount of outstanding Letters of Credit and any unreimbursed drawings in respect of Letters of Credit, as well as any unpaid Primary Obligations in respect of Interest Rate Protection or Other Hedging Agreements, as outstanding principal) of Obligations, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Collateral Agent in performing its duties hereunder, or in any way relating to or arising out of its actions as Collateral Agent in respect of this Agreement except for those resulting solely from the Collateral Agent's own gross negligence or willful misconduct. The indemnities set forth in this Article X shall survive the repayment of all Obligations, with the respective indemnification at such time to be based upon the outstanding principal amounts (determined as described above) of Obligations at the time of the respective occurrence upon which the claim against the Collateral Agent is based or, if same is not reasonably determinable, based upon the outstanding principal amounts (determined as described above) of Obligations as in effect immediately prior to the termination of this Agreement. The indemnities set forth in this Article X are in addition to any indemnities provided by the Banks to the Collateral Agent pursuant to the Credit Agreement, with the effect being that the Banks shall be responsible for indemnifying the Collateral Agent to the extent the Collateral Agent does not receive payments pursuant to this Section
10.6 from the Secured Creditors (although in such event, and upon the payment in full of all such amounts owing to the Collateral Agent, the respective Banks who paid same shall be subrogated to the rights of the Collateral Agent to receive payment from the Secured Creditors).

          10.7. THE COLLATERAL AGENT IN ITS INDIVIDUAL CAPACITY. With respect to its obligations as a lender under the Credit Agreement and any other Credit Documents to which the Collateral Agent is a party, and to act as agent under one or more of such Credit Documents, the Collateral Agent shall have the rights and powers specified therein and herein for a "Bank", a "Managing Agent" or an "Administrative Agent", as the case may be, and may exercise the same rights and powers as though it were not performing the duties specified herein; and the terms "Banks," "Required Banks," "holders of Notes," or any similar terms shall, unless the context clearly otherwise indicates, include the Collateral Agent in its individual capacity. The Collateral Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with any Assignor or any Affiliate or Subsidiary of such Assignor as if it were not performing the duties specified herein or in the other Credit Documents, and may accept fees and other consideration from the Assignor for services in connection with the Credit Agreement, the other Credit Documents and otherwise without having to account for the same to the Secured Creditors.

          10.8. HOLDERS. The Collateral Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Collateral Agent. Any request, authority or consent of any person or entity who, at the time of making such request or giving such authority or consent, is the holder of any Note, shall be final and conclusive and binding on any subsequent holder, transferee, assignee or endorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

          10.9. RESIGNATION BY THE COLLATERAL AGENT. (a) The Collateral Agent may resign from the performance of all of its functions and duties under this Agreement at any time by giving 15 Business Days' prior or written notice to the Assignors and the Banks. Such resignation shall take effect upon the appointment of a successor Collateral Agent pursuant to clause (b) or (c) below.

          (b) If a successor Collateral Agent shall not have been appointed within said 15 Business Day period by the Required Secured Creditors, the Collateral Agent, with the consent of the Borrower, which consent shall not be unreasonably withheld, shall then appoint a successor Collateral Agent who shall serve as Collateral Agent hereunder or thereunder until such time, if any, as the Required Secured Creditors appoint a successor Collateral Agent as provided above.

          (c) If no successor Collateral Agent has been appointed pursuant to clause (b) above by the 15th Business Day after the date of such notice of resignation was given by the Collateral Agent, as a result of a failure by the Borrower to consent to the appointment of such a successor Collateral Agent, the Required Secured Creditors shall then appoint a successor Collateral Agent who shall serve as Collateral Agent hereunder or thereunder until such time, if any, as the Required Secured Creditors appoint a successor Collateral Agent as provided above.

          10.10. FEES AND EXPENSES OF COLLATERAL AGENT. (a) Each Assignor (by its execution and delivery hereof) hereby jointly and severally agrees that it shall pay to Bankers Trust Company as Collateral Agent, such fees as have been separately agreed to in writing with Bankers Trust Company for acting as Administrative Agent and as Collateral Agent hereunder. In the event a successor Collateral Agent is at any time appointed pursuant to the preceding
Section 10.9, each Assignor hereby jointly and severally agrees to pay such successor Collateral Agent such fees for acting as such as would customarily be charged by such Collateral Agent for acting in such capacity in similar situations. Absent manifest error, the determination by a successor Collateral Agent of the fees owing to it shall be conclusive and binding upon each Assignor.

          (b) In addition, each Assignor hereby jointly and severally agrees to pay all reasonable out-of-pocket costs and expenses of the Collateral Agent in connection with this Agreement and any actions taken by the Collateral Agent hereunder, and agrees to pay all costs and expenses of the Collateral Agent in connection with the enforcement of this Agreement and the documents and instruments referred to herein (including, without limitation, reasonable fees and disbursements of counsel for the Collateral Agent).


                           ARTICLE XI


                          MISCELLANEOUS


          11.1. NOTICES. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when delivered to the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Agreement, addressed as follows:

          (a) if to any Assignor to such Assignor at its address set forth opposite its signature below;

          (b)       if to the Collateral Agent:

                    Bankers Trust Company
                    130 Liberty Street
                    New York, New York 10006
                    Attention:     Kenneth A. Lang;


          (c) if to any Bank Creditor, either (x) to the Administrative Agent, at the address of the Administrative Agent specified in the Credit Agreement or
(y) at such address as such Bank Creditor shall have specified in the Credit Agreement;

          (d) if to any Other Creditor, either (x) to the Representative for the Other Creditors, at such address as such Representative may have provided to the Assignor and the Collateral Agent from time to time, or (y) directly to the Other Creditors at such address as the Other Creditors shall have specified in writing to the Assignors and the Collateral Agent;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

          11.2. WAIVER: AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Assignor and the Collateral Agent (with the written consent of the Required Secured Creditors); PROVIDED, HOWEVER, that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors of such affected Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, I.E., whether (y) the Bank Creditors as holders of the Credit Agreement Obligations or (z) the Other Creditors as the holders of the Other Obligations: and the term "Requisite Creditors" of any Class shall mean each of (x) with respect to the Credit Agreement Obligations, the Required Banks and (y) with respect to the Other Obligations, the holders of 51% of all obligations outstanding from time to time under the Interest Rate Protection or Other Hedging Agreements.

          11.3. OBLIGATIONS ABSOLUTE. The obligations of each Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Assignor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement, any other Credit Document or any Interest Rate Protection or Other Hedging Agreement except as specifically set forth in a waiver granted pursuant to Section 11.2 hereof; or (c) any amendment to or modification of any Credit Document or any Interest Rate Protection or Other Hedging Agreement or any security for any of the Obligations; whether or not such Assignor shall have notice or knowledge of any of the foregoing.

          11.4. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon each Assignor and its respective successors and assigns and shall inure to the benefit of the Collateral Agent and each Secured Creditor and their respective successors and assigns, provided that no Assignor may transfer or assign any or all of its rights or obligations hereunder without the written consent of the Required Secured Creditors. All agreements, statements, representations and warranties made by each Assignor herein or in any certificate or other instrument delivered by such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement, the other Credit Documents and the Interest Rate Protection or Other Hedging Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

          11.5. HEADINGS DESCRIPTIVE. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

          11.6. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          11.7. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          11.8. ASSIGNORS' DUTIES. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Assignor under or with respect to any Collateral.

          11.9. TERMINATION: RELEASE. (a) After the Termination Date, this Agreement shall terminate and the Collateral Agent, at the request and expense of the respective Assignor, will execute and deliver to such Assignor a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral of such Assignor as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitments and all Interest Rate Protection or Other Hedging Agreements have been terminated, no Note under the Credit Agreement is outstanding (and all Loans have been repaid in full), all Letters of Credit have been terminated and all Obligations then owing have been paid in full.

          (b) In the event that any part of the Collateral is sold in connection with a sale permitted by Section 9.02 of the Credit Agreement or otherwise released at the direction of the Required Banks (or all Banks if required by Section 13.12(a)(ii) of the Credit Agreement) and the proceeds of such sale or sales or from such release are applied in accordance with the provisions of
Section 4.02 of the Credit Agreement, to the extent required to be so applied, the Collateral Agent, at the request and expense of the relevant Assignor, will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement.

          (c) In the event that any Assignor is released from its obligations pursuant to the Subsidiary Guaranty in accordance with the terms thereof, then such Person shall cease to be an Assignor hereunder and the Collateral Agent, at the request and expense of the respective Person will execute and deliver to such Person, a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement as to such Person, and will duly assign, transfer and deliver to such Person (without recourse and without any representation or warranty) such of the Collateral pledged by such Person as may be in possession of the Collateral Agent and has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any monies of such Person at the time held by the Collateral Agent hereunder.

          (d) At any time that any Assignor desires that the Collateral Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 11.9(a), (b) or (c), it shall deliver to the Collateral Agent a certificate signed by its chief financial officer stating that the release of the respective Collateral is permitted pursuant to Section 11.9(a), (b) or (c). If requested by the Collateral Agent (although the Collateral Agent shall have no obligation to make any such request), such Assignor shall furnish appropriate legal opinions (from counsel acceptable to the Collateral Agent) to the effect set forth in the immediately preceding sentence. The Collateral Agent shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it as permitted by this
Section 11.9.

          11.10. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Collateral Agent.

          11.11. LIMITED OBLIGATIONS. It is the desire and intent of each Assignor, the Collateral Agent and the Secured Creditors that this Agreement shall be enforced against each Assignor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If and to the extent, that the Obligations of any Assignor under this Agreement shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers), then the amount of the Obligations of such Assignor (but not the Obligations of any other Assignor unless such other Assignor or Assignors are individually subject to the circumstances covered by this Section 11.11) shall be deemed to be reduced in the affected Assignor shall pay the maximum amount of the Obligations which would be permissible under applicable law.

          11.12. ADDITIONAL ASSIGNORS. It is understood and agreed that any Subsidiary of the Borrower which becomes a Subsidiary after the date hereof shall automatically become an Assignor hereunder by executing a counterpart hereof and delivering same to the Administrative Agent.

                                     *  *  *

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.



                                        WACO MANUFACTURING COMPANY
Address:  8144 Walnut Hill Lane
          Dallas, Texas 75231-4372
          Attention: Nelson A. Bangs
                                        By /s/ Nelson A. Bangs
                                           --------------------------------
                                           Title: Vice President


                                        BANKERS TRUST COMPANY,
                                         as Collateral Agent


                                        By /s/ Mary Kay Coyle
                                           --------------------------------
                                           Title: Vice President

                                                                    ANNEX A
                                                                      to
                                                                  Subsidiary
                                                              Security Agreement
                                                              ------------------


                          SCHEDULE OF PERMITTED FILINGS
                          -----------------------------


A. WACO MANUFACTURING COMPANY

     State    Jurisdiction       Filing No.  Filing Date    Type        Secured Party       Collateral Description   Permitted Lien
     -----    ------------       ----------   ---------     ----        -------------       ----------------------   --------------

     Texas     Sec. of State         08418     4/30/93      UCC-1   St. Louis Leasing Corp.    Leased Equipment           Yes

     Texas     Sec. of State         08419     4/30/93      UCC-1   St. Louis Leasing Corp.    Leased Equipment           Yes

     Texas     Sec. of State        107903      6/1/93      UCC-1   El Camino Resources,       Leased Equipment           Yes
                                                                        Ltd.

     Texas     Sec. of State        114952     6/11/93      UCC-1   Digital Equipment Corp.    Leased Equipment           Yes

     Texas     Sec. of State        114953     6/11/93      UCC-1   Digital Equipment Corp.    Leased Equipment           Yes

     Texas     Sec. of State        122996     6/23/93      UCC-1   Xerox Corporation          Leased Equipment           Yes

     Texas     Sec. of State        248570    12/23/92      UCC-1   Xerox Corporation          Leased Equipment           Yes

     Texas     Sec. of State        248579    12/23/92      UCC-1   Xerox Corporation          Leased Equipment           Yes



Permitted Filings set forth on Annex A to the Security Agreement between Dr Pepper/Seven-Up Corporation and Bankers Trust Company, as Collateral Agent, dated as of December 28, 1993, which relate to assets transferred pursuant to the Asset Transfer (as defined in the Credit Agreement).

                                                                    ANNEX B
                                                                      to
                                                                  Subsidiary
                                                              Security Agreement
                                                              ------------------

            SCHEDULE OF CHIEF EXECUTIVE OFFICES AND RECORD LOCATIONS
            ---------------------------------------------------------


A.   WACO MANUFACTURING COMPANY


     A.   CHIEF EXECUTIVE OFFICES


     Location                                     County
     --------                                     ------

8144 Walnut Hill Lane                             Dallas
Dallas, Texas 75231-4372



     B.   RECORD LOCATIONS


     Location                                     County
     --------                                     ------

8900 Page Avenue                                  St. Louis
St. Louis, Missouri 63114

                                                                   ANNEX C
                                                                      to
                                                                  Subsidiary
                                                              Security Agreement
                                                              ------------------


                  SCHEDULE OF INVENTORY AND EQUIPMENT LOCATIONS


A.   WACO MANUFACTURING COMPANY


ADDRESS                            STATE               COUNTY
- -------                            -----               ------
Product & Technical Center         Missouri            St. Louis
8900 Page Avenue
St. Louis, Missouri 63114

Bender Warehouse                   Nevada              Washoe
360 Parr Circle
Reno, Nevada 89512

Sea Breeze Fruit Flavors Inc.      New Jersey          Morris
441 Route 202
Towaco, New Jersey 07082

                                                                   ANNEX D
                                                                      to
                                                                  Subsidiary
                                                              Security Agreement
                                                              ------------------


                  SCHEDULE OF TRADE. FICTITIOUS AND OTHER NAMES


A.   WACO MANUFACTURING COMPANY

     None

                                                                   ANNEX E
                                                                      to
                                                                  Subsidiary
                                                              Security Agreement
                                                              ------------------

                                SCHEDULE OF MARKS


A.   WACO MANUFACTURING COMPANY

     None

                                                                   ANNEX F
                                                                      to
                                                                  Subsidiary
                                                              Security Agreement
                                                              ------------------


                 SCHEDULE OF LICENSE AGREEMENTS AND ASSIGNMENTS



A.   WACO MANUFACTURING COMPANY



Company                            Subject
- -------                            -------

Welch Foods Inc.                   Master License Agreement dated February 10,
                                   1988


Big Red Inc.                       Master License Agreement dated February 25,
                                   1988


The Nutrasweet Company             Supply Agreement dated January 5, 1993


Delta Woodside Industries Inc.,    Master License Agreement dated April 1, 1991
as successor to Nautilus
Acquisition Corporation


Cadbury Beverages Inc.             Extract Production Agreement dated April 24,
                                   1992

Joseph E. Seagram & Sons, Inc.     Concentrate Production Agreement dated
                                   August __, 1993 (Unexecuted)

                                                                  ANNEX G
                                                                     to
                                                                  Subsidiary
                                                              Security Agreement
                                                              ------------------


                      SCHEDULE OF PATENTS AND APPLICATIONS


A.   WACO MANUFACTURING COMPANY


Patent Number  Date Issued
(Application)  (Applied)
- -------------  -----------
None

                                                                  ANNEX H
                                                                      to
                                                                  Subsidiary
                                                              Security Agreement
                                                              ------------------

                     SCHEDULE OF COPYRIGHTS AND APPLICATIONS



A.   WACO MANUFACTURING COMPANY

     None

                                                                               C

                                                                    ANNEX C-1
                                                                       to
                                                                 FIFTH AMENDMENT





               OPINION OF SPECIAL NEW YORK COUNSEL TO THE COMPANY

                             WEIL, GOTSHAL & MANGES
                A PARTNERSHIP INCLUDING PROFESSIONAL CORPORATIONS

                   767 FIFTH AVENUE-NEW YORK, N.Y. 10153-0119

                                 (212) 310-8000
                               FAX: (212) 310-8007

                                  CABLE: WEGOMA

                              TELEX: 423144 WGM UI



                                     DALLAS

                                     HOUSTON

                                   MENLO PARK
                                (SILICON VALLEY)

                                      MIAMI

                                WASHINGTON, D.C.



                                    BRUSSELS

                                    BUDAPEST

                                     LONDON

                                     PRAGUE

                                     WARSAW




WRITER'S DIRECT LINE               December 28, 1993


To each of the Managing Agents and
each of the Banks party to the Credit
Agreement referred to below

                                   Re:  Dr Pepper
                                        ---------

Ladies and Gentlemen:

          We have acted as special counsel to Dr Pepper/Seven-Up Corporation, a Delaware corporation (the "Company"), Dr Pepper/Seven-Up Companies, Inc., a Delaware corporation (the "Guarantor"), and Waco Manufacturing Company, a Delaware corporation ("Waco"), in connection with the preparation, authorization, execution and delivery of, and the consummation of the transactions contemplated by, the Fifth Amendment, dated as of December 28, 1993 (the "Amendment"), to the Credit Agreement, dated as of October 20, 1992 as amended to the date hereof and by the Amendment (the "Credit Agreement"), among the Company, the Guarantor, the financial institutions party thereto (the "Banks"), Bankers Trust Company, Nationsbank of North Carolina, N.A. and The Chase Manhattan Bank, N.A., as Managing Agents, the Co-Agents, the Lead Managers, and Bankers Trust Company, as Administrative Agent. We have also acted as special counsel to the Company in connection with the Asset Transfer. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings as so defined.

          In so acting, we have examined originals or copies, certified or otherwise identified to our satisfaction, of (a) the Credit Agreement, (b) the Revolving Notes, the Term Notes and the Swingline Note, each dated the date hereof (collectively, the "Notes"), (c) the Subsidiary Security Agreement,
(d) the other Credit Documents, (e) the Subsidiary Pledge Agreement, (f) the Subsidiary Guaranty, (g) the Asset Transfer Documents and (h) such corporate records, agreements, documents and other instruments, and such certificates or comparable documents of public officials and of officers and representatives of the Guarantor, the Company and Waco as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth. The Credit Agreement, the Notes, the Subsidiary Security Agreement, the Subsidiary Pledge Agreement, and the Subsidiary Guaranty are collectively referred to herein as the "Loan Documents".

          In such examination, we have assumed the genuineness of all signatures (other than as to the Guarantor, the Company and Waco), the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. As to all questions of fact material to this opinion that have not been independently established, we have relied upon certificates or comparable documents of public officials and officers and representatives of the Guarantor, the Company and Waco and upon the representations and warranties of each of the Guarantor, the Company and Waco contained in the Loan Documents to which it is a party.

          Based upon the foregoing, and subject to the qualifications stated herein, we are of the opinion that:

          1. Each of the Guarantor, the Company and Waco is a corporation duly organized, validly existing and in good standing under the laws of the respective jurisdiction of its incorporation and each has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Guarantor is duly qualified to transact business and is in good standing as a foreign corporation in the state of Texas. The Company is duly qualified to transact business and is in good standing as a foreign corporation in the states of Texas and Missouri.
Waco is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the character of its activities requires such qualification, except where the failure of Waco to be so qualified would not have a material adverse effect on the business, operations or financial condition of Waco.

          2. Each of the Guarantor, the Company and Waco has all requisite corporate power and authority to execute and deliver the Loan Documents and the Asset Transfer Documents to which it is a party and to perform its obligations thereunder. The execution, delivery and performance of the Loan Documents and the Asset Transfer Documents to which it is a party by each of the Guarantor, the Company and Waco and the consummation by each of the Guarantor, the Company and Waco of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of each of the Guarantor, the Company and Waco. Each of the Loan Documents and the Asset Transfer Documents to which the Guarantor, the Company or Waco is a party has been duly and validly executed and delivered by it. Assuming the due authorization, execution and delivery of the Loan Documents by each of the parties thereto other than the Guarantor, the Company and Waco, each of the Loan Documents constitutes the legal, valid and binding obligation of each of the Guarantor, the Company and Waco enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), and except to the extent that rights to indemnification thereunder may be limited by federal or state securities laws or public policy relating thereto, and subject to the qualification that (i) certain remedial provisions of each of the Subsidiary Security Agreement and the Subsidiary Pledge Agreement are or may be unenforceable in whole or in part under the laws of the State of New York, but the inclusion of such provisions does not affect the validity of the Subsidiary Security Agreement or the Subsidiary Pledge Agreement and each of the Subsidiary Security Agreement and the Subsidiary Pledge Agreement contains adequate provisions for enforcing payment of the obligations and for the practical realization of the rights and benefits afforded thereby, and (ii) we express no opinion as to the effect on the Credit Agreement or the Notes of the laws of any jurisdiction other than the States of New York and Texas, including laws which limit the rates of interest legally chargeable or collectable. No opinion is expressed in this paragraph as to the perfection or priority of any liens granted pursuant to the Subsidiary Security Agreement or the Subsidiary Pledge Agreement.

          3. The execution and delivery by each of the Guarantor, the Company and Waco of the Loan Documents and the Asset Transfer Documents to which it is a party and the consummation of the transactions contemplated thereby (including, without limitation, the granting of a security interest under any Loan Document) and compliance by each of the Guarantor, the Company and Waco with any provisions thereof will not conflict with, constitute a default under or violate
(i) any New York, Texas, Delaware corporate or federal law or regulation (other than federal and state securities or blue sky laws, as to which we express no opinion, but including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System), (ii) any judgment, order, writ, injunction or ruling of any court or governmental authority applicable to the Guarantor, the Company or Waco, of which we are aware, (iii) any of the terms, conditions or provisions of any of the agreements set forth on Schedule I hereto (the "Material Agreements") or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of the Guarantor, the Company or Waco pursuant to the terms of any such Material Agreement, or (iv) any of the terms, conditions or provisions of the certificate of incorporation or by-laws of the Guarantor, the Company and Waco.

          4. No consent, approval, waiver, license, or authorization or other action by or filing with any New York, Texas, Delaware corporate or federal governmental authority is required in connection with (i) the execution and delivery by each of the Guarantor, the Company and Waco of the Loan Documents to which it is a party or the consummation by each of the Guarantor, the Company and Waco of the transactions contemplated thereby, or (ii) the legality, validity or enforceability thereof, except for federal and state securities or blue sky laws, as to which we express no opinion. Upon the execution of the Amendment by the Guarantor, the Company, the Required Banks, each Continuing Bank and each New Bank, all consents needed to effect the Amendment in accordance with the terms of the Original Credit Agreement will have been obtained.


          5. (a) Assuming the filing of the financing statements in the forms attached hereto (the "Financing Statements") on Form UCC-1 in the offices in the jurisdictions indicated on Schedule II hereto, the execution and delivery of the Subsidiary Security Agreement creates, in favor of the Collateral Agent, a valid and duly perfected lien on and a security interest in the Collateral (as such term is defined in the Subsidiary Security Agreement) to the extent perfection of a lien or security interest in the Collateral may be perfected by the filing of a financing statement under the Uniform Commercial Code (the "UCC") in effect in the State of Texas, as security for the Obligations, as defined in the Subsidiary Security Agreement, and no other filings are necessary under the UCC.

          (b) Assuming (i) delivery in the State of New York to and continued possession by Bankers Trust Company (the "Pledgee") of the stock certificates that represent the outstanding shares of stock of Waco (together with stock powers, duly executed in blank with respect thereto), and (ii) that the Pledgee was without notice of any adverse claim (as such term is used in Section 8-302 of the UCC in effect in the State of New York) prior to or on the date hereof with respect to such stock, the Company Pledge Agreement creates, in favor of the Collateral Agent, a valid and duly perfected lien on and security interest in such stock, as security for the obligations, as defined in the Company Pledge Agreement, which is subject to no prior lien or security interest. No opinion is expressed in this paragraph as to the priority of the Collateral Agent's lien on any dividends on, or other distributions in respect of, such stock.

          (c) Assuming (i) delivery in the State of New York to and continued possession by Bankers Trust Company (the "Pledgee") of the Pledged Notes (as defined in the Company Security Agreement), and (ii) that the Pledgee was without notice of any adverse claim (as such term is used in Section 8-302 of the UCC in effect in the State of New York) prior to or on the date hereof with respect to such Pledged Notes, the Company Pledge Agreement creates, in favor of the Collateral Agent, a valid and duly perfected lien on and security interest in such Pledged Notes, as security for the Obligations, as defined in the Company Pledge Agreement, which is subject to no prior lien or security interest. No opinion is expressed in this paragraph as to the priority of the Collateral Agent's lien on any interest payments in connection with, or other distributions in respect of, such Pledged Notes.

          (d) Assuming (i) delivery in the State of New York to and continued possession by Bankers Trust Company (the "Pledgee") of the Pledged Note (as defined in the Subsidiary Pledge Agreement), and (ii) that the Pledgee was without notice of any adverse claim (as such term is used in Section 8-302 of the UCC in effect in the State of New York) prior to or on the date hereof with respect to such Pledged Note, the Subsidiary Pledge Agreement creates, in favor of the Collateral Agent, a valid and duly perfected lien on and security interest in such Pledged Note, as security for the Obligations, as defined in the Subsidiary Pledge Agreement, which is subject to no prior lien or security interest. No opinion is expressed in this paragraph as to the priority of the Collateral Agent's lien on any interest payments in connection with, or other distributions in respect of, such Note.

          (e) The Company is the record owner of all of the issued and outstanding Common Stock of Waco.

          The opinions set forth in subparagraphs (a), (c) and (d) are subject to the exception that with respect to any Assignor's (as such term is defined in the Company or Subsidiary Security Agreement) rights in or title to the Collateral, we express no opinion, and have assumed that such Assignor has title to the Collateral.

          The opinions set forth in subparagraphs (a), (b), (c) and (d) are subject to the following exceptions:

               (a) that with respect to (i) federal tax liens accorded priority under law and (ii) liens created under Title IV of the Employee Retirement Income Security Act of 1974 which are properly filed after the date hereof, we express no opinion as to the relative priority of such liens and the security interests created by the Company Pledge Agreement; and

               (b) that with respect to any claims (including for taxes) in favor of any state or any of its respective agencies, authorities, municipalities or political subdivisions which claim is given lien status and/or priority under any law of such state, we express no opinion as to the relative priority of such liens and the security interests created by the Company Pledge Agreement.

          In addition, the opinions in subparagraphs (a), (b), (c) and (d) are subject to (i) the limitations on perfection of security interests in proceeds resulting from the operation of Section 9-306 of the UCC in effect in New York and Texas; (ii) the limitations with respect to buyers in the ordinary course of business imposed by Sections 9-307 and 9-308 of the UCC in effect in New York and Texas; (iii) the limitations with respect to documents, instruments and securities imposed by Sections 8-301 and 9-309 of the UCC in effect in New York and Texas; (iv) the provisions of Section 9-204 of the UCC in effect in New York and Texas relating to the time of attachment and perfection of a security interest in the items of Collateral in which the Company does not now have rights and of which it does not now have possession; and (v) Section 552 of Title 11 of the United States Code (the "Bankruptcy Code") with respect to any Collateral acquired by the Company subsequent to the commencement of any case against or by the Company under the Bankruptcy Code.

          We further assume that (a) all filings will be timely made and duly filed as necessary (i) in the event of a change in the name, identity or corporate structure of Waco, (ii) in the event of a change in location of the Collateral, or the location of the principal office of Waco or the place where Waco keeps its books and records, and (iii) to continue to maintain the effectiveness of the original filings, and (b) any money, instruments, documents or securities which may constitute part of the Pledged Securities are and will remain in the Pledgee's possession.

          6. Assuming that the representation made by Waco in Section 2.4 of the Subsidiary Security Agreement with respect to the location of its chief executive office is and remains true and correct, under the law of the States of New York and Texas the perfection and priority of the security interests granted by Waco in its Receivables, Contracts, General Intangibles (other than uncertificated securities) and Contract Rights (all as defined in the Subsidiary Security Agreement) are governed by the laws of the State of Texas to the extent that said Receivables, Contracts, Contract Rights and General Intangibles consist of "accounts" and "general intangibles" as described in the UCC of the States of New York and Texas.

          7. In connection with the making of the Loans pursuant to the Credit Agreement and the granting of the Additional Mortgage to secure the Loans and the other Obligations, real estate appraisals are not required to be obtained by the Banks under Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, 12 U.S.C. Sections 3310, 3331-3351, or the appraisal regulation published by the Office of the Comptroller of the Currency, 12 CFR
34.43. In rendering the opinion set forth in this paragraph 7, we have been advised and have relied upon the fact that, as a consequence of the execution and delivery of the Additional Mortgage, the provisions of the Credit Agreement would not have been more favorable than in the absence of the lien of the Additional Mortgage, and that the Additional Mortgage has been obtained solely through an abundance of caution.

          We express no opinion herein as to Section 544(b) or 548 of the United States Bankruptcy Code or any comparable provision of state law.

          The opinions herein are limited to the laws of the State of New York, the State of Texas, the corporate laws of the State of Delaware and the federal laws of the United States, and we express no opinion as to the effect on the matters covered by this opinion of the laws of any other jurisdiction.

          This opinion is rendered solely for your benefit and for the benefit of Eligible Transferees in connection with the transactions described above. This opinion may not be used or relied upon by any other person and may not be disclosed, quoted, filed with a governmental agency or otherwise referred to (except as may otherwise be required by law) without our prior written consent.


                                        Very truly yours,

                                        Weil, Gotshal & Manges

                                                                      SCHEDULE I



                               MATERIAL AGREEMENTS

     1. Indenture between Dr Pepper/Seven-Up Companies, Inc. and Bank One, Texas, NA, dated October 28, 1992.

                                                                     SCHEDULE II



     Jurisdiction                                           Office
     ------------                                           ------

     Texas                                             Secretary of State;
                                                       County Clerk, Dallas
                                                       County

                                                                    ANNEX C-2
                                                                        to
                                                                 FIFTH AMENDMENT




                    Opinion of General Counsel to the Company

     Dr Pepper/Seven-Up Companies, Inc.
     P.O. Box 655086, Dallas, Texas 75265-5086
     8144 Walnut Hill Lane, Dallas, Texas 75231-4372 - 214/360-7000



NELSON A. BANGS
Vice President,
Secretary & General Counsel


                                                December 28, 1993




To each of the Managing Agents and
each of the Bank's party to the Credit
Agreement referred to below



Ladies and Gentlemen:

     I have acted as General Counsel to Dr Pepper/Seven-Up Corporation, a Delaware corporation (the "Company"), Dr Pepper/Seven-Up Companies, Inc., a Delaware corporation (the "Guarantor"), and Waco Manufacturing Company, a Delaware corporation ("Waco"), in connection with the preparation, authorization, execution and delivery of, and the consummation of the transactions contemplated by, the Fifth Amendment, dated as of December 28, 1993 (the "Amendment") to the Credit Agreement, dated as of October 20, 1992 (as amended to the date hereof and by the Amendment, the "Credit Agreement"), among the Company, the Guarantor, the financial institutions party thereto
(the "Banks"), Bankers Trust Company, Nationsbank of North Carolina, N.A. and The Chase Manhattan Bank, N.A., as Managing Agents, the Co-Agents, the Lead Managers, and Bankers Trust Company, as Administrative Agent. I have also acted as General Counsel to the Company in connection with the Asset Transfer. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings as so defined.

     In so acting, I have examined originals or copies, certified or otherwise identified to my satisfaction, of (a) the Credit Agreement, (b) the Revolving Notes, the Term Notes and the Swingline Note, each dated the date hereof (collectively, the "Notes"), (c) the Subsidiary Security Agreement, (d) the other Credit Documents, (e) the Subsidiary Pledge Agreement, (f) the Subsidiary Guaranty, (g) the Asset Transfer Documents and (h) such corporate records, agreements, documents and other instruments, and such certificates or comparable documents of public officials and of officers and representatives of the Guarantor, the Company and Waco as I have deemed relevant and necessary as a basis for the opinion hereinafter set forth. The Credit Agreement, the Notes, the Subsidiary Security Agreement, the Subsidiary Pledge Agreement and the Subsidiary Guaranty are collectively referred to herein as the "Loan Documents".

     In such examination, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies and the authenticity of the originals of such latter documents. As to all questions of fact material to this opinion that have not been independently established, I have (i) relied upon certificates or comparable documents of public officials and officers and representatives of the Guarantor, the Company and Waco and of the registrars and transfer agents for the capital stock of the Guarantor and the Company and upon the representations and warranties of each of the Guarantor, the Company and Waco contained in the Loan Documents to which it is a party, and (ii) made the assumptions and relied upon the certificates or comparable documents described in the preceding paragraph.

     Based upon the foregoing, and subject to the qualifications stated herein, I am of the opinion that:

1. The execution and delivery by each of the Guarantor, the Company and Waco of the Loan Documents and the Asset Transfer Documents to which it is a party and the consummation of the transactions contemplated thereby (including, without limitation, the granting of a security interest under any Loan Document) and compliance by each of the Guarantor, the Company and Waco with any provisions thereof will not conflict with, constitute a default under or violate any of the terms, conditions or provisions of any of the agreements set forth on
Schedule I hereto (the "Material Agreements") or any other document, agreement or instrument to which the Guarantor or the Company is a party or by which it is bound of which I am aware, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of the Guarantor, the Company or Waco pursuant to the terms of any such Material Agreement or any such other document, agreement or instrument of which I am aware.

2. To my knowledge after due inquiry, there is no litigation, proceeding or governmental investigation pending or overtly threatened against the Guarantor or any of its Subsidiaries that relates to any of the transactions contemplated by the Loan Documents and the Asset Transfer Documents to which it is a party or, except as set forth in Schedule XI to the Credit Agreement or as indicated on Schedule II hereto (which litigation has previously been described in the public filings of the Company), which, if adversely determined, would have a material adverse effect on the business, assets or financial condition of the Guarantor and its Subsidiaries, taken as a whole.

3. Neither the Guarantor nor any of its Subsidiaries is an "investment company", as defined in the Investment Company Act of 1940, as amended.

4. Neither the Guarantor nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

5. On the Initial Borrowing Date and after giving effect to the Transaction, the authorized capital stock of (a) the Guarantor will consist of (i) 125,000 shares of Common Stock, $.01 par value per share, of which not more than 61,500,000 shares shall be issued and outstanding (assuming the exercise of all outstanding Warrants), (ii) 20,000,000 shares of Nonvoting Common Stock, par value $.01 per share, of which no shares shall be issued and outstanding, and
(iii) 2,000,000 shares of Guarantor Preferred Stock, $.01 par value per share, of which no shares shall be issued and outstanding, (b) the Company will consist of 1,000 shares of Common Stock, $.01 par value per share, of which 1,000 shares of Common Stock shall be issued and outstanding and (ii) 10,000,000 shares of preferred stock, $.01 par value per share, of which 1,268,474 shares of Dr Pepper Preferred Stock shall be issued and outstanding and (c) Waco will consist of 1,000 shares of Common Stock, $1.00 par value per share, of which 1,000 shares shall be issued and outstanding. All of such outstanding shares of each of the Guarantor's, the Company's and Waco's capital stock are duly authorized, validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and have not been issued in violation of any preemptivet rights.

6. To my knowledge after due inquiry, except for the Warrants or the options granted pursuant to the Stock Option Plans or rights granted pursuant to the Rights Agreement of the Guarantor, after giving effect to the Transaction, there are no outstanding securities of the Guarantor or any of its Subsidiaries convertible into or evidencing the right to purchase or subscribe for any shares of capital stock of the Guarantor or any of its Subsidiaries, and there are no outstanding or authorized options, warrants, calls, subscriptions, rights, commitments or any other agreements of any character obligating the Guarantor or any of its Subsidiaries to issue any shares of its capital stock or any securities convertible into or evidencing the rights to purchase or subscribe for any shares of such stock.

7. Waco has obtained or made all consents, approvals, waivers, licenses, or authorizations or other actions or filings or registrations with all Missouri governmental authorities which are required in connection with the Asset Transfer, except such consents, approvals, waivers, licenses, authorizations or other actions or filings the failure of which to obtain would not have a material adverse effect on the business, assets or condition (financial or otherwise) of Waco or the Guarantor and its Subsidiaries, taken as a whole.

     The opinions herein are limited to the laws of the State of Texas, the corporate laws of the State of Delaware and the federal laws of the United States, and I express no opinion as to the effect on the matters covered by this opinion of the laws of any other jurisdiction.

     This opinion is rendered solely for your benefit and for the benefit of Eligible Transferees in connection with the transactions described above. This opinion may not be used or relied upon by any other person and may not be disclosed, quoted, filed with a governmental agency or otherwise referred to (except as may otherwise be required by law) without my prior written consent.


                                             Very Truly Yours,


                                             /s/ Nelson A. Bangs

                                   SCHEDULE I


- -    Common Stock Registration Rights Agreement, dated as of May 19, 1988, by and among Hicks & Haas Holdings, Ltd., DLJ Capital Corporation, Shearson Lehman Hutton Inc., Shearson Lehman Brothers Capital Partners I, Prudential-Bache Interfunding Inc., Prudential-Bache Capital Partners I, L.P., Citicorp Capital Investors Ltd., John R. Albers, Ira M. Rosenstein, The John L. Kemmerer, Jr. Trust Dated 6/24/57, Cadbury Schweppes Inc., Bankers Trust Company and Dr Pepper/Seven-Up Companies, Inc.

- -    Credit Agreement, dated as of October 20, 1992, among The Seven-Up Company and Dr Pepper Company (and their successor by merger Dr Pepper/Seven-Up Corporation), Dr Pepper/Seven-Up Companies, Inc., as Guarantor, Various Banks, Bankers Trust Company, Nationsbank of North Carolina, N.A., and The Chase Manhattan Bank, N.A., as Managing Agents, The Co-Agents, The Lead Managers and Bankers Trust Company, as Administrative Agent.

- -    Dr Pepper Bottler's License Agreement dated February 25, 1987, between Dr
     Pepper Company and Coca-Cola Bottling Company of the Southwest, a Nevada Corporation, d/b/a Dr Pepper Bottling Company of San Antonio.

- -    Dr Pepper Bottler's License Agreement dated July 22, 1988, between Dr
     Pepper Company and Great Plains Coca-Cola Bottling Company, an Oklahoma Corporation, d/b/a Dr Pepper Bottling Company of Oklahoma City.

- -    Dr Pepper Bottler's License Agreement dated September 29, 1988, between Dr
     Pepper Company and Coca-Cola Bottling Company of Los Angeles, a Delaware Corporation, d/b/a Dr Pepper Bottling Company of Los Angeles.

- -    Dr Pepper Bottler's License Agreement dated January 24, 1989, between Dr
     Pepper Company and Dr Pepper Bottling Company of Texas, a Texas Corporation, d/b/a Dr Pepper Bottling Company of Houston.

- -    Dr Pepper Bottler's License Agreement dated January 24, 1989, between
     Dr Pepper Bottling Company of Texas, a Texas Corporation, d/b/a Dallas/Ft. Worth Dr Pepper Bottling Company.

- -    Seven-Up Franchise Agreement dated October 16, 1974, between The Seven-Up
     Company and Seven-Up Bottling Company of San Francisco, San Francisco, California.

- -    Seven-Up Franchise Agreement dated June 7, 1993, between The Seven-Up
     Company and Kemmerer Bottling Group, Inc., d/b/a Seven-Up Bottling Company, Chicago, Illinois.

- -    Seven-Up Franchise Agreement dated November 6, 1987, between The Seven-Up
     Company and Kemmerer Bottling Group, Inc. d/b/a Seven-Up Bottling Company, Joliet, Illinois.

- -    Seven-Up Franchise Agreement dated December 9, 1988, between The Seven-Up
     Company and Mid-Continent Bottlers, Inc., d/b/a Seven-Up Bottling Company, Des Moines, Iowa.

- -    Seven-Up Franchise Agreement dated March 16, 1992, between The Seven-Up
     Company and Seven-Up/RC Bottling Company of Southern California, Inc., d/b/a Seven-Up Bottling Company, Los Angeles, California.

- -    Employment Agreement, dated as of August 2, 1993, between Dr
     Pepper/Seven-Up Corporation and John R. Albers.

- -    Employment Agreement, dated as of August 2, 1993, between Dr
     Pepper/Seven-Up Corporation and Ira M. Rosenstein.

- -    Tax Sharing Agreement, dated as of January 1, 1992, between Dr
     Pepper/Seven-Up Companies, Inc.  and Dr Pepper/Seven-Up Corporation.


- -    Commercial Lease, dated as of August 20, 1987, among The Seven-Up Company,
     Dr Pepper Company and Walnut Glen Towers, Ltd. (incorporated herein by reference to the annual report on Form 10-K for the year ended December 31, 1987 of Seven-Up Holding Company and The Seven-Up Company (File No. 33-13546-01).

- -    Dr Pepper Company Profit Sharing Plan, as amended, dated as of January 1,
     1987.

- -    Restated Pension Plan of Dr Pepper/Seven-Up Corporation.

- -    Supplemental Pension Plan of Dr Pepper/Seven-Up Corporation.

- -    Supplemental Disability Plan of Dr Pepper/Seven-Up Corporation.

- -    Supplemental Death Benefit Plan of Dr Pepper/Seven-Up Corporation.

- -    The Seven-Up Company Retirement Trust, effective as of November 12, 1986.

- -    The Seven-Up Company Retirement Plan, effective as of November 12, 1986.

- -    Executive Severance Agreement dated as of August 27, 1991 for John R.
     Albers.

- -    Executive Severance Agreement dated as of August 27, 1991 for Ira M.
     Rosenstein.

- -    Letter Agreement dated as of November 8, 1989 for Charles P.

     Grier.

- -    Executive Severance Agreement dated as of August 27, 1991 for True H.
     Knowles.

- -    Executive Severance Agreement dated as of April 8, 1992 for Francis I.
     Mullin, III.

- -    1992 Performance Award Plan of Dr Pepper/Seven-Up Companies, Inc.

- -    Dr Pepper/Seven-Up Companies, Inc. 1988 Stock Option Plan.

- -    Dr Pepper/Seven-Up Companies, Inc. 1988 Non-Qualified Stock Option Plan.

- -    Amendment to Non-Qualified Stock Option Agreement under Dr Pepper/Seven-Up
     Companies, Inc. 1988 Stock Option Plan.

- -    Amendment to Non-Qualified Stock Option Agreement under Dr Pepper/Seven-Up
     Companies, Inc. 1988 Non-Qualified Stock Option Plan.

- -    Dr Pepper/Seven-Up Companies, Inc. Amended and Restated 1988 Stock Option
     Plan.

- -    Dr Pepper/Seven-Up Companies, Inc. Amended and Restated 1988 Non-Qualified
     Stock Option Plan.

- -    1993 Stock Ownership Plan of Dr Pepper/Seven-Up Companies, Inc.

- -    Non-Qualified Stock Option Agreement under Dr Pepper/Seven-Up Companies,
     Inc. 1993 Stock Ownership Plan.

- -    Dr Pepper/Seven-Up Companies, Inc. Performance Stock Award Agreement dated
     October 27, 1993.

- -    Stockholder Rights Plan of Dr Pepper/Seven-Up Companies, Inc., dated
     September 1, 1993.

                                   SCHEDULE II


     On May 17, 1993, Global Universal, Inc. and Triad/Dr Pepper Mexico filed suit against the Guarantor and the Company in the District Court of Tarrant County, Texas, 352nd Judicial District, alleging that Guarantor and the Company breached an agreement pursuant to which Plaintiffs would be the exclusive licensee and operator for DR PEPPER brand products in the country of Mexico. Plaintiffs seek unspecified damages in an amount equal to their lost profits, as well as exemplary damages. Guarantor and the Company have answered Plaintiffs' complaint and have generally denied all allegations contained therein, but are unable to express an opinion as to the outcome of this lawsuit at this time.

                                                                     ANNEX D
                                                                        to
                                                                 FIFTH AMENDMENT




                      [DR PEPPER/SEVEN-UP COMPANIES, INC.]
                        [DR PEPPER/SEVEN-UP CORPORATION]
                          [WACO MANUFACTURING COMPANY]

                              Officers' Certificate


          I, the undersigned, [President/Executive Vice President/Senior Vice President/Vice President] of [Dr Pepper/Seven-Up Companies, Inc.] [Dr Pepper/Seven-Up Corporation] [Waco Manufacturing Company], a corporation organized and existing under the laws of the State of Delaware (the "Company"), do hereby certify that:

          1. This Certificate is furnished pursuant to the Fifth Amendment, dated as of December ____, 1993 (the "Fifth Amendment") to the Credit Agreement, dated as of October 20, 1992, among Dr Pepper/Seven-Up Corporation (as successor by merger to Dr Pepper Company and The Seven-Up Company), Dr Pepper/Seven-Up Companies, Inc., various banks from time to time party thereto, Bankers Trust Company, Nationsbank of North Carolina, N.A., and The Chase Manhattan Bank, N.A. as Managing Agents, the Co-Agents, the Lead Managers and Bankers Trust Company, as Administrative Agent (such Credit Agreement, as in effect on the date of this Certificate after giving effect to the Fifth Amendment, being herein called the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

          2. The following named individuals are elected officers of the Company, each holds the office of the Company set forth opposite his name and has held such office since __________, 19__.(1) The signature written opposite the name and title of each such officer is his correct signature.

            Name(2)                Office            Signature

     ____________________  ____________________  ____________________

     ____________________  ____________________  ____________________

     ____________________  ____________________  ____________________

     ____________________  ____________________  ____________________

          3. Attached hereto as Exhibit A is a certified copy of the Certificate of Incorporation of the Company as filed in the Office of the Secretary of State of the State of Delaware on __________, 19__, together with all amendments thereto adopted through the date hereof.

          4. Attached hereto as Exhibit B is a true and correct copy of the By-Laws of the Company which were duly adopted, are in full force and effect on the date hereof, and have been in effect since ____________, 19____.

          5. Attached hereto as Exhibit C is a true and correct copy of resolutions which were duly adopted on _________, 1993 [by unanimous written consent of the Board of Directors of the Company] [by a meeting of the Board of Directors of the Company at which a quorum was present and acting throughout], and said resolutions have not been rescinded, amended or modified. Except as attached hereto as Exhibit C, no resolutions have been adopted by the Board of Directors of the Company which deal with the execution, delivery or performance of any of the Fifth Amendment or any other Credit Document to which the Company is party.

________________________
(1) Insert a date prior to the time of any corporate action relating to the Fifth Amendment or any other Credit Document.

(2) Include name, office and signature of each officer who will sign any Credit Document, including the officer who will sign the certification at the end of this Certificate.

          [6. Attached hereto as Exhibit D are true and correct copies of all Employee Benefit Plans of the Guarantor and its Subsidiaries required to be delivered pursuant to Section III(1)(m) of the Fifth Amendment.

          7. Attached hereto as Exhibit E are true and correct copies of all Shareholders' Agreements with respect to the capital stock of the Guarantor and its Subsidiaries required to be delivered pursuant to Section III(1)(m) of the Fifth Amendment.

          8. Attached hereto as Exhibit F are true and correct copies of all Management Agreements of the Guarantor and its Subsidiaries required to be delivered pursuant to Section III(1)(m) of the Fifth Amendment.

          9. Attached hereto as Exhibit G are true and correct copies of all Employment Agreements of the Guarantor and its Subsidiaries required to be delivered pursuant to Section III(1)(m) of the Fifth Amendment.

          10. Attached hereto as Exhibit H are true and correct copies of all Collective Bargaining Agreements of the Guarantor and its Subsidiaries required to be delivered pursuant to Section III(1)(m) of the Fifth Amendment.

          11. Attached hereto as Exhibit I are true and correct copies of all Tax Sharing Agreements entered into by the Guarantor or any of its Subsidiaries required to be delivered pursuant to Section III(1)(m) of the Fifth Amendment.

          12. Attached hereto as Exhibit J are true and correct copies of all Debt Agreements of the Guarantor and its Subsidiaries required to be delivered pursuant to Section III(1)(m) of the Fifth Amendment.

          13.  On the date hereof, all of the conditions in Sections III(1)(e),
(f)(ii), (g), (j), (l) and (m) of the Fifth Amendment have been satisfied.

          14. On the date hereof, the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects, both before and after giving effect to each Credit Event to occur on the date hereof and the application of the proceeds thereof.

          15. On the date hereof, no Default or Event of Default has occurred and is continuing or would result from the Credit Events to occur on the date hereof or from the application of the proceeds thereof.](3)

          [6] [16]. There is no proceeding for the dissolution or liquidation of the Company or threatening its existence.


          IN WITNESS WHEREOF, I have hereunto set my hand this ___ day of December, 1993.




                                   ________________________________

                                   Name:
                                   Title:



I, the undersigned, [Secretary/Assistant Secretary] of the Company, do hereby certify that:


          1. [Name of Person making above certifications] is the duly elected and qualified [President/Executive Vice President/Senior Vice President/Vice President] of the Company and the signature above is his genuine signature.

          2. The certifications made by [name of Person making above certifications] in Items 2, 3, 4, 5 and [6] [16] above are true and correct.

          IN WITNESS WHEREOF, I have hereunto set my hand this _____ day of December, 1993.



                                   ________________________________
                                   Name:
                                   Title:

______________________________
(3) Insert items 6-15 only in the Certificate of Dr Pepper/Seven-Up Corporation.